[FRONT COVER]


APRIL 30, 2000 (UNAUDITED)


Chase Vista
Equity Funds

SEMI-ANNUAL REPORT


CORE EQUITY FUND

EQUITY GROWTH FUND

GROWTH AND INCOME FUND

CAPITAL GROWTH FUND

LARGE CAP EQUITY FUND

FOCUS FUND

EQUITY INCOME FUND

SMALL CAP OPPORTUNITIES FUND

SMALL CAP EQUITY FUND

BALANCED FUND

[Chase Logo]

THE RIGHT RELATIONSHIP IS EVERYTHING.[Reg TM]


SAEQ-3-600

Contents
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Chairman's Letter                                                              1
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Chase Vista Core Equity Fund                                                   2
 Fund Commentary
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Chase Vista Equity Growth Fund                                                 5
 Fund Commentary
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Chase Vista Growth and Income Fund                                             8
 Fund Commentary
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Chase Vista Capital Growth Fund                                               11
 Fund Commentary
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Chase Vista Large Cap Equity Fund                                             14
 Fund Commentary
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Chase Vista Focus Fund                                                        17
 Fund Commentary
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Chase Vista Equity Income Fund                                                20
 Fund Commentary
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Chase Vista Small Cap Opportunities Fund                                      23
 Fund Commentary
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Chase Vista Small Cap Equity Fund                                             26
 Fund Commentary
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Chase Vista Balanced Fund                                                     29
 Fund Commentary
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Portfolios of Investments                                                     32
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Fund Financial Statements                                                     53
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Portfolio Financial Statements                                                97
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Highlights

o Reports of strong economic data strengthened the Federal Reserve's beliefs that the United States' rising inflation must be kept under control, leading to higher interest rates.
o Bonds have generally been up, though the April economic reports muted gains from such securities.
o Technology was the global trend during the period, as the red-hot industry saw many double-digit, and even triple-digit price advances.

-------------------------------------------------------
 NOT FDIC INSURED | May lose value / No bank guarantee
-------------------------------------------------------
Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

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CHASE VISTA EQUITY FUNDS

--------------------------------------------------------------------------------

Chairman's Letter

                                                                    June 5, 2000

Dear Shareholder:

We are pleased to present this semi-annual report for the Chase Vista U.S. Equity Funds for the six months ended April 30, 2000.

Strong Economic Growth Bodes Well for Equities

A robust economy that boosted investor confidence was a good backdrop for Wall Street's continued boom, as reports of lower-than-expected unemployment rates and higher consumer spending were released. Despite the Federal Reserve Board's multiple attempts to cool the economy's pace by boosting interest rates, the equity market forged on for most of the period.

Technology stocks made particularly tremendous strides during the period, thanks to growth in the Internet, mobile communications and demand for consumer electronic products. Other sectors that fared well included utilities and energy. Fixed-income securities were positive contributors, yet their gains were held back by the stream of solid economic data indicating rising inflation.

Potential of Further Rate Hikes

Although the gains garnered by the equity market have indeed been impressive during much of the reporting period, the fact remains that the Federal Reserve is set on taming inflation. With investors almost certain that interest-rate increases will occur throughout the remainder of the year, prospects for fixed-income and equities have dampened. What we started to see towards the end of the reporting period was a move towards more-stable blue-chip stocks, indicating investors' uncertainty.

While the threat of further rate increases still looms over the market, we believe that the resulting ill effects are only short term. The market has seen many bumps over the years and recovered from all of them; this period is just another hurdle to be mounted.

At Chase Vista, we thank you for your business and look forward to serving your investment needs in the years to come.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

--------------------------------------------------------------------------------

CHASE VISTA CORE EQUITY FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Core Equity Fund, which invests in large U.S. stocks with strong fundamentals, rose 9.36% (Class A Shares, without sales charge) in the six months ended April 30, 2000. It outperformed its benchmark, the S&P 500 Index, which increased 7.18%.

How the Fund Was Managed

The Fund's technology holdings drove performance as Wall Street focused on the "new economy." Technology stocks posted exceptional gains in the closing months of 1999, and continued to rise at a more-muted pace in the first quarter of 2000.

Many of the leading technology companies held by the Fund have generated consistently strong revenue growth. They are considered among the more certain winners from the current technology revolution. Network equipment giant Cisco Systems, for example, was one of the leading performers. Another strong contributor was EMC Corp., the data storage group.

Semiconductor stocks were particularly robust. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unprecedented demand for semiconductor chips. This led to gains for stocks like Altera, Applied Materials, Intel and Texas Instruments.

The Fund cut its holding in Microsoft ahead of the April antitrust ruling. It reinvested some of the proceeds in new holdings such as ADC Telecommunications, the voicemail and data communications company. Another stock added to the portfolio earlier in the year was Oracle, a software company.

Compared with technology, other sectors had limited impact. Utilities came in a distant second, with strong performances from AES and Enron. Both have well-managed power businesses, but Enron also has a developing operation in trading broadband telecommunications capacity.

Rising energy prices caused stock price appreciation among many exploration and production companies and energy service companies. The Fund owned BJ Services, an oil-services company that benefited from the strong oil price.

Following the extraordinary rises in large-cap technology stocks, the Fund made some investments in middle-capitalization equities. Many of these equities offer compelling earnings growth, yet trade at reasonable valuations. Sanmina Corp, a capital goods company that makes components like circuit boards for technology companies, was among the additions.

Where the Fund May Be Headed

The Fund will continue to stick with its discipline of investing in stocks with attractive earnings growth at reasonable valuations. In spite of the recent volatility in technology, the manager will continue to seek the best ideas in this sector. Fears of rate rises may hold equities back in the immediate future, but we remain optimistic about prospects for later in the year.

CHASE VISTA CORE EQUITY FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (34.2%)
Consumer Cyclicals                      (16.4%)
Financial                               (12.0%)
Utilities                                (9.2%)
Health Care                              (8.6%)
Capital Goods                            (5.5%)
Energy                                   (5.2%)
Cash Equivalents & Short Term Paper      (4.3%)
Consumer Staples                         (2.5%)
Transportation                           (1.2%)
Basic Materials                          (0.9%)

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.5%)
Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
2. Cisco Systems, Inc. (3.6%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
3. Intel Corp. (3.5%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
4. ExxonMobil Corp. (3.0%) Operates petroleum and petrochemicals business on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. It also manufactures and markets fuels, lubes and chemicals.
5. Microsoft Corp. (2.9%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating system software, server application software, business and consumer application software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.
6. Wal-Mart Stores, Inc. (2.9%) Operates discount stores and Supercenters as well as Sam's Clubs which offer apparel, housewares, small appliances, electronics and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico, and is involved in joint ventures in China and Korea.
7. American International Group, Inc. (2.8%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
8. EMC Corp. (2.4%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.
9. Citigroup, Inc. (2.2%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.
10. Enron Corp. (2.2%) Produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. It is also developing an intelligent network platform to facilitate online business.

Top 10 equity holdings comprised 30.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA CORE EQUITY FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                                                          Since
                                                       Inception
                           1 Year        5 Years       (4/1/93)
--------------------------------------------------------------------
Class A Shares
 Without Sales Charge      11.78%        24.63%          18.32%
 With Sales Charge          5.35%        23.16%          17.33%
--------------------------------------------------------------------
Class B Shares
 Without CDSC              11.11%        24.09%          17.79%
 With CDSC                  6.11%        23.92%          17.79%
--------------------------------------------------------------------
Class C Shares
 Without CDSC              11.11%        24.09%          17.79%
 With CDSC                 10.11%        24.09%          17.79%
--------------------------------------------------------------------

Life of Fund Performance (4/1/93 to 4/30/00)

[Begin Line Chart]

                  Chase Vista                     Lipper Large
                  Core Equity      S&P 500        Cap Core
                  Fund             Index          Index
4/1/93             9,425           10,000         10,000
4/30/93            9,226            9,758          9,813
1994               9,595           10,277         10,425
1995              10,316           12,067         11,655
1996              12,812           15,708         14,858
1997              15,971           19,651         17,761
1998              22,002           27,719         24,732
1999              27,747           33,765         29,334
4/30/00           31,014           37,182         32,962

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 8/12/99. Class B and C Shares were introduced on 8/12/99 and 8/13/99, respectively. Prior performance is based upon the Chase Core Equity Fund, and has been adjusted to reflect historical expenses (absent waivers and reimbursements) at the Fund's inception and reflects the maximum 5.75% sales charge for Class A Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Core Index consists of funds that invest in both growth and value stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA EQUITY GROWTH FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Equity Growth Fund, which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, rose 15.76% (Class A Shares, without sales charge) in the six months ended April 30, 2000. The Fund outpaced its benchmark, the S&P 500/BARRA Growth Index, which increased 10.88% during the period.

How the Fund Was Managed
Technology stocks drove performance in a period when Wall Street focused on exciting prospects for the New Economy. These stocks posted huge gains in the closing months of 1999, and continued to rise at a more muted pace in the first quarter of 2000.

The Fund was invested in many of the blue-chip stocks that make the 'plumbing' for the digital economy. Cisco Systems, the network equipment giant, had an exceptionally strong run in the period, and became the stock with the largest market capitalization in the S&P 500. EMC Corp., the data storage group, was another strong performer.

Semiconductor stock prices raced higher, buoyed by burgeoning demand for semiconductor chips. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unparalleled demand for chips. This led to gains for holdings like Applied Materials, and KLA-Tencor, a company that provides yield management solutions for the semiconductor industry.

Healthcare--particularly biotechnology--was the second biggest driver of performance. Amgen and Biogen, two biotechnology holdings, registered robust gains. Biotechnology companies are making many of the current advances in medical science.

The Fund's financial stocks also performed well. Brokers Merrill Lynch and Morgan Stanley Dean Witter moved higher, as did Charles Schwab.

Following the extraordinary rises in large-cap technology stocks, the Fund made some investments in mid-cap equities. Many of these equities offer compelling earnings growth, yet trade at reasonable valuations. Technical analysis also indicates growing price momentum in this area of the market.

Holdings in mid-cap stocks, and non-technology sectors, helped the Fund limit losses in April when many leading technology shares fell sharply.

Where the Fund May Be Headed
Above trend economic growth, with further rate rises, will dampen prospects for equities in the immediate future, but we remain optimistic about prospects for later in the year. The adviser believes that technology stocks will be strong over the long-term.

CHASE VISTA EQUITY GROWTH FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (47.6%)
Consumer Cyclicals                      (16.1%)
Health Care                             (12.3%)
Cash Equivalents & Short Term Paper      (8.1%)
Capital Goods                            (6.0%)
Financial                                (4.7%)
Utilities                                (3.2%)
Consumer Staples                         (2.0%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Cisco Systems, Inc. (5.8%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
2. Intel Corp. (5.6%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
3. General Electric Co. (5.2%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
4. Applied Materials, Inc. (4.9%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.
5. EMC Corp. (4.4%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.
6. Novellus Systems, Inc. (4.3%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films. The Company supplies deposition systems used in the fabrication of integrated circuits. Novellus has subsidiaries in the United Kingdom, France, Germany, China, Japan, the Netherlands, Singapore and Taiwan.
7. Wal-Mart Stores, Inc. (3.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer apparel, housewares, small appliances, electronics and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico, and is involved in joint ventures in China and Korea.
8. Oracle Corp. (3.1%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.
9. Microsoft Corp. (3.0%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating system software, server application software, business and consumer application software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.
10. Amgen, Inc. (2.7%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. The Company focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer.

Top 10 equity holdings comprised 42.3% of the Portfolio's market value of investments.
Portfolio holdings are subject to change at any time.

CHASE VISTA EQUITY GROWTH FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                           1 Year        5 Years       10 Years
-------------------------------------------------------------------
Class A Shares
 Without Sales Charge      22.56%        28.03%         18.04%
 With Sales Charge         15.51%        26.52%         17.35%
-------------------------------------------------------------------
Class B Shares
 Without CDSC              21.96%        27.90%         17.99%
 With CDSC                 16.96%        27.75%         17.99%
-------------------------------------------------------------------
Class C Shares
 Without CDSC              21.96%        27.90%         17.99%
 With CDSC                 20.96%        27.90%         17.99%
-------------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[Begin Line Chart]

                  Chase Vista                         Lipper Large
                  Equity Growth     S&P 500/BARRA     Cap Growth
                  Fund              Growth Index      Fund Index
4/30/90            9,425            10,000            10,000
1991              11,108            12,234            12,042
1992              12,198            13,952            13,510
1993              12,877            14,521            14,740
1994              13,014            14,951            16,121
1995              14,394            18,076            18,071
1996              18,135            23,569            23,870
1997              22,034            30,751            28,005
1998              31,297            43,923            39,708
1999              40,401            56,815            50,339
4/30/00           49,516            67,631            62,524

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 8/12/99. Class B and C Shares were introduced on 8/13/99 and 8/20/99, respectively. Prior performance is based upon the Chase Equity Growth Fund, and has been adjusted to reflect historical expenses (absent waivers and reimbursements) at the Fund's inception and reflects the maximum 5.75% sales charge for Class A shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Growth Index contains companies with higher price-to-book ratios relative to the S&P 500. The Lipper Large Cap Growth Fund Index consists of funds that invest in large-cap growth stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA GROWTH AND INCOME FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Growth and Income Fund, which seeks total return from a combination of capital growth and current income, rose 7.42% (Class A Shares, without sales charge) in the six months ended April 30, 2000. The Fund edged past its benchmark, the S&P 500/BARRA Value Index, which increased 2.70%.

How the Fund Was Managed
In a tale of two markets, technology stocks drove the Fund's gains, while the rest of the portfolio made a marginally negative contribution. Technology names rocketed in the final months of 1999, as New Economy enthusiasm took hold. The technology rally continued into the first few months of 2000, only to falter in the March/April Nasdaq sell-off.

The Fund's technology weighting is limited by its conservative objectives, which means it can only invest in companies with positive cash flow that pay reasonable dividends. Even so, its few technology stocks generated significant performance. Teradyne alone generated more than 1% of performance. The company is the world's largest supplier of automatic test equipment to the electronics and telecommunications industries. Altera, which makes programmable logic devices, registered a similar performance, as did Nortel Network.

Stocks involved in the semiconductor industry generated much of the performance. Growth in electronic communications--whether wireless or high speed broadband--is leading to burgeoning demand for semiconductors. The number of wireless phones worldwide has expanded dramatically in recent years, while there has also been a tremendous build-out of the fixed-wire communications network. Among the leading semiconductor names were: Texas Instruments, KLA-Tencor and General Instrument.

Elsewhere, performance was mixed. Consumer-staples stocks made money, with strong contributions from Walt Disney and CBS. In utilities, Enron rallied. The company has a well-managed global power business, but also has a developing operation in trading broadband telecommunications capacity. It is perceived to be extremely well managed.

One of the worst performing sectors was basic materials. Companies like DuPont and International Paper Company fell sharply. Communications Services also had a bad half-year, as Worldcom, Global Crossing and Sprint lost ground.

Where the Fund May Be Headed
The market tested the limits of divergence between valuations of technology stocks and other sectors in early 2000. From here, the performance of the Old Economy stocks that comprise most of the Fund should be strong by comparison. In spite of rising interest rates, the economy is in robust health, which should lead to positive earnings surprises and boost share prices.

CHASE VISTA GROWTH AND INCOME FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Financial                               (27.4%)
Technology                              (15.2%)
Utilities                               (15.0%)
Consumer Cyclicals                      (13.3%)
Energy                                  (11.3%)
Health Care                              (5.5%)
Basic Materials                          (4.9%)
Capital Goods                            (3.5%)
Cash Equivalents & Short Term Paper      (2.6%)
Consumer Staples                         (1.3%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Citigroup, Inc. (5.0%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.
2. American International Group, Inc. (4.5%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
3. ExxonMobil Corp. (4.2%) Operates petroleum and petrochemicals business on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. It also manufactures and markets fuels, lubes and chemicals.
4. Morgan Stanley Dean Witter & Co. (3.5%) Provides financial and investment products and services worldwide. It offers securities investment, asset management and credit and transaction services. Its products include mutual funds and Discover credit cards.
5. Texas Instruments, Inc. (3.0%) Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.
6. American Express Co. (2.7%) Through its subsidiaries, the Company provides travel-related financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.
7. Royal Dutch Petroleum Co. (2.6%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.
8. Wells Fargo Co. (2.4%) A diversified financial services company providing banking, insurance, investments, mortgage and consumer finance. The Company operates through physical stores, the Internet and other distribution channels across North America and elsewhere internationally.
9. Motorola, Inc. (2.3%) Provides integrated communications solutions and embedded electronic solutions. It offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products.
10. BellSouth Corp. (2.3%) Through its wholly-owned BellSouth Telecommunications, Inc. and BellSouth Enterprises, Inc. subsidiaries, it provides telecommunications services, systems and products.

Top 10 equity holdings comprised 32.5% of the Portfolio's market value of investments.
Portfolio holdings are subject to change at any time.

CHASE VISTA GROWTH AND INCOME FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                           1 Year       5 Years       10 Years
------------------------------------------------------------------
Class A Shares
 Without Sales Charge       4.32%       17.77%         17.09%
 With Sales Charge         -1.68%       16.39%         16.39%
------------------------------------------------------------------
Class B Shares
 Without CDSC               3.83%       17.19%         16.70%
 With CDSC                 -0.62%       16.98%         16.70%
------------------------------------------------------------------
Class C Shares
 Without CDSC               3.78%       16.79%         16.50%
 With CDSC                  2.89%       16.79%         16.50%
------------------------------------------------------------------
Class I Shares              4.75%       18.17%         17.28%
------------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[Begin Line Chart]

                  Chase Vista                               Lipper Multi-Cap
                  Growth and Income      S&P 500/BARRA      Value Funds
                  Fund                   Value Index        Average
4/30/90            9,425                 10,000             10,000
1991              12,258                 12,234             11,395
1992              15,474                 13,952             13,102
1993              17,724                 14,521             14,623
1994              18,493                 14,951             15,801
1995              20,143                 18,077             17,738
1996              25,324                 23,569             22,725
1997              29,501                 30,750             26,596
1998              40,703                 43,970             35,893
1999              43,746                 56,877             37,764
4/30/00           45,635                 58,994             38,300

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P
500. The Lipper Multi-Cap Value Funds Average consists of funds with a variety of market capitalizations. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA CAPITAL GROWTH FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Capital Growth Fund, which seeks capital gains from a portfolio of mid-cap stocks, rose 19.14% (Class A Shares, without sales charge) in the six months ended April 30, 2000. It lagged its benchmark, the S&P 400 Mid Cap Index, which increased 21.26%.

How the Fund Was Managed
Although mid-cap equities started 2000 on a solid note, their run came to a halt by the end of the first quarter, compromising earlier gains.

Among the Fund's strengths, however, were semiconductor manufacturer stocks Atmel and Vitesse Semiconductor. KLA-Tencor, a company that provides yield management solutions for the semiconductor industry, also performed well.

Energy stocks also contributed to portfolio returns, as both natural gas and oil prices rose. The Fund owned energy service companies like Cooper Cameron, BJ Services and Global Marine. It also owned two exploration and production stocks, Anadarko Petroleum and Union Pacific Resources. The early April announcement that these two companies would merge was extremely well received by the market, and gave their aggregate price a further boost.

Other areas of winning performance were drugs and biotechnology. The stocks of companies with solid earnings growth prospects, and/or promising drug pipelines rose swiftly during the period. Biotechnology stocks did particularly well, as the equity market rewarded companies for taking high levels of risk that might lead to considerable earnings expansion. The Fund held stocks like Biovail, Chiron, Forest Laboratories and MedImmune.

The Fund's exposure to gaming stocks was cut in the early months of the period. Such foresight proved valuable as these stocks had a poor six months.

Where the Fund May Be Headed
The Fund is well-positioned in a broad spectrum of mid-cap stocks with rising earnings expectations and strong fundamentals. As a mid-cap Fund, it should also prove fairly resilient to any further volatility in the Nasdaq. In summary, the Fund should benefit from the attractive characteristics of its holdings in the long-term, and is likely to withstand any short-term market instability.

CHASE VISTA CAPITAL GROWTH FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (28.1%)
Consumer Cyclicals                      (17.9%)
Energy                                  (12.4%)
Financial                               (10.6%)
Health Care                              (9.7%)
Cash Equivalents & Short Term Paper      (6.4%)
Utilities                                (5.4%)
Basic Materials                          (4.4%)
Capital Goods                            (3.6%)
Transportation                           (0.9%)
Real Estate                              (0.6%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Cooper Cameron Corp. (2.9%)
Manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers and assembled systems, used for oil and gas drilling.
2. Vishay Intertechnology, Inc. (2.6%)
Manufactures a broad line of discrete passive electronic components and discrete active electronic components, particularly resistors, capacitors, inductors, diodes and transistors.
3. Altera Corp. (2.3%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
4. Microchip Technology, Inc. (2.1%)
Designs, manufactures and markets 8-bit microcontrollers and related memory products for high-volume embedded control applications. The Company serves the consumer, automotive, communication, office automation and industrial markets.
5. Atmel Corp. (2.1%) Designs, develops, manufactures and markets various non-volatile memory and logic intergrated circuits using proprietary technology. The Company's devices are used in products for telecommunications, computers, networking, image processing, industrial and military applications and avionics.
6. Forest Laboratories, Inc. Class A (2.0%)
Develops, manufactures and sells both branded and generic forms of ethical products which require a physician's prescription. It also makes non-prescription pharmaceutical products sold over the counter, which are used for the treatment of a wide range of illnesses.
7. Anadarko Petroleum Corp. (1.9%)
An independent oil and gas exploration and production company. It explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and in Alaska. It also owns and operates gas gathering systems in its U.S. core producing areas.
8. BJ's Wholesale Club, Inc. (1.8%)Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern U.S.
9. Union Pacific Resources Group (1.7%)
Explores for and produces natural gas, natural gas liquids and crude oil in several major producing basins in the U.S., Canada, Guatemala, Venezuela and other international areas. It also gathers, processes, transports and markets natural gas and natural gas liquids and has royalty interests in several coal and trona mines.
10. Health Management Associates, Inc. Class A (1.7%) Operates general acute care hospitals in rural communities located primarily in the southeastern and southwestern U.S. The Company operates 32 facilities in 11 states which offer a wide range of medical and surgical services.

Top 10 equity holdings comprised 21.1% of the Portfolio's market value of investments.
Portfolio holdings are subject to change at any time.

CHASE VISTA CAPITAL GROWTH FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                           1 Year       5 Years        10 Years
--------------------------------------------------------------------
Class A Shares
 Without Sales Charge      22.14%        17.43%         18.31%
 With Sales Charge         15.11%        16.05%         17.61%
--------------------------------------------------------------------
Class B Shares
 Without CDSC              21.50%        16.85%         17.93%
 With CDSC                 16.50%        16.63%         17.93%
--------------------------------------------------------------------
Class C Shares
 Without CDSC              21.54%        16.68%         17.84%
 With CDSC                 20.54%        16.68%         17.84%
--------------------------------------------------------------------
Class I Shares             22.57%        17.81%         18.50%
--------------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[Begin Line Chart]

                  Chase Vista                           Lipper Mid-Cap
                  Capital Growth      S&P 400           Value Funds
                  Fund                MidCap Index      Average
4/30/90            9,425              10,000            10,000
1991              11,149              12,526            11,215
1992              15,638              15,036            13,216
1993              18,463              17,216            15,025
1994              21,148              18,904            16,625
1995              22,675              20,755            18,281
1996              28,152              26,941            23,312
1997              31,296              29,669            25,639
1998              45,100              43,887            36,079
1999              41,466              46,710            33,206
4/30/00           50,619              57,698            36,239


[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Mid-Cap Value Funds Average consists of mid-cap value funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA LARGE CAP EQUITY FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Large Cap Equity Fund, which invests in a diversified universe of large-cap U.S. value stocks, climbed 10.70% (Class A Shares, without sales charge) in the six months ended April 30, 2000. It outperformed its benchmark, the S&P 500 Index, which rose 7.18%.

How the Fund Was Managed
In a widely divergent market, technology stocks drove the Fund's gains, while the rest of the portfolio made a net negative contribution. Technology names rocketed in the final months of 1999, as New Economy enthusiasm took hold. The rally continued into January/February 2000, only to falter in the March/April Nasdaq sell-off.

The Fund's technology weighting is limited by its "value" style. Even so, some of its technology holdings garnered significant performance. Altera, which makes programmable logic devices, generated more than 1% of portfolio performance. Cisco Systems, the networks giant, was another strong performer. Indeed, the stock rose so far that it became Wall Street's most valuable company.

Stocks involved in the semiconductor industry generated much of the performance. Growth in electronic communications--whether wireless or high- speed broadband--is leading to burgeoning demand for semiconductors. The number of wireless phones worldwide has expanded dramatically in recent years, while there has also been a tremendous build-out of the fixed-wire communications network. Among leading semiconductor holdings were Applied Materials, General Instrument and Intel.

Elsewhere, performance was mixed. Consumer staples made a positive contribution. AT&T Liberty Media and CBS registered strong performances. Similarly, there were positive moves in the energy sector. ExxonMobil Corp. and Schlumberger, within the energy services group, were boosted by rising energy prices.

Financials experienced divergent price movements. Stocks like Morgan Stanley Dean Witter, Citgroup and AIG moved higher. These companies are all perceived to have reasonable earnings growth prospects as they are involved in financial market businesses, like brokerage, investment banking and so on. By contrast, retail banks had a poor period. Their businesses are becoming increasingly commoditized.

Where the Fund May Be Headed
The market tested the limits of divergence between valuations of technology stocks and other sectors in early 2000. From here, the performance of the Old Economy stocks that comprise most of the Fund should be strong by comparison. In spite of rising interest rates, the economy is in robust health, which should lead to positive earnings surprises and boost share prices.

CHASE VISTA LARGE CAP EQUITY FUND
As of April 30, 2000, (Unaudited)

Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (24.8%)
Financial                               (16.6%)
Consumer Cyclicals                      (15.7%)
Utilities                               (10.4%)
Energy                                  (10.3%)
Health Care                              (8.3%)
Capital Goods                            (6.8%)
Basic Materials                          (3.4%)
Consumer Staples                         (2.8%)
Cash Equivalents & Short Term Paper      (0.9%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.9%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
2. ExxonMobil Corp. (4.0%) Operates petroleum and petrochemicals business on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. It also manufactures and markets fuels, lubes and chemicals.
3. Citigroup, Inc. (3.7%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.
4. American International Group, Inc. (3.6%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
5. Applied Materials, Inc. (3.6%)
Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.
6. Texas Instruments, Inc. (3.4%) Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.
7. Oracle Corp. (2.9%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.
8. Pharmacia Corp. (2.7%) A global life sciences company that applies biological sciences to an integrated system of agriculture, food and human health. The Company manufactures and sells pharmaceuticals, agricultural products and food ingredients.
9. Royal Dutch Petroleum Co. (2.6%)
Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.
10. Motorola, Inc. (2.6%) Provides integrated communications solutions and embedded electronic solutions. It offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products.

Top 10 equity holdings comprised 34.0% of the Portfolio's market value of investments.
Portfolio holdings are subject to change at any time.

CHASE VISTA LARGE CAP EQUITY FUND
As of April 30, 2000, (Unaudited)


Average Annual Total Returns

                                                           Since
                                                       Inception
                          1 Year       5 Years        (11/30/90)
-----------------------------------------------------------------------
Class A Shares
 Without Sales Charge      6.93%        21.86%            17.57%
 With Sales Charge         0.77%        20.43%            16.83%
-----------------------------------------------------------------------
Class B Shares
 Without CDSC              6.49%        21.45%            17.36%
 With CDSC                 1.52%        21.27%            17.36%
-----------------------------------------------------------------------
Class C Shares
 Without CDSC              6.48%        21.38%            17.32%
 With CDSC                 5.48%        21.38%            17.32%
-----------------------------------------------------------------------
Class I Shares             7.45%        22.41%            17.86%
-----------------------------------------------------------------------

Life of Fund Performance (11/30/90 to 4/30/00)

[Begin Line Chart]

                  Chase Vista                 Lipper Large-Cap
                  Large Cap       S&P 500     Value Funds
                  Equity Fund     Index       Average
1/90              10,000          10,000      10,000
14/91             11,655          11,796      11,860
1992              13,177          13,447      13,525
1993              14,211          14,688      14,852
1994              15,113          15,470      15,750
1995              17,078          18,165      17,896
1996              22,091          23,645      22,864
1997              26,862          29,581      27,564
1998              37,659          41,724      37,356
1999              43,710          50,825      42,782
4/30/00           46,954          55,969      43,520

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 11/30/90. Class A, B and C Shares were introduced on 5/8/96, 5/7/96 and 11/11/98, respectively. Performance is based on historical expenses of the predecessor Class I Shares, which are lower than the expenses for Class A, B and C Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class I), assumes reinvestment of all distributions and does not include a sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Value Funds Average consists of large-cap value funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA FOCUS FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Focus Fund, which invests in about 25 of the advisers' best ideas, rose 15.26% (Class A Shares, without sales charge) in the six months ended April 30, 2000. It outpaced its benchmark, the S&P 500 Index, which increased 7.18%.

How the Fund Was Managed
Many of the Fund's holdings were in the technology sector, where some of the most exciting growth stocks are to be found. These stocks drove performance in an extremely strong half-year. As the equity market focused on which companies would prosper from the New Economy, so many of the large technology companies showed strong gains.

The Fund's technology holdings have shown a consistent ability to meet market expectations for revenue and earnings growth. Among them are networks giant Cisco Systems, which became the largest stock in the S&P 500 in the period, and EMC Corp., the data storage company.

Semiconductor stocks recorded strong gains as a result of burgeoning demand. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unprecedented demand for chips. Altera and Applied Materials were two semiconductor holdings that benefited.

In the healthcare sector, the Fund concentrated on biotechnology stocks. Biotechnology companies are making many of the current advances in medical science. Names like Amgen, Biogen and Immunex contributed to performance. Drug company Bristol-Myers Squibb was sold.

In financials, brokers like Morgan Stanley Dean Witter, Merrill Lynch, and Charles Schwab all performed well as a result of strong earnings prospects. The Fund sold out of Citigroup and Bank of America, which are thought to have less buoyant earnings prospects.

Following the strong run in technology, the Fund invested in some mid-cap names. These included Symantec Corp., which makes virus protection software, and semiconductor company ST Assembly Test Services.

The Fund's gains were chiefly recorded in the bumper fourth quarter of 1999, when technology stocks posted significant advances. But they continued in a more subdued fashion into the first quarter of 2000. Some of the leading technology stocks' gains were given back during the March/ April Nasdaq correction.

Where the Fund May Be Headed
Above trend economic growth, with further rate rises, will dampen prospects for equities in the immediate future, but we remain optimistic about prospects for later in the year. The adviser believes that technology stocks will be strong over the long term.

CHASE VISTA FOCUS FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (50.3%)
Consumer Cyclicals                      (16.3%)
Financial                               (12.3%)
Cash Equivalents & Short Term Paper      (8.5%)
Health Care                              (7.9%)
Capital Goods                            (2.5%)
Utilities                                (2.2%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. EMC Corp. (6.5%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.
2. The Walt Disney Co. (5.9%) An entertainment company which conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products and Internet and direct marketing. It produces motion pictures, television programs and musical recordings, as well as publishing books and magazines. It also operates ABC radio and television.
3. Applied Materials, Inc. (5.8%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.
4. Morgan Stanley Dean Witter & Co. (5.3%) Provides financial and investment products and services worldwide. It offers securities investment, asset management and credit and transaction services. Its products include mutual funds and Discover credit cards.
5. Cisco Systems, Inc. (5.0%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
6. Altera Corp. (4.9%) Designs, manufactures and markets programmable logic devices and associated development tools. Programmable logic devices are semiconductor integrated circuits that offer on-site programmability to customers.
7. Trimble Navigation LTD (4.7%)
Designs, manufactures and markets electronic products, enabled by Global Positioning System technology, that determine precise geographic location. The Company's products are integrated systems for collecting, analyzing and displaying position data in forms optimized for specific end-user applications.
8. Intel Corp. (4.7%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
9. ST Assembly Test Services LTS (4.1%)
Provides semiconductor test and assembly services. It assembles leaded and laminated packages and provides related services such as package design and leadframe and substrate designs.
10. Merrill Lynch & Co., Inc. (4.0%)
Provides a variety of financial and investment services through offices around the world. It serves the needs of both individual and institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending and insurance. Top 10 equity holdings comprised 50.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA FOCUS FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                                            Since
                                        Inception
                          1 Year        (6/30/98)
-------------------------------------------------------
Class A Shares
 Without Sales Charge      8.21%            7.10%
 With Sales Charge         1.98%            3.70%
-------------------------------------------------------
Class B Shares
 Without CDSC              7.57%            6.48%
 With CDSC                 2.57%            4.39%
-------------------------------------------------------
Class C Shares
 Without CDSC              7.58%            6.43%
 With CDSC                 6.58%            6.43%
-------------------------------------------------------
Class I Shares             8.49%            7.34%
-------------------------------------------------------

Life of Fund Performance (6/30/98 to 4/30/00)

[Begin Line Chart]

               Chase Vista      S&P 500      Lipper Large-Cap
               Focus Fund       Index        Core Funds Average
6/98            9,425           10,000       10,000
4/99            9,875           11,910       11,618
4/30/00        10,688           13,116       13,244

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 4% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 6/30/98. All Share Classes were introduced on 6/30/98.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Core Funds Average consists of funds that invest in both growth and value stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA EQUITY INCOME FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Equity Income Fund, which invests in the income-oriented stocks of large U.S. companies seeking capital growth and an above-average yield, rose 7.18% (Class A Shares, without sales charge) in the six months ended April 30, 2000. It remained in line with its benchmark, the S&P 500 Index, which also increased 7.18%.

How the Fund Was Managed
In a widely divergent market, technology stocks drove the Fund's gains, while the rest of the portfolio made a net negative contribution. Technology names rocketed in the final months of 1999, as New Economy enthusiasm took hold. The rally continued into January/February 2000, only to falter in the March/April Nasdaq sell-off.

The Fund's technology weighting is limited by its "income" style. Still, some of its technology holdings generated significant performance. Software giant Oracle contributed more than 2% of the portfolio's performance. IBM was another strong performer, as was Cisco Systems, which became Wall Street's most valuable company in the period.

Stocks involved in the semiconductor industry drove much of the performance. Growth in electronic communications--whether wireless or high- speed broadband--is leading to burgeoning demand for semiconductors. The number of wireless phones worldwide has expanded dramatically in recent years, while there has also been a tremendous build-out of the fixed-wire communications network. Among leading semiconductor holdings were Texas Instruments, Intel and Atmel.

Elsewhere, performance was mixed. Financials registered a positive performance thanks to stocks like Morgan Stanley Dean Witter, Citigroup, Merrill Lynch and American International Group. These companies are all perceived to have reasonable earnings growth prospects as they are involved in financial market businesses, like brokerage, investment banking and so on.

Capital goods also made a positive contribution. General Electric and Dover Corp. both performed well. In utilities, Enron had a strong few months. The company has a well-managed power business, but is also developing an operation in trading broadband telecommunications capacity.

Where the Fund May Be Headed
The market tested the limits of divergence between valuations of technology stocks and other sectors in early 2000. From here, the performance of the Old Economy stocks that comprise most of the Fund should be strong by comparison. In spite of rising interest rates, the economy is in robust health, which should lead to positive earnings surprises and boost share prices.

CHASE VISTA EQUITY INCOME FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (24.6%)
Financial                               (15.0%)
Health Care                             (12.3%)
Utilities                               (12.3%)
Consumer Cyclicals                       (9.1%)
Capital Goods                            (6.7%)
Energy                                   (5.9%)
Cash Equivalents & Short Term Paper      (5.5%)
Consumer Staples                         (4.8%)
Basic Materials                          (2.4%)
Real Estate                              (1.4%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.2%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
2. Intel Corp. (3.9%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
3. Texas Instruments, Inc. (3.7%)
Provides semiconductor products as well as designs and supplies digital signal processing and analog technologies.
4. International Business Machines Corp. (3.4%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.
5. Citigroup, Inc. (3.2%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.
6. American International Group, Inc. (3.1%) Writes property and casualty insurance and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
7. Oracle Corp. (2.8%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.
8. Pfizer, Inc. (2.5%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription medications and animal health products.
9. Enron Corp. (2.5%) Produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. It is also developing an intelligent network platform to facilitate online business.
10. Morgan Stanley Dean Witter & Co. (2.5%) Provides financial and investment products and services worldwide. It offers securities investment, asset management and credit and transaction services. Its products include mutual funds and Discover credit cards.

Top 10 equity holdings comprised 31.8% of the Portfolio's market value of investments.
Portfolio holdings are subject to change at any time.

CHASE VISTA EQUITY INCOME FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                                                          Since
                                                      Inception
                           1 Year       5 Years       (7/15/93)
--------------------------------------------------------------------
Class A Shares
 Without Sales Charge       3.66%       20.16%           16.01%
 With Sales Charge         -2.28%       18.76%           15.01%
--------------------------------------------------------------------
Class B Shares
 Without CDSC               3.13%       19.61%           15.62%
 With CDSC                 -1.44%       19.42%           15.62%
--------------------------------------------------------------------
Class C Shares
 Without CDSC               3.14%       19.63%           15.63%
 With CDSC                  2.23%       19.63%           15.63%
--------------------------------------------------------------------

Life of Fund Performance (7/15/93 to 4/30/00)

[Begin Line Chart]

               Chase Vista Equity     S&P 500     Lipper Equity Income
               Income Fund            Index       Funds Average
7/15/93         9,425                 10,000      10,000
4/94            9,616                 10,228      10,349
1995           10,314                 12,010      11,528
1996           13,846                 15,634      14,406
1997           16,994                 19,558      16,932
1998           22,851                 27,587      22,688
1999           24,931                 33,605      24,373
4/30/00        25,845                 37,006      23,337

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 1% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 7/15/93. Class B and C Shares were introduced on 5/7/96 and 1/8/98, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Equity Income Funds Average consists of funds that invest in dividend-paying equity securities. Investors cannot invest directly in an index.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

--------------------------------------------------------------------------------

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Small Cap Opportunities Fund, which invests in U.S. small company growth stocks, rose 47.68% (Class A Shares, without sales charge) in the six months ended April 30, 2000. The Fund outperformed its benchmark, the S&P SmallCap 600/BARRA Growth Index, which increased 26.24%.

How the Fund Was Managed
Technology stocks drove the majority of gains during the closing months of 1999 and first quarter of 2000. Investors focused on the exciting prospects for digital technology and the "new economy". They rewarded the promise of future earnings growth with exceptional rises in stock prices. Small-cap technology stocks performed extremely well, both as the technology sector rallied, and because small capitalization stocks as a whole returned to favor.

Many stocks involved with the Internet and communications recorded substantial advances. Among the Fund's top performers were companies such as Cree Research Inc., a manufacturer of semiconductor chips, and Tibco Software, which designs real-time e-business infrastructure software.

Companies associated with making the infrastructure for the Internet also performed well. Metromedia Fiber Networks Services and JDS Uniphase-- both fiber optics companies--recorded strong gains. Black Box Communications, the networking equipment stock, was also a winning holding.

Unforeseen demand for cell phones worldwide boosted the prices of a number of stocks. Vishay Intertechnology, which makes components for phones, showed significant gains.

Wall Street's focus on "new economy" growth stocks also extended to biotechnology. Celgene, which has a treatment for cancer, performed well. Molecular Devices, although not strictly a biotechnology company, also did well. It supplies high throughput screening equipment used by biotechnology companies in drug development.

When many large technology and biotechnology stocks fell back in April, the Fund remained flat. A combination of stock selection and the concentration on small cap stocks helped it avoid the mauling experienced by many large cap technology stocks.

Where the Fund May Be Headed
Following the strong performance of the past half year, we are cautious about the immediate outlook for the Fund. It is up almost 50% in six months, and technology and biotechnology companies now make up about half of the Fund. While we believe the portfolio companies have strong prospects, they may suffer in the short term if technology volatility continues. Further, we believe the return to favor of small capitalization stocks will broaden, and lead to price rises outside the technology sector.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (42.4%)
Health Care                             (16.3%)
Consumer Cyclicals                      (14.0%)
Capital Goods                            (6.8%)
Energy                                   (4.2%)
Utilities                                (3.7%)
Financial                                (3.6%)
Cash Equivalents & Short Term Paper      (2.9%)
Real Estate                              (2.7%)
Basic Materials                          (2.0%)
Transportation                           (0.9%)
Consumer Staples                         (0.5%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Celgene Corp. (2.7%) Develops and commercializes human pharmaceuticals and agrochemicals. It employs small molecule immunotherapeutic compound development and biocatalytic chiral chemistry technology platforms.
2. Pinnacle Holdings, Inc. (2.5%) A real estate investment trust which provides rental space to wireless communications providers, operators of private networks and government agencies in the U.S.
3. Vishay Intertechnology, Inc. (2.4%)
Manufactures a broad line of discrete passive electronic components and discrete active electronic components, particularly resistors, capacitors, inductors, diodes and transistors.
4. PRI Automation, Inc. (2.2%) Supplies factory automation for semiconductor manufacturers and original equipment suppliers. Offers integrated solutions consisting of factory automation hardware and software that help optimize material and data flow through semiconductor fabrication facilities.
5. King Pharmaceuticals, Inc. (2.1%)
Manufactures, markets and sells primarily branded prescription pharmaceutical products. It markets products to general/ family practitioners and internal medicine physicians and hospitals across the U.S. It also provides contract manufacturing for many pharmaceutical and biotechnology companies.
6. Silicon Storage Technology, Inc. (2.0%)
Designs, manufactures and markets non-volatile memory solutions, based on proprietary, patented SuperFlash technology for the computer, communications and consumer markets. Product families include flash memory components, Compact Flash card mass storage products and 8-bit microcontrollers with on-chip flash memory.
7. Hadco Corp. (2.0%) Makes electronic interconnect products. Products include multilayer rigid printed circuits, backplace assemblies and system assemblies.
8. Black Box Corp. (1.7%) A worldwide direct marketer and technical service provider of computer communications and networking equipment and services. Catalogs offer businesses throughout the world access to numerous computer communications and networking products. It sells products primarily to businesses under the BLACK BOX private label.
9. M-Systems Flash Disk Pioneers, LTD (1.6%) Produces flash disk data storage devices for Internet appliances and network infrastructure equipment, providing hard drive functionality on a silicon chip.
10. National Computer Systems, Inc. (1.6%) A global information services company which provides software, services and systems for the collection, management and interpretation of data. It develops and markets data collection services and systems for the education market, as well as develops and markets enterprise application software.

Top 10 equity holdings comprised 20.8% of the Portfolio's market value of investments.
Portfolio holdings are subject to change at any time.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                                             Since
                                         Inception
                           1 Year        (5/19/97)
---------------------------------------------------------
Class A Shares
 Without Sales Charge      62.31%           33.81%
 With Sales Charge         52.95%           31.15%
---------------------------------------------------------
Class B Shares
 Without CDSC              61.11%           32.88%
 With CDSC                 56.11%           32.30%
---------------------------------------------------------
Class C Shares
 Without CDSC              61.02%           32.83%
 With CDSC                 60.02%           32.83%
---------------------------------------------------------
Class I Shares             62.65%           33.91%
---------------------------------------------------------

Life of Fund Performance (5/19/97 to 4/30/00)

[Begin Line Chart]

             Chase Vista Small Cap     S&P SmallCap 600/BARRA     Lipper Small Cap
             Opportunities Fund        Growth Index               Growth Funds Average
5/19/97       9,425                    10,000                     10,000
4/98         14,937                    14,339                     15,020
1999         13,706                    12,611                     14,298
4/30/00      22,243                    17,683                     19,173

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period and 4% for the period since inception. Class C Shares CDSC: 1% for the one-year period and 0% for the period since inception.

The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C and I Shares were introduced on 1/7/98 and 4/5/99, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with high price-to-book ratios. The Lipper Small Cap Growth Funds Average consists of funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA SMALL CAP EQUITY FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Small Cap Equity Fund, which invests in small U.S. companies seeking capital growth over the long-term, rose 30.42% (Class A Shares, without sales charge) in the six months ended April 30, 2000. The Fund outpaced its benchmark, the S&P SmallCap 600 Index, which rose 17.25% during the period.

How the Fund Was Managed
Technology stocks drove the majority of gains. They rose rapidly in the closing months of 1999, and continued their climb at a more-measured pace in early 2000. But the Fund also benefited as small-capitalization stocks returned to favor following strong earnings growth.

Many stocks involved in the Internet and communications recorded exceptional gains. Semiconductor stocks like Cree Research, Inc. performed well. Demand for semiconductors is rising as the advance of technology spawns a growing number of digital products. Rapid growth in the number of cell phones aided Vishay Intertechnology, which makes components for these phones. Similarly, Pinnacle Holdings, a real estate investment trust (REIT) that buys and sells cell phone towers, performed well.

Wall Street's growth stock focus also aided biotechnology. While not strictly a biotechnology stock, Molecular Devices, a medical devices manufacturer, made gains. It supplies high throughput screening equipment used by biotechnology companies in drug development.

Energy stocks improved as energy prices climbed. The Fund held two oil-services companies, Atwood Oceanics and Pride International. These companies gain indirectly because rising energy prices stimulate greater exploration activity.

But the return to favor of small-caps led to price rises in many areas. In broadcasting, Westwood One showed strong gains. Investors Financial Services was a top performer, as was CH Robinson, the worldwide logistics company. And King Pharmaceuticals rose following FDA approval to market its heart drug to a wider market.

Further, the Fund's broad mandate protected it from April's technology stock correction. The Fund rose by just under 1% in the month.

Where the Fund May Be Headed
The Fund is well positioned to benefit from the increasing popularity of small-cap stocks. Analysts forecast the small cap universe (as represented by the S&P SmallCap 600 Index) will continue to report earnings in advance of large caps (as represented by the S&P 500 Index) through 2000 and 2001. Price momentum has already returned to the sector, and it is likely to continue to outperform large caps.

Our optimism is, however, subject to one caveat. If interest rates rise by more than currently anticipated, small cap stocks could suffer.

CHASE VISTA SMALL CAP EQUITY FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                              (32.8%)
Consumer Cyclicals                      (16.4%)
Health Care                             (15.0%)
Financial                                (7.3%)
Cash Equivalents & Short Term Paper      (6.8%)
Capital Goods                            (6.5%)
Energy                                   (6.1%)
Utilities                                (3.5%)
Real Estate                              (2.4%)
Basic Materials                          (1.5%)
Transportation                           (1.1%)
Consumer Staples                         (0.6%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Vishay Intertechnology, Inc. (3.0%)
Manufactures a broad line of discrete passive electronic components and discrete active electronic components, particularly resistors, capacitors, inductors, diodes and transistors.
2. Cree Research, Inc. (2.2%) Develops and manufactures semiconductor materials and electronic devices made from silicon carbide (SiC). It uses proprietary technology to make enabling compound semiconductors such as blue and green light emitting diodes, SiC crystals used in the production of unique gemstone and SiC wafers for device production and research.
3. Semtech Corp. (2.1%) Designs, manufactures and markets a wide range of analog and mixed-signal semiconductors, including integrated circuits, discrete circuits and assembly products. The Company's devices are used in computer, communications, industrial, military-aerospace and automotive applications.
4. King Pharmaceuticals, Inc. (1.9%)
Manufactures, markets and sells primarily branded prescription pharmaceutical products. It markets products to general/ family practitioners and internal medicine physicians and hospitals across the U.S. It also provides contract manufacturing for many pharmaceutical and biotechnology companies.
5. CTS Corp. (1.9%) Designs, manufactures and sells electronic components and custom electronic assemblies. It sells its products to original equipment manufacturers primarily in the communicationsequipment, automotive and computer equipment markets around the world.
6. Transwitch Corp. (1.8%) Develops, designs, markets and supports integrated digital and mixed-signal semiconductor solutions for the telecommunications and data communications markets. Customers primarily include original equipment manufacturers who incorporate its products into networking equipment. Products are sold worldwide.
7. National Computer Systems, Inc. (1.7%) A global information services company. It provides software, services and systems for the collection, management and interpretation of data. The Company develops and markets data collection services and systems for the education market, as well as develops and markets enterprise application software.
8. Hadco Corp. (1.7%) Makes electronic interconnect products. Products include multilayer rigid printed circuits, backplace assemblies and system assemblies.
9. PRI Automation, Inc. (1.7%) Supplies factory automation for semiconductor manufacturers and original equipment suppliers. Offers integrated solutions consisting of factory automation hardware and software that helps optimize material and data flow through semiconductor fabrication facilities.
10. BJ's Wholesale Club, Inc. (1.7%) Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern U.S.

Top 10 equity holdings comprised 19.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SMALL CAP EQUITY FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                                                            Since
                                                        Inception
                           1 Year       5 Years        (12/20/94)
-----------------------------------------------------------------------
Class A Shares
 Without Sales Charge      34.74%        21.70%            24.07%
 With Sales Charge         27.01%        20.26%            22.71%
-----------------------------------------------------------------------
Class B Shares
 Without CDSC              33.77%        20.82%            23.22%
 With CDSC                 28.77%        20.63%            23.15%
-----------------------------------------------------------------------
Class I Shares             35.48%        22.11%            24.46%
-----------------------------------------------------------------------

Life of Fund Performance (12/20/94 to 4/30/00)

[Begin Line Chart]

               Chase Vista Small Cap     S&P SmallCap      Lipper Small Cap
               Equity Fund               600 Index         Growth Funds Average
12/20/94        9,425                    10,000            10,000
4/95           11,224                    10,967            10,965
1996           17,699                    14,880            16,589
1997           17,526                    15,440            14,741
1998           26,052                    22,658            22,141
1999           22,232                    19,419            21,078
4/30/00        29,960                    23,399            33,882

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 2% for the period since inception.

The Fund commenced operations on 12/20/94. Class B and I Shares were introduced on 3/28/95 and 5/7/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and higher than Class I Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P SmallCap 600 Index includes 600 stocks of small U.S. companies chosen for market size, liquidity and industry group representation. The Lipper Small Cap Growth Funds Average consists of funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA BALANCED FUND
As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed
Chase Vista Balanced Fund, which invests in a blend of large U.S. stocks and bonds seeking relatively stable returns, rose 4.98% (Class A Shares, without sales charge) in the six months ended April 30, 2000. It outperformed its benchmark, the Lehman Gov't./Corp. Index, which rose 1.51%.

How the Fund Was Managed
The Fund's technology equity holdings drove performance as Wall Street focused on the New Economy. Technology stocks posted exceptional gains in the closing months of 1999 and continued to rise at a more muted pace in the first quarter of 2000.

Many of the leading technology companies held by the Fund have generated consistently strong revenue growth. They are considered among the more certain winners from the current technology revolution. Network equipment giant Cisco Systems, for example, was one of the leading performers. Another strong contributor was EMC Corp., the data storage group.

Semiconductor stocks were particularly robust. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unprecedented demand for semiconductor chips. This led to gains for stocks like Altera, Applied Materials, Intel and Texas Instruments.

The Fund cut its holding in Microsoft ahead of the April antitrust ruling. It reinvested some of the proceeds in new holdings such as ADC Telecommunications, the voicemail and data communications company. Another stock added to the portfolio earlier in the year was Oracle, the software company.

Compared with technology, other sectors had limited impact. Utilities came a distant second, with strong performances from AES and Enron. Both have well-managed power businesses, but Enron also has a developing operation in trading broadband telecommunications capacity.

Rising energy prices caused stock price appreciation among many exploration and production companies and energy service companies. The Fund owned BJ Services, an oil services company that benefited from the strong oil price.

Following the extraordinary rises in large-cap technology stocks, the Fund made some investments in middle-capitalization equities. Many of these equities offer compelling earnings growth, yet trade at reasonable valuations.

Fixed income made a positive contribution to performance, although gains were restricted by a series of strong economic data. Inflation edged higher, and commodity prices continued their upward trend. The Federal Reserve tightened rates three times in the period to guard against runaway economic growth and higher inflation.

Where the Fund May Be Headed
Above trend economic growth, with further rate rises, will dampen prospects for fixed income and equities in the immediate future, but we remain optimistic about prospects for later in the year.

CHASE VISTA BALANCED FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology                                   (23.1%)
Consumer Cyclicals                           (16.4%)
Financial                                    (11.7%)
Mortgage Backed Pass-Through Securities      (11.7%)
Utilities                                     (8.6%)
Capital Goods                                 (5.5%)
Health Care                                   (5.4%)
U.S. Treasury Securities                      (4.9%)
Energy                                        (3.7%)
U.S. Government Agency Securities             (3.2%)
Cash Equivalents & Short Term Paper           (2.3%)
Consumer Staples                              (1.5%)
Real Estate                                   (0.8%)
Transportation                                (0.7%)
Basic Materials                               (0.5%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (2.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
2. Cisco Systems, Inc. (2.2%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
3. Intel Corp. (2.2%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
4. ExxonMobil Corp. (1.9%) Operates petroleum and petrochemicals business on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. It also manufactures and markets fuels, lubes and chemicals.
5. Microsoft Corp. (1.8%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating system software, server application software, business and consumer application software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.
6. Wal-Mart Stores, Inc. (1.8%) Operates discount stores and Supercenters as well as Sam's Clubs which offer apparel, housewares, small appliances, electronics and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico, and is involved in joint ventures in China and Korea.
7. American International Group, Inc. (1.8%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
8. EMC Corp. (1.5%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.
9. Citigroup, Inc. (1.4%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.
10. Enron Corp. (1.3%) Produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. It is also developing an intelligent network platform to facilitate online business.

Top 10 equity holdings comprised 18.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA BALANCED FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns

                                                          Since
                                                      Inception
                           1 Year      5 Years        (11/4/92)
-----------------------------------------------------------------------
Class A Shares
 Without Sales Charge       3.60%       15.19%           13.42%
 With Sales Charge         -2.38%       13.84%           12.53%
-----------------------------------------------------------------------
Class B Shares
 Without CDSC               2.89%       14.38%           12.71%
 With CDSC                 -1.78%       14.15%           12.71%
-----------------------------------------------------------------------
Class C Shares
 Without CDSC               2.86%       14.36%           12.70%
 With CDSC                  1.93%       14.36%           12.70%
-----------------------------------------------------------------------

Life of Fund Performance (11/4/92 to 4/30/00)

[Begin Line Chart]

               Chase Vista       S&P 500     Lipper Balanced     Lehman Gov't./Corp.
               Balanced Fund     Index       Funds Average       Index
11/4/92         9,425            10,000      10,000              10,000
4/93           10,324            10,660      10,691              10,718
1994           10,870            11,227      11,180              10,841
1995           11,936            13,183      12,182              11,593
1996           14,508            17,160      14,643              12,595
1997           16,494            21,468      16,528              13,439
1998           20,995            30,281      20,790              14,962
1999           23,371            36,886      22,750              15,902
4/30/00        24,212            40,619      23,854              16,052

[End Line Chart]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 11/4/92. Class B and C Shares were introduced on 11/4/93 and 11/20/98, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Balanced Funds Average consists of actively managed balanced mutual funds. The Lehman Gov't./Corp. Index includes the government and corporate bond indices, including U.S. government and Treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares    Issuer                                       Value
--------------------------------------------------------------------------------
   Long-Term Investments -- 99.1%
--------------------------------------------------------------------------------
              Common Stock -- 99.1%
              ---------------------
              Automotive -- 2.3%
       49     Ford Motor Co.                              $2,663
       32     General Motors Corp.                         3,015
                                                          ------
                                                           5,678
              Banking -- 3.1%
       27     Bank of America Corp.                        1,299
       86     Bank of New York Co., Inc.                   3,524
       69     Wells Fargo Co.                              2,813
                                                          ------
                                                           7,636
              Broadcasting/Cable -- 2.8%
       76     CBS Corp. *                                  4,465
       60     Comcast Corp., Class A *                     2,404
                                                          ------
                                                           6,869
              Chemicals -- 1.5%
       11     Dow Chemical Co.                             1,254
       53     E.I. DuPont de Nemours Co.                   2,510
                                                          ------
                                                           3,764
              Computer Networks -- 2.2%
       77     Cisco Systems, Inc. *                        5,338

              Computer Software -- 4.0%
       46     Computer Associates International, Inc.      2,585
       89     Oracle Corp. *                               7,114
                                                          ------
                                                           9,699

              Computers/Computer Hardware -- 4.7%
       25     Compaq Computer Corp.                          731
       23     EMC Corp. *                                  3,196
       10     Hewlett-Packard Co.                          1,350
       18     International Business Machines Corp.        2,009
       46     Sun Microsystems, Inc. *                     4,229
                                                          ------
                                                          11,515
              Consumer Products -- 1.1%
       47     Gillette Co.                                 1,754
       42     Philip Morris Companies, Inc.                  908
                                                          ------
                                                           2,662
              Diversified -- 4.9%
       76     General Electric Co.                        11,947
              Financial Services -- 10.0%
       22     American Express Co.                         3,331
      152     Citigroup, Inc.                              9,022
       46     Fannie Mae                                   2,756
       71     Freddie Mac                                  3,262
       22     J.P. Morgan & Co.                            2,863
       38     Morgan Stanley Dean Witter & Co.             2,917
                                                          ------
                                                          24,151
              Food/Beverage Products -- 2.8%
       24     Anheuser-Busch Companies, Inc.               1,658
       53     Coca-Cola Co.                                2,508
       40     PepsiCo, Inc.                                1,468
       33     Sysco Corp.                                  1,242
                                                          ------
                                                           6,876

                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares   Issuer                                                  Value
--------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Insurance -- 3.6%
       80    American International Group, Inc.                    $ 8,819
             Machinery & Engineering Equipment -- 0.8%
       36    Dover Corp.                                             1,829
             Manufacturing -- 1.1%
       48    Honeywell International, Inc.                           2,688
             Metals/Mining -- 0.5%
       20    Alcoa, Inc.                                             1,310
             Multi-Media -- 2.8%
       49    The Walt Disney Co.                                     2,122
       29    Time Warner, Inc.                                       2,608
       40    Viacom, Inc., Class B *                                 2,170
                                                                    ------
                                                                     6,900
             Oil & Gas -- 10.4%
       24    BP Amoco PLC, ADR (United Kingdom)                      1,224
       42    Chevron Corp.                                           3,584
      124    Exxon Mobil Corp.                                       9,626
       50    Halliburton Co.                                         2,187
      109    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                           6,242
       28    Schlumberger LTD                                        2,144
                                                                    ------
                                                                    25,007
             Paper/Forest Products -- 1.3%
       35    International Paper Co.                                 1,290
       37    Weyerhaeuser Co.                                        1,977
                                                                    ------
                                                                     3,267
             Pharmaceuticals -- 8.4%
       82    Abbott Laboratories                                     3,152
       55    American Home Products Corp.                            3,090
       35    Eli Lilly & Co.                                         2,706
      114    Pfizer, Inc.                                            4,802
      130    Pharmacia Corp.                                         6,503
                                                                    ------
                                                                    20,253
             Printing & Publishing -- 1.0%
       62    New York Times Co., Class A                             2,554
             Restaurants/Food Services -- 1.1%
       68    McDonald's Corp.                                        2,573
             Retailing -- 4.3%
       25    Costco Wholesale Corp. *                                1,325
       50    Target Corp.                                            3,328
      103    Wal-Mart Stores, Inc.                                   5,703
                                                                    ------
                                                                    10,356
             Semi-Conductors -- 10.2%
       45    Altera Corp. *                                          4,581
       86    Applied Materials, Inc. *                               8,756
       25    Intel Corp.                                             3,170
       51    Texas Instruments, Inc.                                 8,307
                                                                    ------
                                                                    24,814

                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Shares    Issuer                                                       Value
--------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------
          Telecommunications -- 7.8%
  70      AT&T Corp.                                                $  3,264
  41      Bell Atlantic Corp.                                          2,429
  55      BellSouth Corp.                                              2,678
  40      GTE Corp.                                                    2,710
  58      MCI WorldCom, Inc. *                                         2,624
  61      SBC Communications, Inc.                                     2,673
  40      Sprint Corp. (FON Group)                                     2,460
                                                                     -------
                                                                      18,838
          Telecommunications Equipment -- 3.7%
  45      Lucent Technologies, Inc.                                    2,798
  52      Motorola, Inc.                                               6,213
                                                                     -------
                                                                       9,011
          Utilities -- 2.7%
  41      DQE, Inc.                                                    1,568
  28      Duke Energy Corp.                                            1,610
  50      Enron Corp.                                                  3,484
                                                                     -------
                                                                       6,662
--------------------------------------------------------------------------------
          Total Long-Term Investments                                241,016
          (Cost $176,597)
--------------------------------------------------------------------------------
     Short-Term Investment -- 0.9%
--------------------------------------------------------------------------------

  Principal
  Amount
                Repurchase Agreement -- 0.9%
                ----------------------------
$   2,246       Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
                  (Dated 4/28/00, Proceeds $2,247, Secured by GNMA,
                  $2,371, 5.50% through 7.50%, due 11/15/27 through
                  04/20/30; Market Value $2,291)                       2,246
                (Cost $2,246)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                         $243,262
                (Cost $178,843)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FOCUS FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares    Issuer                                                Value
--------------------------------------------------------------------------------
Long-Term Investments -- 91.1%
--------------------------------------------------------------------------------
              Common Stock -- 91.1%
              -----------------------
              Biotechnology -- 7.8%
       31     Amgen, Inc. *                                        $1,761
       24     Biogen, Inc. *                                        1,406
       31     Immunex Corp. *                                       1,234
        6     Incyte Genomics Inc. *                                  474
                                                                   ------
                                                                    4,875
              Computer Networks -- 5.0%
       45     Cisco Systems, Inc. *                                 3,106
              Computer Software -- 9.1%
      173     Informix Corp. *                                      1,907
       21     Microsoft Corp. *                                     1,447
       37     Symantec Corp. *                                      2,317
                                                                   ------
                                                                    5,671
              Computers/Computer Hardware -- 6.5%
       29     EMC Corp. *                                           4,036
              Diversified -- 2.5%
       10     General Electric Co.                                  1,549
              Electronics/Electrical Equipment -- 4.7%
      106     Trimble Navigation LTD *                              2,921
              Financial Services -- 12.3%
       42     Charles Schwab Corp.                                  1,851
       24     Merrill Lynch & Co., Inc.                             2,467
       43     Morgan Stanley Dean Witter & Co.                      3,308
                                                                   ------
                                                                    7,626
              Internet Services/Software -- 1.7%
       48     StarMedia Network Inc. *                              1,042
              Multi-Media -- 8.8%
       84     The Walt Disney Co.                                   3,655
       33     Viacom, Inc., Class B *                               1,803
                                                                   ------
                                                                    5,458
              Retailing -- 7.5%
       10     Best Buy Co., Inc. *                                    816
       39     Costco Wholesale Corp. *                              2,092
       47     Gap, Inc.                                             1,725
                                                                   ------
                                                                    4,633
              Semi-Conductors -- 19.3%
       30     Altera Corp. *                                        3,027
       35     Applied Materials, Inc. *                             3,564
       23     Intel Corp.                                           2,879
       61     ST Assembly Test Services LTD, ADR (Singapore) *      2,549
                                                                   ------
                                                                   12,019
              Telecommunications -- 2.1%
       42     Global Crossing LTD *                                 1,332

                       See notes to financial statements.

CHASE VISTA FOCUS FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


  Shares     Issuer                                                 Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Telecommunications Equipment -- 3.8%
20           Motorola, Inc.                                         $ 2,381
--------------------------------------------------------------------------------
             Total Long-Term Investments                             56,649
             (Cost $48,398)
--------------------------------------------------------------------------------
     Short-Term Investment -- 8.4%
--------------------------------------------------------------------------------

  Principal
  Amount
             Repurchase Agreement -- 8.4%
             -------------------------------
$5,251       Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
               (Dated 04/28/00, Proceeds $5,254, Secured by FHLMC,
               $5,450, 6.25%, due 04/15/29; Market Value $5,360)      5,251
             (Cost $5,251)
--------------------------------------------------------------------------------
             Total Investments -- 99.5%                             $61,900
             (Cost $53,649)
--------------------------------------------------------------------------------








                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA EQUITY INCOME FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares    Issuer                                                 Value
--------------------------------------------------------------------------------
   Long-Term Investments -- 94.6%
--------------------------------------------------------------------------------
              Common Stock -- 94.6%
              -----------------------
              Automotive -- 2.1%
       15     Ford Motor Co.                                        $  820
       10     General Motors Corp.                                     927
                                                                    ------
                                                                     1,747
              Banking -- 1.9%
       38     Bank of New York Co., Inc.                             1,548
              Chemicals -- 1.9%
        7     Dow Chemical Co.                                         814
       16     E.I. DuPont de Nemours Co.                               759
                                                                    ------
                                                                     1,573
              Computer Networks -- 2.1%
       25     Cisco Systems, Inc. *                                  1,733

              Computer Software -- 6.0%
       15     Computer Associates International, Inc.                  848
       26     Microsoft Corp. *                                      1,834
       29     Oracle Corp. *                                         2,335
                                                                    ------
                                                                     5,017
              Computers/Computer Hardware -- 4.9%
       10     Hewlett-Packard Co.                                    1,283
       25     International Business Machines Corp.                  2,812
                                                                    ------
                                                                     4,095
              Consumer Products -- 2.3%
       15     Gillette Co.                                             540
       12     Philip Morris Companies, Inc.                            268
       19     Procter & Gamble Co.                                   1,103
                                                                    ------
                                                                     1,911
              Diversified -- 4.2%
       22     General Electric Co.                                   3,524
              Financial Services -- 10.1%
       11     American Express Co.                                   1,651
       44     Citigroup, Inc.                                        2,627
        7     J.P. Morgan & Co.                                        860
       11     Merrill Lynch & Co., Inc.                              1,132
       27     Morgan Stanley Dean Witter & Co.                       2,042
                                                                    ------
                                                                     8,312
              Food/Beverage Products -- 4.8%
       14     Anheuser-Busch Companies, Inc.                           960
       16     Coca-Cola Co.                                            758
       15     PepsiCo, Inc.                                            558
       46     Sysco Corp.                                            1,741
                                                                    ------
                                                                     4,017
              Insurance -- 3.1%
       24     American International Group, Inc.                     2,578
              Machinery & Engineering Equipment -- 1.8%
       30     Dover Corp.                                            1,514
              Manufacturing -- 0.7%
       10     Honeywell International, Inc.                            582
              Multi-Media -- 0.8%
       15     The Walt Disney Co.                                      645

                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares   Issuer                                                  Value
--------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Oil & Gas -- 5.9%
       14    BP Amoco PLC, ADR (United Kingdom)                     $  724
       13    Chevron Corp.                                           1,124
       20    Exxon Mobil Corp.                                       1,514
       22    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                           1,245
        4    Schlumberger LTD                                          299
                                                                    ------
                                                                     4,906
             Paper/Forest Products -- 0.5%
       11    International Paper Co.                                   393
             Pharmaceuticals -- 12.4%
       27    Abbott Laboratories                                     1,046
       20    American Home Products Corp.                            1,101
       24    Bristol-Myers Squibb Co.                                1,279
       21    Eli Lilly & Co.                                         1,616
       10    Johnson & Johnson                                         784
       16    Merck & Co., Inc.                                       1,105
       49    Pfizer, Inc.                                            2,082
       24    Pharmacia Corp.                                         1,199
                                                                    ------
                                                                    10,212
             Real Estate Investment Trust -- 1.4%
       57    Beacon Capital Partners Inc. #                          1,164
        3    Beacon Capital Partners Inc., Voting Trust #-               0
       10    Cypress Voting Trust #-                                     0
                                                                    ------
                                                                     1,164
             Retailing -- 3.9%
        9    Costco Wholesale Corp. *                                  465
       18    Home Depot, Inc.                                          995
       32    Wal-Mart Stores, Inc.                                   1,744
                                                                    ------
                                                                     3,204
             Semi-Conductors -- 7.6%
       25    Intel Corp.                                             3,209
       19    Texas Instruments, Inc.                                 3,078
                                                                    ------
                                                                     6,287
             Telecommunications -- 7.5%
       22    AT&T Corp.                                              1,032
       14    Bell Atlantic Corp.                                       841
       20    BellSouth Corp.                                           983
       12    GTE Corp.                                                 799
       19    MCI WorldCom, Inc. *                                      859
       39    SBC Communications, Inc.                                1,688
                                                                    ------
                                                                     6,202
             Telecommunications Equipment -- 3.9%
       32    Lucent Technologies, Inc.                               2,002
       11    Motorola, Inc.                                          1,274
                                                                    ------
                                                                     3,276
             Utilities -- 4.8%
       26    DQE, Inc.                                                 991
       16    Duke Energy Corp.                                         943
       30    Enron Corp.                                             2,055
                                                                    ------
                                                                     3,989
--------------------------------------------------------------------------------
             Total Long-Term Investments                            78,429
             (Cost $70,201)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Principal
Amount          Issuer                                                  Value
--------------------------------------------------------------------------------
      Short-Term Investment -- 5.5%
--------------------------------------------------------------------------------
                Repurchase Agreement -- 5.5%
                ----------------------------
$4,596          Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
                  (Dated 04/28/00, Proceeds $4,598, Secured by FHLMC,
                  $4,774, 6.48%, due 05/15/29; Market Value $4,692)     $ 4,596
                (Cost $4,596)
--------------------------------------------------------------------------------
                Total Investments -- 100.1%                             $83,025
                (Cost $74,797)
--------------------------------------------------------------------------------






                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares    Issuer                                                       Value
--------------------------------------------------------------------------------
     Long-Term Investments -- 97.2%
--------------------------------------------------------------------------------
              Common Stock -- 97.2%
              -----------------------
              Advertising -- 1.6%
       16     Catalina Marketing Corp. *                                 $ 1,620
       47     True North Communications                                    1,940
                                                                         -------
                                                                           3,560
              Automotive -- 0.3%
       40     Lithia Motors, Inc., Class A *                                 630
              Banking -- 1.9%
       45     Amcore Financial, Inc.                                         897
       42     Investors Financial Services Corp.                           3,428
                                                                         -------
                                                                           4,325
              Biotechnology -- 1.1%
       13     Incyte Genomics Inc. *                                         963
       24     Inhale Therapeutic Systems, Inc. *                           1,497
                                                                         -------
                                                                           2,460
              Broadcasting/Cable -- 1.3%
       14     Hispanic Broadcasting Corp. *                                1,435
       45     Westwood One, Inc. *                                         1,585
                                                                         -------
                                                                           3,020
              Business Services -- 4.0%
       43     CSG Systems International, Inc. *                            1,959
       26     Digex, Inc.*                                                 2,028
       47     F.Y.I., Inc. *                                               1,270
       47     Iron Mountain, Inc. *                                        1,649
       14     Maximus, Inc. *                                                333
       33     NOVA Corp. *                                                 1,041
       51     On Assignment, Inc. *                                        1,613
       21     Professional Detailing, Inc. *                                 560
       38     Profit Recovery Group International *                          664
                                                                         -------
                                                                          11,117

       80     Cabot Microelectronics Corp. *                               2,598
       58     Spartech Corp.                                               2,019
                                                                         -------
                                                                           4,617
              Computer Networks -- 2.6%
        1     ArrowPoint Communications, Inc. *                               93
       51     Black Box Corp. *                                            3,885
       46     Micros Systems, Inc. *                                       1,872
                                                                         -------
                                                                           5,850
              Computer Software -- 11.4%
       18     Accrue Software, Inc. *                                        421
       36     Advent Software, Inc. *                                      1,911
       18     Allaire Corp. *                                                969
       33     Dendrite International Inc. *                                  753
       25     DoubleClick, Inc. *                                          1,912
       11     Fairmarket, Inc. *                                              74
       55     FileNET Corp. *                                              1,607
       20     MedicaLogic, Inc. *                                            228
       60     Mercator Software, Inc. *                                    2,210
       44     Mustang.com, Inc. *                                            338
       72     National Computer Systems Inc.                               3,687
       40     Rational Software Corp. *                                    3,405
        9     Register.com *                                                 464
       25     Remedy Corp. *                                               1,328
       34     RSA Security, Inc. *                                         1,966
       28     Tibco Software, Inc. *                                       2,494
                                                                         -------
                                                                          23,767

                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares   Issuer                                                        Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Computers/Computer Hardware -- 0.8%
       66    Cybex Computer Products Corp. *                             $ 1,794
             Construction -- 1.4%
       60    Dycom Industries Inc. *                                       3,128
             Construction Materials -- 0.8%
       55    Elcor Corp.                                                   1,747
             Consumer Services -- 1.4%
       40    Career Education Corp. *                                      1,513
       50    Edison Schools, Inc. *                                        1,143
       25    Hotel Reservations Network, Inc. Class A *                      487
                                                                          ------
                                                                           3,143
             Electronics/Electrical Equipment -- 10.7%
       25    Amphenol Corp., Class A *                                    1,607
       84    Artesyn Technologies, Inc. *                                 2,044
       45    CTS Corp.                                                    2,819
       54    Hadco Corp. *                                                4,420
       51    National Instruments Corp. *                                 2,481
       46    PerkinElmer, Inc.                                            2,497
       43    Technitrol, Inc.                                             2,917
       64    Vishay Intertechnology, Inc. *                               5,360
                                                                         ------
                                                                         24,145
             Entertainment/Leisure -- 2.2%
       50    Cinar Corp., Class B (Canada) *@                               200
       40    Macrovision Corp. *                                          1,955
      100    Station Casinos, Inc. *                                      2,850
                                                                         ------
                                                                          5,005
             Financial Services -- 1.2%
       32    E*Trade Group, Inc. *                                          677
       75    Federated Investors, Class B                                 2,119
                                                                         ------
                                                                          2,796
             Food/Beverage Products -- 0.5%
       44    Performance Food Group Co. *                                 1,147
             Health Care/Health Care Services -- 9.6%
       57    Cooper Companies, Inc.                                       1,923
       46    Datascope Corp.                                              1,524
      200    Hooper Holmes, Inc.                                          3,474
       40    MedQuist, Inc. *                                             1,418
       79    Mentor Corp.                                                 1,402
       30    Molecular Devices Corp. *                                    1,307
       50    Novoste Corp. *                                              2,050
       14    ORATEC Interventions, Inc. *                                   482
       64    Province Healthcare Co. *                                    1,860
       68    ResMed, Inc. *                                               2,312
       55    Varian Medical Systems, Inc. *                               2,180
       65    Ventana Medical Systems, Inc. *                              1,832
                                                                         ------
                                                                         21,764
             Insurance -- 0.5%
       30    Arthur J. Gallagher & Co.                                    1,118



                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares   Issuer                                                          Value
--------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------
           Machinery & Engineering Equipment -- 4.6%
    46     Cognex Corp. *                                                $ 2,625
    22     Manitowoc Co.                                                     740
    64     PRI Automation, Inc. *                                          5,088
    33     Zebra Technologies Corp., Class A *                             1,870
                                                                          ------
                                                                          10,323
           Oil & Gas -- 4.2%
    55     Helmerich & Payne                                               1,722
    50     Newfield Exploration Co. *                                      2,031
   127     Pride International, Inc. *                                     2,872
    46     Stone Energy Corp. *                                            2,159
    40     Vintage Petroleum, Inc.                                           802
                                                                          ------
                                                                           9,586
           Pharmaceuticals -- 5.6%
   128     Celgene Corp. *                                                 6,007
    30     IDEC Pharmaceuticals Corp. *                                    1,920
    95     King Pharmaceuticals, Inc. *                                    4,666
                                                                          ------
                                                                          12,593
           Real Estate Investment Trust -- 2.7%
    14     Alexandria Real Estate Equities                                   438
   100     Pinnacle Holdings, Inc. *                                       5,619
                                                                          ------
                                                                           6,057
           Restaurants/Food Services -- 1.0%
    94     Jack in the Box, Inc. *                                         2,307
           Retailing -- 2.2%
    63     BJ's Wholesale Club, Inc. *                                     2,219
    48     Pacific Sunwear of California, Inc. *                           1,618
    92     Wild Oats Markets, Inc. *                                       1,217
                                                                          ------
                                                                           5,054
           Semi-Conductors -- 14.2%
    72     Actel Corp. *                                                   2,643
    20     Cree, Inc. *                                                    2,910
    53     Dallas Semiconductor Corp.                                      2,276
    52     Lam Research Corp. *                                            2,395
    56     M-Systems Flash Disk Pioneers LTD *                             3,693
    36     Microchip Technology, Inc. *                                    2,224
    11     PMC-Sierra, Inc. *                                              2,091
    50     Semtech Corp. *                                                 3,409
    46     Silicon Storage Technology, Inc. *                              4,470
    34     Transwitch Corp. *                                              2,972
    78     Varian, Inc. *                                                  2,845
                                                                          ------
                                                                          31,928
           Shipping/Transportation -- 0.9%
    40     C.H. Robinson Worldwide, Inc.                                   2,000
           Telecommunications -- 3.1%
    81     ICG Communications, Inc. *                                      2,409
    69     ITC Deltacom, Inc. *                                            2,262
   118     Price Communications Corp. *                                    2,391
                                                                          ------
                                                                           7,062

                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Shares    Issuer
                                                                           Value
--------------------------------------------------------------------------------
     Long-Term Investments -- Continued
--------------------------------------------------------------------------------
          Telecommunications Equipment -- 2.8%
  40      AudioCodes LTD (Israel) *                                     $  2,962
  51      Commscope, Inc. *                                                2,413
  15      Harmonic, Inc. *                                                 1,078
                                                                         -------
                                                                           6,453
          Utilities -- 0.6%
  48      American States Water Co.                                        1,446
--------------------------------------------------------------------------------
          Total Long-Term Investments                                    219,942
          (Cost $143,517)
--------------------------------------------------------------------------------
     Short-Term Investment -- 2.9%
--------------------------------------------------------------------------------

  Principal
  Amount
                Repurchase Agreement -- 2.9%
                ----------------------------
$   6,651       Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                  (Dated 04/28/00, Proceeds $6,654, Secured by GNMA,
                  $6,730, 7.50%, due 07/16/24; Market Value $6,788)        6,651
                (Cost $6,651)
--------------------------------------------------------------------------------
                Total Investments -- 100.1%                             $226,593
                (Cost $150,168)
--------------------------------------------------------------------------------






                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares    Issuer                                                      Value
--------------------------------------------------------------------------------
    Long-Term Investments -- 93.4%
--------------------------------------------------------------------------------
              Common Stock -- 93.4%
              -----------------------
              Advertising -- 2.2%
       25     Catalina Marketing Corp. *                                $ 2,521
       99     The Interpublic Group of Companies, Inc.                    4,076
      119     True North Communications                                   4,897
                                                                        -------
                                                                         11,494
              Aerospace -- 0.5%
      189     AAR Corp.                                                   2,845
              Automotive -- 0.8%
      117     Lithia Motors, Inc., Class A *                              1,860
      136     Tower Automotive, Inc. *                                    2,125
                                                                         ------
                                                                          3,985
              Banking -- 4.5%
      100     Amcore Financial, Inc.                                      1,994
       75     Chittenden Corp.                                            1,992
      113     City National Corp.                                         4,167
      112     Commerce Bancorp., Inc.                                     4,463
       95     Cullen/Frost Bankers, Inc.                                  2,340
       85     Investors Financial Services Corp.                          6,955
      100     Trustmark Corp.                                             1,836
                                                                         ------
                                                                         23,747
              Biotechnology -- 0.7%
       57     Inhale Therapeutic Systems, Inc. *                          3,552
              Broadcasting/Cable -- 1.6%
       35     Hispanic Broadcasting Corp. *                               3,537
      135     Westwood One, Inc. *                                        4,776
                                                                         ------
                                                                          8,313
              Business Services -- 4.4%
      125     CSG Systems International, Inc. *                           5,765
      139     Iron Mountain, Inc. *                                       4,872
       76     Maximus, Inc. *                                             1,787
      158     On Assignment, Inc. *                                       4,970
      308     Profit Recovery Group International *                       5,413
                                                                         ------
                                                                         22,807
              Chemicals -- 1.5%
      225     Spartech Corp.                                              7,812

              Computer Networks -- 2.3%
       85     Black Box Corp. *                                           6,501
      140     Micros Systems, Inc. *                                      5,635
                                                                         ------
                                                                         12,136
              Computer Software -- 7.6%
       43     Accrue Software, Inc. *                                     1,020
       88     Advent Software, Inc. *                                     4,631
       43     Allaire Corp. *                                             2,343
      100     Creo Products, Inc. (Canada) *                              3,625
      133     FileNET Corp. *                                             3,905
      176     National Computer Systems Inc.                              9,053
       70     Rational Software Corp. *                                   5,933
       80     Remedy Corp. *                                              4,250
       81     RSA Security, Inc. *                                        4,742
                                                                         ------
                                                                         39,502
              Computers/Computer Hardware -- 0.9%
      176     Cybex Computer Products Corp. *                             4,813

                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares   Issuer                                                       Value
--------------------------------------------------------------------------------
    Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Construction -- 1.1%
      109    Dycom Industries Inc. *                                     $5,686
             Construction Materials -- 1.2%
      150    Dal-Tile International Inc. *                                1,463
      149    Elcor Corp.                                                  4,752
                                                                         ------
                                                                          6,215
             Electronics/Electrical Equipment -- 11.3%
       67    Amphenol Corp., Class A *                                    4,246
      218    Artesyn Technologies, Inc. *                                 5,282
      155    CTS Corp.                                                    9,775
      109    Hadco Corp. *                                                8,964
       66    National Instruments Corp. *                                 3,208
      133    PerkinElmer, Inc.                                            7,282
       64    Technitrol, Inc.                                             4,352
      185    Vishay Intertechnology, Inc. *                              15,542
                                                                         ------
                                                                         58,651
             Engineering Services -- 0.4%
       72    Jacobs Engineering Group, Inc. *                             2,251

             Entertainment/Leisure -- 1.6%
       10    Cinar Corp., Class B (Canada) *@                                41
      300    Station Casinos, Inc. *                                      8,550
                                                                         ------
                                                                          8,591
             Financial Services -- 1.6%
      200    Federated Investors, Class B                                 5,650
       23    SEI Investments Co.                                          2,722
                                                                         ------
                                                                          8,372
             Food/Beverage Products -- 0.6%
      111    Performance Food Group Co. *                                 2,914

             Health Care/Health Care Services -- 10.7%
      167    Cooper Companies, Inc.                                       5,605
      131    Datascope Corp.                                              4,333
      386    Hooper Holmes, Inc.                                          6,714
      213    MedQuist, Inc. *                                             7,531
      188    Mentor Corp.                                                 3,318
      167    Molecular Devices Corp. *                                    7,161
       68    Patterson Dental Co. *                                       3,287
      259    Province Healthcare Co. *                                    7,479
      135    Varian Medical Systems, Inc. *                               5,390
      185    Ventana Medical Systems, Inc. *                              5,215
                                                                         ------
                                                                         56,033
             Insurance -- 1.2%
       87    Arthur J. Gallagher & Co.                                    3,255
       78    Brown & Brown, Inc.                                          3,126
                                                                         ------
                                                                          6,381
             Machinery & Engineering Equipment -- 3.8%
      100    Cognex Corp. *                                               5,688
      111    PRI Automation, Inc. *                                       8,897
       97    Zebra Technologies Corp., Class A *                          5,518
                                                                         ------
                                                                         20,103

                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

 Shares    Issuer                                                         Value
--------------------------------------------------------------------------------
    Long-Term Investments -- Continued
--------------------------------------------------------------------------------
           Oil & Gas -- 6.1%
    86     Atwood Oceanics *                                            $ 5,232
   125     Louis Dreyfus Natural Gas *                                    3,500
   165     Newfield Exploration Co. *                                     6,703
   260     Pride International, Inc. *                                    5,883
    97     St. Mary Land & Exploration Co.                                3,260
   141     Triton Energy LTD (Cayman Islands)                             5,119
   104     Vintage Petroleum, Inc.                                        2,072
                                                                        -------
                                                                         31,769
           Pharmaceuticals -- 3.6%
   252     Advance Paradigm, Inc. *                                       3,153
    90     IDEC Pharmaceuticals Corp. *                                   5,760
   201     King Pharmaceuticals, Inc. *                                   9,899
                                                                        -------
                                                                         18,812
           Real Estate Investment Trust -- 2.4%
    40     Alexandria Real Estate Equities                                1,293
   157     Beacon Capital Partners Inc. #                                 3,214
     7     Beacon Capital Partners, Inc., Voting Trust #-                     0
    28     Cypress Voting Trust #-                                            0
    87     Essex Property Trust, Inc.                                     3,349
    82     Pinnacle Holdings, Inc. *                                      4,596
                                                                        -------
                                                                         12,452
           Restaurants/Food Services -- 0.9%
   183     Jack in the Box, Inc. *                                        4,493
           Retailing -- 4.9%
   105     Ames Department Stores, Inc. *                                 1,883
   250     BJ's Wholesale Club, Inc. *                                    8,860
   329     Chico's FAS, Inc. *                                            5,902
   138     Pacific Sunwear of California, Inc. *                          4,684
   310     Wild Oats Markets, Inc. *                                      4,108
                                                                        -------
                                                                         25,437
           Semi-Conductors -- 9.4%
   160     Actel Corp. *                                                  5,888
    80     Cree, Inc. *                                                  11,567
    75     Dallas Semiconductor Corp.                                     3,220
   160     Semtech Corp. *                                               10,910
   109     Transwitch Corp. *                                             9,577
   223     Varian, Inc. *                                                 8,101
                                                                        -------
                                                                         49,263
           Shipping/Transportation -- 1.1%
   117     C.H. Robinson Worldwide, Inc.                                  5,840
           Telecommunications -- 2.0%
   158     ITC Deltacom, Inc. *                                           5,194
   271     Price Communications Corp. *                                   5,487
                                                                        -------
                                                                         10,681
           Telecommunications Equipment -- 1.0%
    70     Harmonic, Inc. *                                               5,167
           Utilities -- 1.5%
    96     AGL Resources, Inc.                                            1,675
    89     American States Water Co.                                      2,690
    70     Laclede Gas Co.                                                1,374
    90     Northwest Natural Gas Co.                                      1,980
                                                                        -------
                                                                          7,719
-------------------------------------------------------------------------------
           Total Long-Term Investments                                  487,836
           (Cost $356,881)
-------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Principal
Amount           Issuer                                                 Value
--------------------------------------------------------------------------------
    Short-Term Investment -- 6.8%
--------------------------------------------------------------------------------
                 Repurchase Agreement -- 6.8%
                 -------------------------------
$35,464          Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                   (Dated 04/28/00, Proceeds $35,481, Secured by FHLMC
                   and FNMA, $36,145, FRN, due 06/25/08 through
                   04/15/29; Market Value $36,176)                      $ 35,464
                 (Cost $35,464)
--------------------------------------------------------------------------------
                 Total Investments -- 100.2%                            $523,300
                 (Cost $392,345)
--------------------------------------------------------------------------------






                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA BALANCED FUND
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares    Issuer                                                      Value
--------------------------------------------------------------------------------
    Long-Term Investments -- 97.4%
--------------------------------------------------------------------------------
              Common Stock -- 59.7%
              -----------------------
              Advertising -- 0.3%
        5     Omnicom Group                                              $  474
              Airlines -- 0.7%
       48     Southwest Airlines, Inc.                                    1,037
              Automotive -- 0.7%
       11     Ford Motor Co.                                                602
        4     General Motors Corp.                                          412
                                                                          -----
                                                                          1,014
              Banking -- 0.9%
       11     Bank of America Corp.                                         542
       19     Bank of New York Co., Inc.                                    763
                                                                          -----
                                                                          1,305
              Biotechnology -- 0.6%
       14     Amgen, Inc. *                                                 767

              Broadcasting/Cable -- 0.6%
       17     AT&T Corp. -- Liberty Media Group, Class A *                  851

              Computer Networks -- 2.2%
       44     Cisco Systems, Inc. *                                       3,071

              Computer Software -- 3.1%
       36     Microsoft Corp. *                                           2,504
       16     Oracle Corp. *                                              1,255
        9     Symantec Corp. *                                              537
                                                                          -----
                                                                          4,296
              Computers/Computer Hardware -- 5.4%
       23     Dell Computer Corp. *                                       1,148
       15     EMC Corp. *                                                 2,055
        7     Hewlett-Packard Co.                                           959
       15     International Business Machines Corp.                       1,719
        4     Lexmark International Group Inc., Class A *                   454
       10     Sun Microsystems, Inc. *                                      952
                                                                          -----
                                                                          7,287
              Consumer Products -- 1.1%
       18     Colgate-Palmolive Co.                                       1,034
        9     Procter & Gamble Co.                                          507
                                                                          -----
                                                                          1,541
              Diversified -- 3.4%
       25     General Electric Co.                                        3,884
       18     Tyco International LTD (Bermuda)                              841
                                                                          -----
                                                                          4,725
              Electronics/Electrical Equipment -- 1.6%
        8     Molex Inc.                                                    412
       10     Sanmina Corp. *                                               619
       27     Solectron Corp. *                                           1,245
                                                                          -----
                                                                          2,276
              Financial Services -- 4.7%
       10     American Express Co.                                        1,530
       22     Charles Schwab Corp.                                          970
       32     Citigroup, Inc.                                             1,913
       10     Merrill Lynch & Co., Inc.                                   1,035
       14     Morgan Stanley Dean Witter & Co.                            1,105
                                                                          -----
                                                                          6,553

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares   Issuer                                                       Value
--------------------------------------------------------------------------------
    Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Food/Beverage Products -- 1.5%
       10    Anheuser-Busch Companies, Inc.                              $  727
       17    Coca-Cola Co.                                                  781
       17    PepsiCo, Inc.                                                  627
                                                                          -----
                                                                          2,135
             Health Care/Health Care Services -- 1.4%
       15    Guidant Corp. *                                                869
       21    Medtronic, Inc.                                              1,081
                                                                          -----
                                                                          1,950
             Insurance -- 1.8%
       22    American International Group, Inc.                           2,435
             Internet Services/Software -- 1.0%
       15    America Online, Inc. *                                         892
        3    Yahoo Inc. *                                                   449
                                                                          -----
                                                                          1,341
             Metals/Mining -- 0.5%
       11    Alcoa, Inc.                                                    727
             Multi-Media -- 1.7%
       24    The Walt Disney Co.                                          1,059
       14    Time Warner, Inc.                                            1,232
                                                                          -----
                                                                          2,291
             Oil & Gas -- 3.2%
       10    BJ Services Co. *                                              681
        7    Chevron Corp.                                                  587
       33    Exxon Mobil Corp.                                            2,602
       10    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                                  574
                                                                          -----
                                                                          4,444
             Pharmaceuticals -- 3.4%
       14    Bristol-Myers Squibb Co.                                       718
        9    Johnson & Johnson                                              701
       16    Merck & Co., Inc.                                            1,078
       32    Pfizer, Inc.                                                 1,334
        7    Warner-Lambert Co.                                             819
                                                                          -----
                                                                          4,650
             Real Estate Investment Trust -- 0.8%
       51    Beacon Capital Partners Inc. #                               1,054
        3    Beach Capital Partners, Inc., Voting Trust #-                    0
        9    Cypress Voting Trust #-                                          0
                                                                          -----
                                                                          1,054
             Retailing -- 5.7%
       16    Best Buy Co., Inc. *                                         1,252
       16    Costco Wholesale Corp. *                                       865
       28    Home Depot, Inc.                                             1,555
       12    Target Corp.                                                   772
       45    Wal-Mart Stores, Inc.                                        2,469
       32    Walgreen Co.                                                   903
                                                                          -----
                                                                          7,816
             Semi-Conductors -- 4.7%
       10    Altera Corp. *                                               1,063
       12    Applied Materials, Inc. *                                    1,201
       24    Intel Corp.                                                  2,980
        8    Texas Instruments, Inc.                                      1,287
                                                                          -----
                                                                          6,531

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Shares   Issuer                                                       Value
--------------------------------------------------------------------------------
    Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Telecommunications -- 3.8%
       21    AT&T Corp.                                                 $   961
       17    BellSouth Corp.                                                833
       11    GTE Corp.                                                      711
       20    MCI WorldCom, Inc. *                                           895
       24    SBC Communications, Inc.                                     1,052
       14    Sprint Corp. (FON Group)                                       884
                                                                         ------
                                                                          5,336
             Telecommunications Equipment -- 3.1%
       12    ADC Telecommunications, Inc. *                                 747
       25    Lucent Technologies, Inc.                                    1,543
        8    Motorola, Inc.                                                 988
        9    Nortel Networks Corp., (Canada)                              1,042
                                                                         ------
                                                                          4,320
             Utilities -- 1.8%
        8    AES Corp. *                                                    711
       27    Enron Corp.                                                  1,853
                                                                         ------
                                                                          2,564
             -------------------------------------------------------------------
             Total Common Stock                                          82,791
             (Cost $69,135)
             -------------------------------------------------------------------

Principal
Amount
             U.S. Treasury Securities -- 4.9%
             ---------------------------------
             U.S. Treasury Notes & Bonds,
$4,800       6.25%, 08/15/23                                              4,799
 1,950       6.38%, 03/31/01                                              1,948
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                               6,747
             (Cost $6,589)
             -------------------------------------------------------------------
             U.S. Government Agency Securities -- 3.2%
             -------------------------------------------
             Federal Home Loan Mortgage Corp.,
   500       5.13%, 10/15/08                                                431
 1,950       6.63%, 09/15/09                                              1,860
             Federal National Mortgage Association,
   600       5.13%, 02/13/04                                                558
 1,000       5.75%, 02/15/08                                                908
   750       6.25%, 05/15/29                                                664
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities                `     4,421
             (Cost $4,712)
             -------------------------------------------------------------------
             Corporate Notes & Bonds -- 18.0%
             ----------------------------------
             Aerospace -- 0.7%
 1,000       Raytheon Co., 5.95%, 03/15/01                                  984
             Automotive -- 2.4%
 2,000       DaimlerChrysler North America Holdings Corp., MTN,
             6.63%, 09/21/01                                              1,974
   500       Ford Motor Credit Co., 5.80%, 01/12/09                         436
 1,000       General Motors Acceptance Corp., 5.85%, 01/14/09               870
                                                                          -----
                                                                          3,280
             Computers/Computer Hardware -- 1.4%
 2,000       IBM Credit Corp., MTN, 6.35%, 08/30/01                       1,974

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Principal
   Amount   Issuer                                                        Value
--------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------
            Diversified -- 0.7%
 $ 1,000    Textron, Inc., 6.38%, 07/15/04                              $   952

            Financial Services -- 3.0%
     550    Goldman Sachs Group, Inc., 6.65%, 05/15/09                      501
   1,770    International Lease Finance Corp., MTN, 8.35%, 02/04/02       1,800
   1,870    Merrill Lynch & Co., Inc., MTN, 5.71%, 01/15/02               1,819
                                                                        -------
                                                                          4,120
            Insurance -- 1.3%
     575    American General Finance Corp., MTN, 6.04%, 07/02/01            569
   1,445    MBIA, Inc., 6.63%, 10/01/28                                   1,201
                                                                        -------
                                                                          1,770
            Machinery & Engineering Equipment -- 1.4%
   2,000    Caterpillar Financial Services Corp., MTN, 5.89%,
              06/17/02                                                    1,938

            Oil & Gas -- 0.5%
     800    Conoco, Inc., 5.90%, 04/15/04                                   757

            Retailing -- 3.8%
     500    Dayton-Hudson Corp., 6.40%, 02/15/03                            486
   2,000    May Department Stores Co., 7.45%, 09/15/11                    1,967
   3,000    Wal-Mart Stores, Inc., 6.55%, 08/10/04                        2,912
                                                                        -------
                                                                          5,365
            Telecommunications -- 1.0% AT&T Corp.,
     500    5.63%, 03/15/04                                                 467
   1,010    6.50%, 03/15/29                                                 852
                                                                        -------
                                                                          1,319
            Utilities -- 1.8%
   1,800    Baltimore Gas & Electric Co., MTN, 6.90%, 02/01/05            1,752
     800    National Rural Utilities Cooperative Finance Corp.,
              5.50%, 01/15/05                                               736
                                                                        -------
                                                                          2,488
                                                                        -------
            --------------------------------------------------------------------
            Total Corporate Notes & Bonds                                24,947
            (Cost $25,697)
            --------------------------------------------------------------------
            Residential Mortgage Backed Securities -- 11.6%
            -----------------------------------------------
            Mortgage Backed Pass-Through Securities -- 11.6%
   4,129    Federal Home Loan Mortgage Corp., Gold Pool C32996,
              7.00%, 11/01/29                                             3,952
            Federal National Mortgage Association,
   2,797    Pool 323614, 6.50%, 02/01/14                                  2,678
   2,198    Pool 509528, 6.50%, 11/01/14                                  2,103
            Government National Mortgage Association,
   1,800    Pool 423130, 8.50%, 10/15/29                                  1,832
   2,300    Pool 487057, 6.50%, 03/15/29                                  2,154
   1,512    Pool 513746, 7.00%, 08/15/29                                  1,454
   2,094    Pool 516070, 6.50%, 09/15/29                                  1,961
            --------------------------------------------------------------------
            Total Residential Mortgage Backed Securities                 16,134
            (Cost $16,584)
--------------------------------------------------------------------------------
            Total Long-Term Investments                                 135,040
            (Cost $122,717)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA BALANCED FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Principal
Amount      Issuer                                                     Value
--------------------------------------------------------------------------------
   Short-Term Investment -- 2.3%
--------------------------------------------------------------------------------
            Repurchase Agreement -- 2.3%
            ----------------------------
$3,237      Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
            (Dated 04/28/00, Proceeds $3,239, Secured by FHLMC,
            $3,626, 6.50%, due 11/15/29; Market Value $3,303)          $  3,237
            (Cost $3,237)
--------------------------------------------------------------------------------
            Total Investments -- 99.7%                                 $138,277
            (Cost $125,954)
--------------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
#     -- Security may only be sold to qualified institutional buyers.
~     -- Security fair valued by, or at the direction of, the Board of Trustees.
@     -- Security is considered illiquid, and may be difficult to sell.
ADR   -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA  -- Federal National Mortgage Association.
FRN   -- Floating Rate Note.
GNMA  -- Government National Mortgage Association.
MTN   -- Medium Term Note.

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

(Amounts in Thousands, Except Per Share Amounts)

                                                                   Growth
                                            Core      Equity        and         Capital
                                           Equity     Growth       Income       Growth
                                            Fund       Fund         Fund         Fund
------------------------------------------------------------------------------------------
ASSETS:
 Investment in Portfolio, at
 value (Note 1) ......................     $51,422    $54,267    $1,708,962    $893,286
 Other assets ........................          --         --             9           4
 Receivables:
  Fund shares sold ...................         629        251           331          61
  Expense reimbursement
  from Distributor ...................          18         25            --          --
------------------------------------------------------------------------------------------
       Total Assets ..................      52,069     54,543     1,709,302     893,351
------------------------------------------------------------------------------------------
LIABILITIES:
 Payables:
  Fund shares redeemed ...............          11         54         1,640         811
 Accrued liabilities: (Note 2)
  Administration fees ................          --         --           141          71
  Shareholder servicing fees .........          --         --           353         178
  Distribution fees ..................          18         17           543         307
  Other ..............................          18         18           430         249
------------------------------------------------------------------------------------------
       Total Liabilities .............          47         89         3,107       1,616
------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital .....................      49,009     49,757     1,167,696     552,511
 Accumulated distributions
 in excess of net investment
 income or net investment
 loss ................................        (123)      (169)          (53)     (2,677)
 Accumulated net realized gain
 (loss) on investments ...............        (423)      (147)      175,576     166,468
 Net unrealized appreciation
 of investments ......................       3,559      5,013       362,976     175,433
------------------------------------------------------------------------------------------
       Total Net Assets ..............     $52,022    $54,454    $1,706,195    $891,735
------------------------------------------------------------------------------------------
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized):
Class A Shares ......................        1,808      2,051        30,591      11,895
 Class B Shares ......................       1,956      2,020        11,471       7,490
 Class C Shares ......................         792        408           246         120
 Class I Shares ......................          --         --           308         400
Net Asset Value:
 Class A Shares
 (and redemption price) ..............     $ 11.45    $ 12.19    $    40.19    $  45.37
 Class B Shares* .....................     $ 11.40    $ 12.13    $    39.65    $  43.85
 Class C Shares* .....................     $ 11.40    $ 12.13    $    38.66    $  43.44
 Class I Shares
 (and redemption price) ..............          --         --    $    40.53    $  46.06
Class A Maximum Public Offering
Price Per Share (net asset value
per share/94.25%) ....................     $ 12.15    $ 12.93    $    42.64    $  48.14
------------------------------------------------------------------------------------------
*Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2000 (unaudited)


(Amounts in Thousands, Except Per Share Amounts)

                                                       Large Cap                    Equity
                                                        Equity         Focus        Income
                                                         Fund          Fund          Fund
---------------------------------------------------------------------------------------------
ASSETS:
 Investment securities, at value (Note 1) .........    $243,262       $61,900       $83,025
 Cash .............................................           1            --            --
 Other assets .....................................           2             1             1
 Receivables:
  Interest and dividends ..........................         177             3            71
  Fund shares sold ................................         267           509           167
---------------------------------------------------------------------------------------------
       Total Assets ...............................     243,709        62,413        83,264
---------------------------------------------------------------------------------------------
LIABILITIES:
 Payables:
  To Custodian ....................................          --             2            --
  Fund shares redeemed ............................         134            53           154
 Accrued liabilities: (Note 2)
  Investment advisory fees ........................          --            --            24
  Administration fees .............................          10             8            10
  Shareholder servicing fees ......................          50            11            17
  Distribution fees ...............................          34            28            30
  Custodian fees ..................................          25            15            16
  Other ...........................................         140           114            62
---------------------------------------------------------------------------------------------
       Total Liabilities ..........................         393           231           313
---------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital ..................................     172,392        55,179        66,394
 Accumulated undistributed/(distributions
 in excess of) net investment income ..............          37          (296)          (87)
 Accumulated net realized gain (loss)
 on investments ...................................       6,468          (952)        8,416
 Net unrealized appreciation of
 investments ......................................      64,419         8,251         8,228
---------------------------------------------------------------------------------------------
       Total Net Assets ...........................    $243,316       $62,182       $82,951
---------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($.001 par value; unlimited number of
shares authorized):
 Class A Shares ...................................       4,196         2,159         2,624
 Class B Shares ...................................       1,813         2,621         1,211
 Class C Shares ...................................         110           744           316
 Class I Shares ...................................       8,372             1            --
Net Asset Value:
 Class A Shares (and redemption price) ............    $  16.75       $ 11.33       $ 20.08
 Class B Shares* ..................................    $  16.65       $ 11.22       $ 19.83
 Class C Shares* ..................................    $  16.57       $ 11.21       $ 19.82
 Class I Shares (and redemption price) ............    $  16.84       $ 11.37            --
Class A Maximum Public Offering Price Per
Share (net asset value per share/94.25%) ..........    $  17.77       $ 12.02       $ 21.31
---------------------------------------------------------------------------------------------
Cost of investments ...............................    $178,843       $53,649       $74,797
---------------------------------------------------------------------------------------------
*Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2000 (unaudited)


(Amounts in Thousands, Except Per Share Amounts)

                                                     Small Cap      Small Cap
                                                   Opportunities     Equity      Balanced
                                                        Fund          Fund         Fund
-------------------------------------------------------------------------------------------
ASSETS:
 Investment securities, at value (Note 1).....       $226,593      $523,300     $138,277
 Cash ........................................             --            10            1
 Other assets ................................             40             4            1
 Receivables:
  Investment securities sold .................             --         1,310           --
  Interest and dividends .....................             13            90          635
  Fund shares sold ...........................            611            19          192
-------------------------------------------------------------------------------------------
      Total Assets ...........................        227,257       524,733      139,106
-------------------------------------------------------------------------------------------
LIABILITIES:
 Payables:
  Investment securities purchased ............             --            87           --
  Fund shares redeemed .......................            257         1,787          196
 Accrued liabilities: (Note 2) ...............
  Investment advisory fees ...................            114           273           58
  Administration fees ........................             26            63           17
  Shareholder servicing fees .................             22            13            8
  Distribution fees ..........................             86            55           41
  Custodian fees .............................             36            29           15
  Other ......................................            251           246           78
-------------------------------------------------------------------------------------------
      Total Liabilities ......................            792         2,553          413
-------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital .............................        128,964       320,076      117,074
 Accumulated undistributed/
 (distributions in excess of) net
 investment income ...........................         (1,426)       (1,304)         163
 Accumulated net realized gain
 on investments ..............................         22,502        72,453        9,133
 Net unrealized appreciation
 of investments ..............................         76,425       130,955       12,323
-------------------------------------------------------------------------------------------
      Total Net Assets .......................       $226,465      $522,180     $138,693
-------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($.001 par value; unlimited number of
shares authorized):
 Class A Shares ..............................          5,022         3,665        6,993
 Class B Shares ..............................          4,254         2,310        1,851
 Class C Shares ..............................            409            --          100
 Class I Shares ..............................              7        13,533           --
Net Asset Value:
 Class A Shares (and redemption price) .......       $  23.60      $  26.53     $  15.57
 Class B Shares* .............................       $  23.12      $  25.51     $  15.26
 Class C Shares* .............................       $  23.09            --     $  15.20
 Class I Shares (and redemption price) .......       $  23.65      $  27.04           --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%) ................................       $  25.04      $  28.15     $  16.52
-------------------------------------------------------------------------------------------
    Cost of investments ......................       $150,168      $392,345     $125,954
-------------------------------------------------------------------------------------------
*Redemption price may be reduced by contingent deferred sales charge.


                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                  Growth
                                           Core      Equity        and          Capital
                                          Equity     Growth       Income        Growth
                                           Fund       Fund         Fund          Fund
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Investment income from
 Portfolio .........................     $  152     $  130      $ 12,951       $  4,250
 Foreign taxes withheld ............         --         --            (3)            --
 Expenses from Portfolio ...........       (130)      (147)       (4,238)        (2,137)
------------------------------------------------------------------------------------------
       Total investment income
       (loss) ......................         22        (17)        8,710          2,113
------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
 Administration fees ...............         16         18           906            453
 Shareholder servicing fees ........         41         45         2,267          1,133
 Distribution fees .................         88         94         3,498          1,948
 Custody and accounting fees .......         17         16            44             38
 Printing and postage ..............         11         10            46             36
 Professional fees .................         17         17            39             15
 Registration expenses .............         15         23            26             13
 Transfer agent fees ...............         46         50         1,697          1,027
 Trustees' fees ....................          1          1            19              9
 Other .............................          2          6            61             24
------------------------------------------------------------------------------------------
       Total expenses ..............        254        280         8,603          4,696
------------------------------------------------------------------------------------------
 Less amounts waived (Note 2E) .....         74         84            --             --
 Less expense reimbursements
 (Note 2F) .........................         35         44            --              3
------------------------------------------------------------------------------------------
      Net expenses .................        145        152         8,603          4,693
------------------------------------------------------------------------------------------
       Net investment income
       (loss) ......................       (123)      (169)          107         (2,580)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
 investments transactions ..........       (389)      (130)      178,467        166,490
 Change in net unrealized
 appreciation/depreciation
 of investments ....................      2,971      4,118       (51,617)        (5,394)
------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain on investments ...............      2,582      3,988       126,850        161,096
------------------------------------------------------------------------------------------
 Net increase in net assets from
 operations ........................     $2,459     $3,819      $126,957       $158,516
------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)


(Amounts in Thousands)

                                              Large Cap               Equity
                                               Equity       Focus     Income
                                                Fund        Fund       Fund
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividend ................................     $ 1,408      $  149     $  551
 Interest ................................         239           7        111
------------------------------------------------------------------------------------------
       Total investment income ...........       1,647         156        662
------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
 Investment advisory fees ................         491         111        183
 Administration fees .....................         184          42         69
 Shareholder servicing fees ..............         307          69        114
 Distribution fees .......................         209         156        196
 Custodian fees ..........................          42          44         42
 Printing and postage ....................          11          11         10
 Professional fees .......................          18          14         15
 Registration expenses ...................          22          14         10
 Transfer agent fees .....................         105         110        107
 Trustees' fees ..........................           6           1          2
 Other ...................................           1          10          1
------------------------------------------------------------------------------------------
       Total expenses ....................       1,396         582        749
------------------------------------------------------------------------------------------
 Less amounts waived (Note 2E) ...........         614         121          3
 Less earnings credits (Note 2F) .........           2           1          1
 Less expense reimbursements (Note 2F)              --           9         --
------------------------------------------------------------------------------------------
      Net expenses .......................         780         451        745
------------------------------------------------------------------------------------------
       Net investment income (loss) ......         867        (295)       (83)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
 Net realized gain on investments
 transactions ............................       6,494       2,577      8,485
 Change in net unrealized appreciation/
 depreciation of investments .............      17,895       4,095     (2,192)
------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 on investments ..........................      24,389       6,672      6,293
------------------------------------------------------------------------------------------
 Net increase in net assets
 from operations .........................     $25,256      $6,377     $6,210
------------------------------------------------------------------------------------------


                     See notes to financial statements.

STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)


(Amounts in Thousands)

                                             Small Cap     Small Cap
                                           Opportunities    Equity      Balanced
                                               Fund          Fund         Fund
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividend ............................       $   205      $  1,036       $  376
 Interest ............................           132           473        2,002
--------------------------------------------------------------------------------------------
       Total investment income .......           337         1,509        2,378
--------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
 Investment advisory fees ............           616         1,560          361
 Administration fees .................           142           360          108
 Shareholder servicing fees ..........           237           488          181
 Distribution fees ...................           464           346          258
 Custodian fees ......................            52            62           43
 Printing and postage ................            10            48           14
 Professional fees ...................            21            23           21
 Registration expenses ...............            43            24            3
 Transfer agent fees .................           396           249          137
 Trustees' fees ......................             5            12            4
 Other ...............................            20            13           10
--------------------------------------------------------------------------------------------
       Total expenses ................         2,006         3,185        1,140
--------------------------------------------------------------------------------------------
 Less amounts waived (Note 2E) .......           239           403          125
 Less earnings credits (Note 2F) .....            --             2            2
 Less expense reimbursements
 (Note 2F) ...........................             9            --           --
--------------------------------------------------------------------------------------------
     Net expenses ....................         1,758         2,780        1,013
--------------------------------------------------------------------------------------------
      Net investment income (loss) ...        (1,421)       (1,271)       1,365
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
 Net realized gain on investments
 transactions ........................        25,517        72,485        9,171
 Change in net unrealized
 appreciation/depreciation
 of investments ......................        44,647        51,789       (3,492)
--------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 on investments ......................        70,164       124,274        5,679
--------------------------------------------------------------------------------------------
 Net increase in net assets from
 operations ..........................       $68,743      $123,003       $7,044
--------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)

                                                    Core Equity             Equity Growth
                                                       Fund                     Fund
                                            ------------------------- ------------------------
                                             11/01/99       8/12/99*   11/01/99      8/12/99*
                                              Through       Through    Through       Through
                                              4/30/00       10/31/99   4/30/00       10/31/99
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income (loss) .........       $  (123)      $    (9)   $  (169)      $   (17)
 Net realized gain (loss) on
 investments ..........................          (389)          (34)      (130)          (17)
 Change in unrealized
 appreciation/depreciation
 of investments .......................         2,971           588      4,118           895
----------------------------------------------------------------------------------------------
      Increase in net assets
      from operations .................         2,459           545      3,819           861
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM: (Note 1)
 Net investment income ................            --            --         --            --
 Net realized gain on
 investment transactions ..............            --            --         --            --
----------------------------------------------------------------------------------------------
    Total distributions to
    shareholders ......................            --            --         --            --
----------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions # ..................        34,723        14,295     30,901        18,873
----------------------------------------------------------------------------------------------
    Total increase (decrease)
    in net assets .....................        37,182        14,840     34,720        19,734
NET ASSETS:
 Beginning of period ..................        14,840            --     19,734            --
----------------------------------------------------------------------------------------------
 End of period ........................       $52,022       $14,840    $54,454       $19,734
----------------------------------------------------------------------------------------------

                                               Growth and Income              Capital Growth
                                                      Fund                         Fund
                                          ---------------------------- ---------------------------
                                             11/01/99         Year        11/01/99        Year
                                              Through        Ended        Through        Ended
                                              4/30/00       10/31/99      4/30/00       10/31/99
                                          -------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income (loss) .........    $      107     $    5,836    $ (2,580)     $   (7,004)
 Net realized gain (loss) on
 investments ..........................       178,467        372,725     166,490         185,113
 Change in unrealized
 appreciation/depreciation
 of investments .......................       (51,617)      (120,708)     (5,394)        (28,226)
--------------------------------------------------------------------------------------------------
     Increase in net assets
     from operations ..................       126,957        257,853     158,516         149,883
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM: (Note 1)
 Net investment income ................            --         (6,109)         --              --
 Net realized gain on
 investment transactions ..............      (269,993)      (222,212)   (101,935)       (111,161)
--------------------------------------------------------------------------------------------------
     Total distributions to
     shareholders .....................      (269,993)      (228,321)   (101,935)       (111,161)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions # ..................       (88,431)      (161,487)   (104,052)       (289,248)
--------------------------------------------------------------------------------------------------
   Total increase (decrease)
   in net assets ......................      (231,467)      (131,955)    (47,471)       (250,526)
NET ASSETS:
 Beginning of period ..................     1,937,662      2,069,617     939,206       1,189,732
--------------------------------------------------------------------------------------------------
 End of period ........................    $1,706,195     $1,937,662    $891,735      $  939,206
--------------------------------------------------------------------------------------------------

* Commencement of operations
# See detailed Capital Share Transactions


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(unaudited)


STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)

                                                              Large Cap Equity              Focus              Equity Income
                                                                    Fund                    Fund                    Fund
                                                          ------------------------- --------------------- ------------------------
                                                            11/01/99       Year      11/01/99     Year      11/01/99       Year
                                                             Through       Ended      Through     Ended      Through      Ended
                                                             4/30/00     10/31/99     4/30/00   10/31/99     4/30/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) .........................   $    867     $  2,223      $  (295)   $  (155)    $   (83)     $    659
 Net realized gain (loss) on investments ..............      6,494       15,831        2,577     (2,676)      8,485        11,186
 Change in unrealized appreciation/depreciation of
 investments ..........................................     17,895        7,104        4,095      4,338      (2,192)        1,028
------------------------------------------------------------------------------------------------------------------------------------
      Increase in net assets from operations ..........     25,256       25,158        6,377      1,507       6,210        12,873
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
 Net investment income ................................       (956)      (2,270)          --        (18)         --          (784)
 Net realized gain on investment transactions .........    (15,815)     (11,203)          --         --     (10,922)         (648)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders .............    (16,771)     (13,473)          --        (18)    (10,922)       (1,432)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions #      (17,283)      63,808        8,458      5,798     (12,591)      (21,211)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets .........     (8,798)      75,493       14,835      7,287     (17,303)       (9,770)
NET ASSETS:
 Beginning of period ..................................    252,114      176,621       47,347     40,060     100,254       110,024
------------------------------------------------------------------------------------------------------------------------------------
 End of period ........................................   $243,316     $252,114      $62,182    $47,347     $82,951      $100,254
------------------------------------------------------------------------------------------------------------------------------------

# See detailed Capital Share Transactions

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(unaudited)


STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)


                                                           Small Cap Opportunities
                                                                     Fund
                                                          -------------------------
                                                            11/01/99       Year
                                                             Through       Ended
                                                             4/30/00     10/31/99
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) .........................    $ (1,421)    $ (1,918)
 Net realized gain on investments .....................      25,517        7,125
 Change in unrealized appreciation/depreciation of
 investments ..........................................      44,647       24,804
--------------------------------------------------------------------------------------
      Increase in net assets from operations ..........      68,743       30,011
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
 Net investment income ................................          --           --
 Net realized gain on investment transactions .........          --           --
--------------------------------------------------------------------------------------
      Total distributions to shareholders .............          --           --
--------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions #         6,465       (2,062)
--------------------------------------------------------------------------------------
      Total increase (decrease) in net assets .........      75,208       27,949
NET ASSETS:
 Beginning of period ..................................     151,257      123,308
--------------------------------------------------------------------------------------
 End of period ........................................    $226,465     $151,257
--------------------------------------------------------------------------------------

                                                              Small Cap Equity              Balanced
                                                                    Fund                      Fund
                                                          ------------------------- ------------------------
                                                            11/01/99       Year       11/01/99       Year
                                                             Through       Ended       Through      Ended
                                                             4/30/00     10/31/99      4/30/00     10/31/99
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) .........................   $ (1,271)    $ (1,863)    $  1,365      $  2,976
 Net realized gain on investments .....................     72,485       47,405        9,171        11,462
 Change in unrealized appreciation/depreciation of
 investments ..........................................     51,789       11,931       (3,492)         (365)
----------------------------------------------------------------------------------------------------------------
      Increase in net assets from operations ..........    123,003       57,473        7,044        14,073
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
 Net investment income ................................         --           --       (1,305)       (2,915)
 Net realized gain on investment transactions .........    (47,381)      (3,874)     (11,491)       (4,832)
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders .............    (47,381)      (3,874)     (12,796)       (7,747)
----------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions #     22,706      (96,831)         641        18,942
----------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets .........     98,328      (43,232)      (5,111)       25,268
NET ASSETS:
 Beginning of period ..................................    423,852      467,084      143,804       118,536
----------------------------------------------------------------------------------------------------------------
 End of period ........................................   $522,180     $423,852     $138,693      $143,804
----------------------------------------------------------------------------------------------------------------

# See detailed Capital Share Transactions.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------


CORE EQUITY FUND
For the periods indicated (unaudited) (Amounts in Thousands)

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Class A                 Class B                  Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                               Six Months Ended April 30, 2000
                                                           Amount       Shares      Amount       Shares       Amount       Shares
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                               $ 15,477      1,396      $ 18,209       1,649      $ 7,528         681
Shares issued in reinvestment of distributions                  --         --            --          --           --          --
Shares redeemed                                             (3,221)      (291)       (2,733)       (250)        (537)        (48)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                   $ 12,256      1,105      $ 15,476       1,399      $ 6,991         633
==================================================================================================================================
                                                                                Period Ended October 31, 1999*
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                               $  7,191        713      $  5,651         562      $ 1,624         161
Shares issued in reinvestment of distributions                  --         --            --          --           --          --
Shares redeemed                                                (99)       (10)          (54)         (5)         (18)         (2)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                   $  7,092        703      $  5,597         557      $ 1,606         159
==================================================================================================================================

* For Class A and B shares, from commencement of operations on August 12, 1999. For Class C shares, from commencement of offering on August 13, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

EQUITY GROWTH FUND
For the periods indicated (unaudited) (Amounts in Thousands)

----------------------------------------------------------------------------------------------------------------------------------
                                                             Class A                 Class B                     Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended April 30, 2000
                                                         Amount     Shares       Amount      Shares         Amount      Shares
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 18,593     1,572      $ 20,053     1,705          $3,970       337
Shares issued in reinvestment of distributions                --        --            --        --              --        --
Shares redeemed                                           (3,431)     (289)       (7,950)     (695)           (334)      (27)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $ 15,162     1,283      $ 12,103     1,010          $3,636       310
==================================================================================================================================
                                                                         Period Ended October 31, 1999*
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             $  7,810       775      $ 10,736     1,068          $  984        98
Shares issued in reinvestment of distributions                --        --            --        --              --        --
Shares redeemed                                              (75)       (7)         (582)      (58)             --        --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $  7,735       768      $ 10,154     1,010          $  984        98
==================================================================================================================================

* For Class A shares, from commencement of operations on August 12, 1999. For Class B shares, from commencement of offering on August 13, 1999. For Class C shares, from commencement of offering on August 20, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                Class A                    Class B                   Class C                  Class I
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months Ended April 30, 2000
                          Amount        Shares      Amount       Shares        Amount      Shares      Amount       Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold             $  29,308         733      $ 12,023         302       $ 1,491        39       $  1,495         36
Shares issued in
reinvestment of
distributions             179,070       4,728        68,402       1,828         1,344        37          1,960         51
Shares redeemed          (263,198)     (6,597)     (112,971)     (2,862)       (2,818)      (73)        (4,537)      (112)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding      $ (54,820)     (1,136)     $(32,546)       (732)      $    17         3       $ (1,082)       (25)
===================================================================================================================================
                                                            Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold             $ 298,888       6,816      $ 63,796       1,469       $ 7,831       184       $ 11,576        264
Shares issued in
reinvestment of
distributions             154,173       3,732        55,045       1,346           619        15          3,068         74
Shares redeemed          (589,252)    (13,490)     (139,404)     (3,229)       (2,842)      (67)       (24,985)      (568)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding      $(136,191)     (2,942)     $(20,563)       (414)      $ 5,608       132       $(10,341)      (230)
===================================================================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                  Class A                   Class B                  Class C                Class I
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months Ended April 30, 2000
                         Amount        Shares       Amount         Shares      Amount      Shares      Amount         Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold             $ 164,392        3,814      $  65,244       1,559      $ 3,575       87       $   2,157          50
Shares issued in
reinvestment of
distributions              57,038        1,457         35,275         930          386       10           1,878          47
Shares redeemed          (294,438)      (6,841)      (130,063)     (3,124)      (4,814)    (117)         (4,682)       (109)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund
shares outstanding      $ (73,008)      (1,570)     $ (29,544)       (635)     $  (853)     (20)      $    (647)        (12)
====================================================================================================================================
                                                               Year Ended October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Shares sold             $ 726,338       17,435      $ 132,171       3,272      $ 7,625      189       $  12,399         296
Shares issued in
reinvestment of
distributions              62,638        1,590         36,123         939          270        7           5,013         126
Shares redeemed          (965,361)     (23,229)      (247,415)     (6,126)      (5,821)    (144)        (53,228)     (1,273)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding      $(176,385)      (4,204)     $ (79,121)     (1,915)     $ 2,074       52       $ (35,816)       (851)
====================================================================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

LARGE CAP EQUITY FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                 Class A                     Class B                  Class C                   Class I
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended April 30, 2000
                          Amount       Shares         Amount       Shares       Amount       Shares        Amount       Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold              $ 14,925         928        $  5,593        349        $  319         20         $ 13,871         842
Shares issued in
reinvestment of
distributions               3,867         247           1,411         91            59          4            5,730         365
Shares redeemed           (19,600)     (1,214)        (13,076)      (806)         (203)       (13)         (30,179)     (1,858)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding       $   (808)        (39)       $ (6,072)      (366)       $  175         11         $(10,578)       (651)
====================================================================================================================================
                                                           Year Ended October 31, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold              $ 33,994       2,075        $ 36,595      2,224        $1,986        123         $ 37,898       2,277
Shares issued in
reinvestment of
distributions               3,165         205             667         43             3         --            4,715         303
Shares redeemed           (21,731)     (1,339)        (11,804)      (729)         (397)       (24)         (21,283)     (1,300)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund
shares outstanding       $ 15,428         941        $ 25,458      1,538        $1,592         99         $ 21,330       1,280
====================================================================================================================================

*For Class C shares, from commencement of offering on November 11, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

FOCUS FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                             Class A                     Class B                    Class C                  Class I
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended April 30, 2000
                         Amount      Shares         Amount       Shares        Amount      Shares      Amount   Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold            $ 10,046         848         $  6,849        586        $ 2,165      188         $--       --
Shares issued in
reinvestment of
distributions                --          --               --         --             --       --          --       --
Shares redeemed          (4,798)       (422)          (3,266)      (290)        (2,538)    (222)         --       --
---------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding     $  5,248         426         $  3,583        296        $  (373)     (34)        $--       --
=================================================================================================================================
                                                       Period Ended October 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
Shares sold            $ 10,321       1,026         $ 15,774      1,580        $ 6,636      659         $--       --
Shares issued in
reinvestment of
distributions                16           2               --         --             --       --          --       --
Shares redeemed         (11,827)     (1,179)         (11,505)    (1,160)        (3,617)    (359)         --       --
---------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding     $ (1,490)       (151)        $  4,269        420        $ 3,019      300         $--       --
=================================================================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

EQUITY INCOME FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                              Class A                  Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months Ended April 30, 2000
                                                         Amount      Shares      Amount     Shares       Amount       Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                            $  4,158         201      $ 1,526       77        $   897        44
Shares issued in reinvestment of distributions            5,927         306        2,834      148            687        36
Shares redeemed                                         (20,389)     (1,005)      (6,634)    (343)        (1,597)      (88)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding                $(10,304)       (498)     $(2,274)    (118)       $   (13)       (8)
====================================================================================================================================
                                                                            Year Ended October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 21,417       1,018      $ 7,569      364        $ 3,595       173
Shares issued in reinvestment of distributions              881          42          226       11             45         2
Shares redeemed                                         (44,833)     (2,132)      (8,604)    (412)        (1,507)      (72)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
outstanding                                            $(22,535)     (1,072)     $  (809)     (37)       $ 2,133       103
====================================================================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

SMALL CAP OPPORTUNITIES FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                              Class A                      Class B                    Class C                   Class I
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended April 30, 2000
                        Amount      Shares          Amount        Shares         Amount       Shares       Amount      Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold           $  71,262      3,503         $ 15,870         740         $  1,560        74         $125           6
Shares issued in
reinvestment of
distributions                --         --               --          --               --        --           --          --
Shares redeemed         (66,715)    (3,359)         (13,774)       (723)          (1,863)      (95)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding    $   4,547        144         $  2,096          17         $   (303)      (21)        $125           6
====================================================================================================================================
                                                        Year Ended October 31, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold           $ 106,407      7,140         $ 23,303       1,597         $  3,914       272         $ 20           1
Shares issued in
reinvestment of
distributions                --         --               --          --               --        --           --          --
Shares redeemed        (105,627)    (7,077)         (26,664)     (1,842)          (3,415)     (234)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in Fund
shares outstanding    $     780         63         $ (3,361)       (245)        $    499        38         $  20          1
====================================================================================================================================

*For Class I shares, from commencement of offering on April 5, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

SMALL CAP EQUITY FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                             Class A                  Class B                    Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Six Months Ended April 30, 2000
                                                       Amount       Shares       Amount        Shares        Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          $  58,840       2,371      $  1,163          49        $ 50,570       1,926
Shares issued in reinvestment of distributions           9,051         407         5,871         274          30,298       1,339
Shares redeemed                                        (84,713)     (3,432)      (14,256)       (598)        (34,118)     (1,353)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
outstanding                                          $ (16,822)       (654)     $ (7,222)       (275)       $ 46,750       1,912
====================================================================================================================================
                                                                               Year Ended October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          $  77,551       3,459      $  2,337         109        $ 19,682         865
Shares issued in reinvestment of distributions             943          44           615          29           2,108          96
Shares redeemed                                       (128,180)     (5,719)      (33,340)     (1,554)        (38,547)     (1,681)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding              $ (49,686)     (2,216)     $(30,388)     (1,416)       $(16,757)       (720)
====================================================================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS
Capital Share Transactions (unaudited)
--------------------------------------------------------------------------------

BALANCED FUND
For the periods indicated (unaudited) (Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Class A                  Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended April 30, 2000
                                                   Amount       Shares      Amount     Shares       Amount      Shares
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                       $ 17,534       1,116     $ 2,923      192         $  470        31
Shares issued in reinvestment of distributions       8,565         566       2,219      150             39         3
Shares redeemed                                    (24,539)     (1,573)     (6,338)    (418)          (232)      (16)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
outstanding                                       $  1,560         109     $(1,196)     (76)        $  277        18
====================================================================================================================================
                                                                        Year Ended October 31, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                       $ 36,973       2,289     $10,197      639         $1,417        88
Shares issued in reinvestment of distributions       6,150         387       1,232       79              3        --
Shares redeemed                                    (31,651)     (1,952)     (5,285)    (331)           (94)       (6)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding           $ 11,472         724     $ 6,144      387         $1,326        82
====================================================================================================================================

*For Class C shares, from commencement of offering on November 20, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Core Equity Fund ("CEF"), Equity Growth Fund ("EGF"), Growth and Income Fund ("GIF"), Capital Growth Fund ("CGF"), Large Cap Equity Fund ("LCEF"), Focus Fund ("FF"), Equity Income Fund ("EIF"), Small Cap Opportunities Fund ("SCOF"), Small Cap Equity Fund ("SCEF") and Balanced Fund ("BF"), collectively, the "Funds", are separate series of the Trust. The Funds offer various classes of shares as follows:

  Fund    Class Offered
--------------------------------------------------------------------------------
  CEF*    Class A, Class B, Class C
  EGF*    Class A, Class B, Class C
  GIF     Class A, Class B, Class C, Institutional
  CGF     Class A, Class B, Class C, Institutional
  LCEF    Class A, Class B, Class C, Institutional
  FF      Class A, Class B, Class C, Institutional
  EIF     Class A, Class B, Class C
  SCOF    Class A, Class B, Class C, Institutional
  SCEF    Class A, Class B, Institutional
  BF      Class A, Class B, Class C

* Commenced operations on August 12, 1999

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. CEF, EGF, GIF and CGF
   CEF, EGF, GIF and CGF utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in the Core Equity Portfolio, Equity Growth Portfolio, Growth and Income Portfolio and the Capital Growth Portfolio, respectively, (the "Portfolios"), which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of April 30, 2000, CEF, EGF, GIF and CGF owned 21.03%, 12.26%, 72.22% and 99.99% of the net assets of their respective Portfolios. The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

      1. Valuation of investments -- CEF, EGF, GIF and CGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

      2. Investment income and expenses -- CEF, EGF, GIF and CGF record daily their pro-rata share of the respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

   B. LCEF, FF, EIF, SCOF, SCEF and BF

      1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      2. Repurchase agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

      3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

      Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

      The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of April 30, 2000, the Funds had no outstanding futures contracts.

      4. Dollar rolls -- BF enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. Income is recognized over the duration of the roll transaction.

      5. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   C. General Policies

      1. Organization expenses -- Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

      2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

      3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition --

      "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

      Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

      4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; expenses directly attributable to a particular class are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.


2. Fees and Other Transactions with Affiliates
   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to LCEF, FF, EIF, SCOF, SCEF and BF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% for LCEF, FF and EIF, 0.65% for SCOF and SCEF, and 0.50% for BF of average daily net assets. The Advisor voluntarily waived fees as outlined in Note 2.E. below.

   Chase Asset Management ("CAM") is the sub-investment adviser to LCEF, FF, EIF, SCOF, SCEF and BF pursuant to a Sub-Investment Advisory Agreement between Chase and CAM. CAM is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% for LCEF, FF and EIF, 0.30% for SCOF and SCEF, and 0.25% for BF of average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For their services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Funds, excluding Class A Shares of SCEF. SCEF is charged a fee from non-affiliated Shareholder Servicing Agents not to exceed 0.25% of Class A Shares average daily net assets. For the six months ended April 30, 2000, Shareholder Servicing charges paid to Chase or its affiliates were as follows (amounts in thousands, before waivers):

   Fund          Amount          Fund          Amount
-----------------------------------------------------
   CEF           $   41          FF            $ 69
   EGF               45          EIF            113
   GIF            2,230          SCOF           235
   CGF            1,088          SCEF           480
   LCEF             307          BF             181

   The Shareholder Servicing Agents have voluntarily waived fees as outlined in Note 2.E. below.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub- Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived fees as outlined in Note 2.E. below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from LCEF, FF, EIF, SCOF, SCEF and BF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from CEF, EGF, GIF and CGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

   The Administrator voluntarily waived fees as outlined in Note 2.E. below.

   E. Waiver of fees -- For the six months ended April 30, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (amounts in thousands):


                   Investment                    Shareholder
  Fund             Advisory     Administration    Servicing     Distribution
--------------------------------------------------------------------------------
   CEF..........      $ --           $16            $ 41           $17
   EGF..........        --            18              45            21
   LCEF.........       491           123              --            --
   FF ..........       111            --              10            --
   EIF .........         3            --              --            --
   SCOF.........       120            --             119            --
   SCEF.........        --            --             403            --
   BF ..........        --            --             125            --

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for LCEF, FF, EIF, SCOF, SCEF and BF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

   The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Investment Transactions
For the six months ended April 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                     Purchases           Sales         Purchases      Sales
                  (excluding U.S.   (excluding U.S.     of U.S.      of U.S.
                    Government)       Government)      Government   Government
--------------------------------------------------------------------------------
   LCEF.........    $ 45,687          $ 72,153          $    --      $    --
   FF ...........     32,962            30,542               --           --
   EIF ..........     31,909            64,457               --           --
   SCOF.........      88,482            75,076               --           --
   SCEF.........     188,816           225,085               --           --
   BF ...........     38,412            57,222           89,254       75,260

4. Federal Income Tax Matters
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2000 are as follows (in thousands):

                                  Gross         Gross
                   Aggregate   unrealized     unrealized    Net unrealized
                     cost      appreciation   depreciation   appreciation
----------------------------------------------------------------------------
   LCEF.........    $178,843      $ 70,242     $ (5,823)      $ 64,419
   FF ...........     53,649        14,290       (6,039)         8,251
   EIF ..........     74,797        12,998       (4,770)         8,228
   SCOF.........     150,168        85,265       (8,840)        76,425
   SCEF.........     392,345       155,628      (24,673)       130,955
   BF ...........    125,954        17,555       (5,232)        12,323

5. Retirement Plan
The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows (in thousands):

                                       Accrued
                        Pension        Pension
                        Expenses       Liability
-----------------------------------------------------
   CEF ..........       $ --[dag]      $ --[dag]
   EGF ..........         --[dag]        --[dag]
   GIF ..........         89             93
   CGF ..........          4             52
   LCEF .........          2             14
   FF ...........          1              2
   EIF ..........          1              6
   SCOF .........          1              6
   SCEF .........          3             36
   BF ...........          1              9

   [dag] Amounts round to less than one thousand.

6. Bank Borrowings
The LCEF, FF, EIF, SCOF, SCEF and BF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at April 30, 2000, nor at anytime during the six months then ended.

7. Concentrations
At April 30, 2000, FF, SCOF and SCEF invested 50.3%, 42.4% and 32.8% of their respective portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                             Core Equity Fund
                                                                      --------------------------------------------------------------
                                                                                 Class A                       Class B
                                                                      ------------------------------- ------------------------------
                                                                       11/1/99      8/12/99**          11/1/99        8/12/99**
                                                                       Through      Through            Through        Through
                                                                       4/30/00      10/31/99           4/30/00        10/31/99
                                                                       -------      ---------          -------        ---------
Per share operating performance
Net asset value, beginning of period ................................    $10.47       $10.00           $10.46          $10.00
                                                                         ------       ------           ------          -------
Income from investment operations:
 Net investment income ..............................................     (0.01)          --            (0.03)          (0.01)
 Net gains or losses on investments (both realized and unrealized) ..      0.99         0.47             0.97            0.47
                                                                         ------       ------           ------          -------
  Total from investment operations ..................................      0.98         0.47             0.94            0.46
                                                                         ------       ------           ------          -------
Net asset value, end of period ......................................    $11.45       $10.47           $11.40          $10.46
                                                                         ======       ======           ======          ======
Total return (1) ....................................................      9.36%        4.70%            8.99%           4.60%
Ratios/supplemental data:
 Net assets, end of period (millions) ...............................    $   21       $    7           $   22          $    6
Ratios to average net assets:#
 Expenses ...........................................................      1.25%        1.21%            1.99%           1.94%
 Net investment income ..............................................     (0.31%)      (0.35%)          (1.07%)         (1.08%)
 Expenses without waivers and reimbursements ........................      2.14%        7.20%            2.63%           7.68%
 Net investment income without waivers and reimbursements ...........     (1.20%)      (6.34%)          (1.71%)         (6.82%)

                                                                         Core Equity Fund
                                                                      -------------------------
                                                                              Class C
                                                                      -------------------------
                                                                       11/1/99      8/13/99*
                                                                       Through      Through
                                                                       4/30/00      10/31/99
                                                                       --------     --------
Per share operating performance
Net asset value, beginning of period ................................   $10.46       $10.12
                                                                        ------       ------
Income from investment operations:
 Net investment income ..............................................    (0.03)       (0.01)
 Net gains or losses on investments (both realized and unrealized) ..     0.97         0.35
                                                                        ------       ------
  Total from investment operations ..................................     0.94         0.34
                                                                        ------       ------
Net asset value, end of period ......................................   $11.40       $10.46
                                                                        ======       ======
Total return (1) ....................................................     8.99%        3.36%
Ratios/supplemental data:
 Net assets, end of period (millions) ...............................   $    9       $    2
Ratios to average net assets:#
 Expenses ...........................................................     1.99%        1.94%
 Net investment income ..............................................    (1.07%)      (1.06%)
 Expenses without waivers and reimbursements ........................     2.62%        7.68%
 Net investment income without waivers and reimbursements ...........    (1.70%)      (6.80%)
------------------------------------------------------------------------------------------------
  * Commencement of offering class of shares.
 ** Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                               Equity Growth Fund
                                                                           -------------------------
                                                                                   Class A
                                                                           -------------------------
                                                                            11/1/99      8/12/99**
                                                                            Through      Through
                                                                            4/30/00      10/31/99
                                                                            -------      ---------
Per share operating performance
Net asset value, beginning of period .....................................  $10.53        $10.00
                                                                            ------        ------
Income from investment operations:
 Net investment income ...................................................   (0.02)           --
 Net gains or losses on investments (both realized and unrealized) .......    1.68          0.53
                                                                            ------        ------
  Total from investment operations .......................................    1.66          0.53
                                                                            ------        ------
Net asset value, end of period ...........................................  $12.19        $10.53
                                                                            ======        ======
Total return (1) .........................................................   15.76%         5.30%
Ratios/supplemental data:
 Net assets, end of period (millions) ....................................  $   25        $    8
Ratios to average net assets:#
 Expenses ................................................................    1.25%         1.21%
 Net investment income ...................................................   (0.53%)       (0.54%)
 Expenses without waivers and reimbursements .............................    2.12%         5.52%
 Net investment income without waivers and reimbursements ................   (1.40%)       (4.85%)


                                                                                  Class B                  Class C
                                                                           ------------------------ -------------------------
                                                                            11/1/99      8/13/99*    11/1/99      8/20/99*
                                                                            Through      Through     Through      Through
                                                                            4/30/00      10/31/99    4/30/00      10/31/99
                                                                            -------      --------    -------      --------
Per share operating performance
Net asset value, beginning of period .....................................   $10.51       $10.00     $10.51       $ 9.96
                                                                             ------       ------     ------       ------
Income from investment operations:
 Net investment income ...................................................    (0.04)       (0.01)     (0.04)       (0.01)
 Net gains or losses on investments (both realized and unrealized) .......     1.66         0.52       1.66         0.56
                                                                             ------       ------     ------       ------
  Total from investment operations .......................................     1.62         0.51       1.62         0.55
                                                                             ------       ------     ------       ------
Net asset value, end of period ...........................................   $12.13       $10.51     $12.13       $10.51
                                                                             ======       ======     ======       ======
Total return (1) .........................................................    15.41%        5.10%     15.41%        5.52%
Ratios/supplemental data:
 Net assets, end of period (millions) ....................................   $   24       $   11     $    5       $    1
Ratios to average net assets:#
 Expenses ................................................................     2.00%        1.93%      1.99%        1.95%
 Net investment income ...................................................    (1.28%)      (1.19%)    (1.28%)      (1.25%)
 Expenses without waivers and reimbursements .............................     2.63%        6.02%      2.61%        6.04%
 Net investment income without waivers and reimbursements ................    (1.91%)      (5.28%)    (1.90%)      (5.34%)
-----------------------------------------------------------------------------------------------------------------------------
  * Commencement of offering class of shares.
 ** Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                            Growth and Income Fund
                                               -------------------------------------------------------------------------------------
                                                                                    Class A
                                               -------------------------------------------------------------------------------------
                                                11/1/99                                  Year Ended
                                                Through    -------------------------------------------------------------------------
                                                4/30/00      10/31/99      10/31/98      10/31/97      10/31/96      10/31/95
                                                -------      --------      --------      --------      --------      --------
Per share operating performance
Net asset value, beginning of period .........   $43.65       $43.24         $46.21        $39.21        $34.96       $30.26
                                                 ------       ------         ------        ------        ------       ------
Income from investment operations:
 Net investment income .......................     0.03@        0.18@          0.19@         0.35@         0.60         0.61
 Net gains or losses in securities
 (both realized and unrealized) ..............     2.82         5.07           3.59         10.18          5.96         4.71
                                                 ------       ------         ------        ------        ------       ------
  Total from investment operations ...........     2.85         5.25           3.78         10.53          6.56         5.32
                                                 ------       ------         ------        ------        ------       ------
Distributions to shareholders from:
 Dividends from net investment
 income ......................................       --         0.17           0.19          0.38          0.55         0.62
 Distributions from capital gains ............     6.31         4.67           6.56          3.15          1.76           --
                                                 ------       ------         ------        ------        ------       ------
  Total dividends and distributions ..........     6.31         4.84           6.75          3.53          2.31         0.62
                                                 ------       ------         ------        ------        ------       ------
Net asset value, end of period ...............   $40.19       $43.65         $43.24        $46.21        $39.21       $34.96
                                                 ======       ======         ======        ======        ======       ======
Total return (1) .............................     7.42%       12.82%          9.09%        28.84%        19.60%       17.79%
Ratios/supplemental data:
 Net assets, end of period (in millions) .....   $1,229       $1,385         $1,499        $1,497        $1,591       $1,521
Ratios to average net assets:#
 Expenses ....................................     1.30%        1.26%          1.25%         1.27%         1.32%        1.43%
 Net investment income .......................     0.15%        0.41%          0.44%         0.82%         1.46%        1.93%
 Expenses without waivers and
 reimbursements ..............................     1.30%        1.26%          1.25%         1.27%         1.32%        1.45%
 Net investment income without
 waivers and reimbursements ..................     0.15%        0.41%          0.44%         0.82%         1.46%        1.91%



                                                                            Class B
                                               -------------------------------------------------------------------------------------
                                                   11/1/99                        Year Ended
                                                   Through   -----------------------------------------------------------------------
                                                   4/30/00    10/31/99        10/31/98       10/31/97      10/31/96     10/31/95
                                                   -------    --------        --------       --------      --------     --------
Per share operating performance
Net asset value, beginning of period ...            $43.25     $42.92           $45.96       $ 39.02        $34.81       $30.12
                                                    ------     ------           ------       -------        ------       ------
Income from investment operations:
 Net investment income .................             (0.07)@    (0.04)@          (0.02)@        0.13@         0.37         0.46
 Net gains or losses in securities
 (both realized and unrealized) ........              2.78       5.04             3.54         10.13          5.98         4.70
                                                     ------     ------          ------       -------        ------       ------
  Total from investment operations .....              2.71       5.00             3.52         10.26          6.35         5.16
                                                     ------     ------          ------       -------        ------       ------
Distributions to shareholders from:
 Dividends from net investment
 income ................................                --         --               --         0.17           0.38         0.47
 Distributions from capital gains ......              6.31       4.67             6.56         3.15           1.76           --
                                                     ------    ------           ------       -------        ------       ------
  Total dividends and distributions ....              6.31       4.67             6.56         3.32           2.14         0.47
                                                     ------    ------           ------       -------        ------       ------
Net asset value, end of period .........            $39.65     $43.25           $42.92       $45.96         $39.02       $34.81
                                                    ======     ======           ======       =======        ======       ======
Total return (1) .......................              7.13%     12.29%            8.52%       28.20%         19.02%       17.21%
Ratios/supplemental data:
 Net assets, end of period (in millions)            $  455     $  528           $  542       $  489         $  370       $  274
Ratios to average net assets:#
 Expenses ..............................              1.80%      1.76%            1.75%        1.77%          1.81%        1.93%
 Net investment income .................             (0.36%)    (0.09%)          (0.06%)       0.31%          0.95%        1.38%
 Expenses without waivers and
 reimbursements ........................              1.80%      1.76%            1.75%        1.77%          1.81%        1.94%
 Net investment income without
 waivers and reimbursements ............             (0.36%)    (0.09%)          (0.06%)       0.31%          0.95%        1.37%
------------------------------------------------------------------------------------------------------------------------------------
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                      See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                  Growth and Income Fund
                                                       -------------------------------------------
                                                                        Class C
                                                       -------------------------------------------
                                                        11/1/99         Year          1/2/98**
                                                        Through         Ended         Through
                                                        4/30/00        10/31/99       10/31/98
                                                        -------        --------       --------
Per share operating performance
Net asset value, beginning of period ................   $42.34          $42.13         $41.64
                                                        ------          ------         -------
Income from investment operations:
 Net investment income ..............................    (0.07)@         (0.03)@        (0.02)@
 Net gains or losses in securities (both realized and
 unrealized) ........................................     2.70            4.94           0.68
                                                        ------          ------         -------
  Total from investment operations ..................     2.63            4.91           0.66
                                                        ------          ------         -------
Distributions to shareholders from:
 Dividends from net investment income ...............       --            0.03           0.09
 Distributions from capital gains ...................     6.31            4.67           0.08
                                                        ------          ------         -------
  Total dividends and distributions .................     6.31            4.70           0.17
                                                        ------          ------         -------
Net asset value, end of period ......................   $38.66          $42.34         $42.13
                                                        ======         =======         ======
Total return (1) ....................................     7.09%          12.29%          1.55%
Ratios/supplemental data:
 Net assets, end of period (in millions) ............   $    9          $   10         $    5
Ratios to average net assets:#
 Expenses ...........................................     1.80%           1.76%          1.72%
 Net investment income ..............................    (0.36%)         (0.07%)        (0.05%)
 Expenses without waivers and reimbursements ........     1.80%           1.76%          1.72%
 Net investment income without waivers and
 reimbursements .....................................    (0.36%)         (0.07%)        (0.05%)

                                                                                Growth and Income Fund
                                                       ----------------------------------------------------------------------
                                                                                      Class I
                                                       ----------------------------------------------------------------------
                                                                                    Year Ended
                                                        11/1/99      ---------------------------------------   1/25/96**
                                                        Through                                                Through
                                                        4/30/00       10/31/99     10/31/98      10/31/97      10/31/96
                                                        -------       --------      -------      --------      ---------
Per share operating performance
Net asset value, beginning of period ................    $43.89       $43.43       $46.35        $39.26          $34.80
                                                         ------       ------       ------        ------          ------
Income from investment operations:
 Net investment income ..............................      0.11@        0.35@        0.43@         0.52@           0.47
 Net gains or losses in securities (both realized and
 unrealized) ........................................      2.84         5.12         3.50         10.20            4.46
                                                         ------       ------       ------        ------          ------
  Total from investment operations ..................      2.95         5.47         3.93         10.72            4.93
                                                         ------       ------       ------        ------          ------
Distributions to shareholders from:
 Dividends from net investment income ...............      --           0.34         0.29          0.48            0.47
 Distributions from capital gains ...................      6.31         4.67         6.56          3.15              --
                                                         ------       ------       ------        ------          ------
  Total dividends and distributions .................      6.31         5.01         6.85          3.63            0.47
                                                         ------       ------       ------        ------          ------
Net asset value, end of period ......................    $40.53       $43.89       $43.43        $46.35          $39.26
                                                         ======       ======       ======        ======          ======
Total return (1) ....................................      7.62%       13.30%        9.44%        29.37%          13.39%
Ratios/supplemental data:
 Net assets, end of period (in millions) ............    $   13       $   15       $   24        $  522          $   28
Ratios to average net assets:#
 Expenses ...........................................      0.89%        0.85%        0.85%         0.86%           1.24%
 Net investment income ..............................      0.57%        0.80%        0.95%         1.21%           1.73%
 Expenses without waivers and reimbursements ........      0.89%        0.85%        0.85%         0.86%           1.24%
 Net investment income without waivers and
 reimbursements .....................................      0.57%        0.80%        0.95%         1.21%           1.73%
-----------------------------------------------------------------------------------------------------------------------------
 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)


                                                                          Capital Growth Fund
                                               -------------------------------------------------------------------------------
                                                                                   Class A
                                               -------------------------------------------------------------------------------
                                                11/1/99                             Year Ended
                                                Through   --------------------------------------------------------------------
                                                4/30/00   10/31/99       10/31/98     10/31/97      10/31/96   10/31/95
                                                -------   --------       --------     --------      --------   --------
Per share operating performance
Net asset value, beginning of period ...        $42.85     $41.22         $46.76       $41.60        $35.65     $32.17
                                                ------     ------         ------       ------        ------     ------
Income from investment operations:
 Net investment income .................         (0.09)@    (0.20)@        (0.12)       (0.02)@        0.15       0.19
 Net gains or losses in securities
 (both realized and unrealized) ........          7.52       5.75          (0.52)       10.13          7.27       4.16
                                                ------     ------         ------       ------        ------     ------
  Total from investment operations .....          7.43       5.55          (0.64)       10.11          7.42       4.35
                                                ------     ------         ------       ------        ------     ------
Distributions to shareholders from:
 Dividends from net investment
 income ................................            --         --             --         0.15          0.12       0.19
 Distributions from capital gains ......          4.91       3.92           4.90         4.80          1.35       0.68
                                                ------     ------         ------       ------        ------     ------
  Total dividends and distributions ....          4.91       3.92           4.90         4.95          1.47       0.87
                                                ------     ------         ------       ------        ------     ------
Net asset value, end of period .........        $45.37     $42.85         $41.22       $46.76        $41.60     $35.65
                                                ======     ======         ======       ======        ======     ======
Total return (1) .......................         19.14%     14.30%         (1.60%)      26.47%        21.48%     13.89%
Ratios/supplemental Data:
 Net assets, end of period (in millions)        $  540     $  577         $  728       $  839        $  768     $  748
Ratios to average net assets:#
 Expenses ..............................          1.35%      1.30%          1.27%        1.31%         1.37%      1.51%
 Net investment income .................         (0.40%)    (0.48%)        (0.24%)      (0.05%)        0.39%      0.54%
 Expenses without waivers and
 reimbursements ........................          1.35%      1.30%          1.27%        1.31%         1.37%      1.53%
 Net investment income without
 waivers and reimbursements ............         (0.40%)    (0.48%)        (0.24%)      (0.05%)        0.39%      0.52%


                                                                                  Capital Growth Fund
                                                 -----------------------------------------------------------------------------
                                                                                      Class B
                                                 -----------------------------------------------------------------------------

                                                   11/1/99                           Year Ended
                                                   Through    ----------------------------------------------------------------
                                                   4/30/00     10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                   -------     --------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period ...           $41.67       $40.38       $46.11       $41.21       $35.39       $32.03
                                                   ------       ------       ------       ------       ------       ------
Income from investment operations:
 Net investment income .................            (0.19)@      (0.40)@      (0.29)       (0.23)@      (0.08)        0.04
 Net gains or losses in securities
 (both realized and unrealized) ........             7.28         5.61        (0.54)       10.01         7.25         4.10
                                                   ------       ------       ------       ------       ------       ------
  Total from investment operations .....             7.09         5.21        (0.83)        9.78         7.17         4.14
                                                   ------       ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment
 income ................................               --           --           --         0.08           --         0.11
 Distributions from capital gains ......             4.91         3.92         4.90         4.80         1.35         0.67
                                                   ------       ------       ------       ------       ------       ------
  Total dividends and distributions ....             4.91         3.92         4.90         4.88         1.35         0.78
                                                   ------       ------       ------       ------       ------       ------
Net asset value, end of period .........           $43.85       $41.67       $40.38       $46.11       $41.21       $35.39
                                                   ======       ======       ======       ======       ======       ======
Total return (1) .......................            18.84%       13.71%       (2.08%)      25.85%       20.88%       13.34%
Ratios/supplemental Data:
 Net assets, end of period (in millions)           $  329       $  338       $  405       $  422       $  334       $  260
Ratios to average net assets:#
 Expenses ..............................             1.85%        1.80%        1.77%        1.81%        1.87%        2.01%
 Net investment income .................            (0.90%)      (0.98%)      (0.74%)      (0.56%)      (0.21%)       0.02%
 Expenses without waivers and
 reimbursements ........................             1.85%        1.80%        1.77%        1.81%        1.87%        2.02%
 Net investment income without
 waivers and reimbursements ............            (0.90%)      (0.98%)      (0.74%)      (0.56%)      (0.21%)       0.01%
------------------------------------------------------------------------------------------------------------------------------
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)



                                                                      Capital Growth Fund
                                                       ---------------------------------------------
                                                                  Class C               Class I
                                                       ---------------------------------------------
                                                        11/1/99     Year     1/2/98**   11/1/99
                                                        Through    Ended     Through    Through
                                                        4/30/00   10/31/99   10/31/98   4/30/00
                                                        -------   --------   --------   --------
Per share operating performance
Net asset value, beginning of period .................  $41.31    $40.03     $42.81     $43.36
                                                        ------    ------     ------     -------
Income from investment operations:
 Net investment income ...............................   (0.19)@   (0.39)@    (0.09)        --@
 Net gains or losses in securities (both realized and
 unrealized) .........................................    7.23      5.59      (2.69)      7.61
                                                        ------    ------     ------     -------
  Total from investment operations ...................    7.04      5.20      (2.78)      7.61
                                                        ------    ------     ------     -------
Distributions to shareholders from:
 Dividends from net investment income ................      --        --         --         --
 Distributions from capital gains ....................    4.91      3.92         --       4.91
                                                        ------    ------     ------     -------
  Total dividends and distributions ..................    4.91      3.92         --       4.91
                                                        ------    ------     ------     -------
Net asset value, end of period .......................  $43.44    $41.31     $40.03     $46.06
                                                        ======    ======     ======     ======
Total return (1) .....................................   18.90%    13.81%     (6.49%)    19.35%
Ratios/supplemental data:
 Net assets, end of period (in millions) .............  $    5    $    6     $    4     $   18
Ratios to average net assets:#
 Expenses ............................................    1.85%     1.80%      1.73%      0.94%
 Net investment income ...............................   (0.91%)   (0.97%)    (0.59%)     0.01%
 Expenses without waivers and reimbursements .........    1.85%     1.80%      1.73%      0.97%
 Net investment income without waivers and
 reimbursements ......................................   (0.91%)   (0.97%)    (0.59%)    (0.02%)


                                                                      Capital Growth Fund
                                                       ------------------------------------------------------
                                                                              Class I
                                                       ------------------------------------------------------
                                                                      Year Ended               1/25/96**
                                                       ------------------------------------    Through
                                                        10/31/99     10/31/98     10/31/97     10/31/96
                                                        --------     --------     --------     ---------
Per share operating performance
Net asset value, beginning of period .................   $41.53       $46.90       $41.65       $35.26
                                                         ------       ------       ------       ------
Income from investment operations:
 Net investment income ...............................    (0.05)@       0.07         0.13@        0.17
 Net gains or losses in securities (both realized and
 unrealized) .........................................     5.80        (0.54)       10.17         6.34
                                                         ------       ------       ------       ------
  Total from investment operations ...................     5.75        (0.47)       10.30         6.51
                                                         ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ................       --           --         0.25         0.12
 Distributions from capital gains ....................     3.92         4.90         4.80            --
                                                         ------       ------       ------       ------
  Total dividends and distributions ..................     3.92         4.90         5.05         0.12
                                                         ------       ------       ------       ------
Net asset value, end of period .......................   $43.36       $41.53       $46.90       $41.65
                                                         ======       ======       ======       ======
Total return (1) .....................................    14.71%       (1.20%)      26.98%       18.13%
Ratios/supplemental data:
 Net assets, end of period (in millions) .............   $   18       $   52       $   52      $    32
Ratios to average net assets:#
 Expenses ............................................     0.92%        0.91%        0.91%        1.25%
 Net investment income ...............................    (0.11%)       0.11%        0.31%        0.81%
 Expenses without waivers and reimbursements .........     0.99%        0.91%        0.91%        1.25%
 Net investment income without waivers and
 reimbursements ......................................    (0.18%)       0.11%        0.31%        0.81%
-------------------------------------------------------------------------------------------------------------
 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)


FINANCIAL HIGHLIGHTS (unaudited)



                                                                    Large Cap Equity Fund (2)
                                                        -----------------------------------------------
                                                                            Class A
                                                        -----------------------------------------------
                                                         11/1/99                Year Ended
                                                         Through     ----------------------------------
                                                         4/30/00     10/31/99     10/31/98     10/31/97
                                                         -------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period ................    $16.20       $15.09       $14.83       $13.25
                                                         ------       ------       ------       ------
 Income from investment operations:
 Net investment income ..............................      0.04         0.13         0.12         0.11
 Net gains or losses in securities (both realized and
 unrealized) ........................................      1.62         2.06         1.92         3.45
                                                         ------       ------       ------       ------
  Total from investment operations ..................      1.66         2.19         2.04         3.56
                                                         ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ...............      0.05         0.13         0.12         0.09
 Distributions from capital gains ...................      1.06         0.95         1.66         1.89
                                                         ------       ------       ------       ------
  Total dividends and distributions .................      1.11         1.08         1.78         1.98
                                                         ------       ------       ------       ------
Net asset value, end of period ......................    $16.75       $16.20       $15.09       $14.83
                                                         ======       ======       ======       ======
Total return (1) ....................................     10.70%       14.96%       15.15%       30.69%
Ratios/supplemental data:
 Net assets, end of period (in millions) ............    $   70       $   69       $   50       $   44
Ratios to average net assets:#
 Expenses ...........................................      0.82%        0.80%        0.85%        1.13%
 Net investment income ..............................      0.53%        0.80%        0.81%        0.61%
 Expenses without waivers, reimbursements and
 earnings credits ...................................      1.32%        1.30%        1.35%        1.63%
 Net investment income without waivers,
 reimbursements and earnings credits ................      0.03%        0.30%        0.31%        0.11%
Portfolio turnover rate .............................        19%          70%          72%          72%

                                                                               Large Cap Equity Fund (2)
                                                        ------------------------------------------------------------------------
                                                         Class A                              Class B
                                                        ------------------------------------------------------------------------
                                                         5/8/96**    11/1/99                Year Ended                  5/7/96**
                                                         Through     Through    -----------------------------------     Through
                                                         10/31/96    4/30/00     10/31/99     10/31/98     10/31/97     10/31/96
                                                         --------    -------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period ................     $12.06     $16.10       $15.02       $14.76       $13.22       $12.06
                                                          ------     ------       ------       ------       ------       ------
 Income from investment operations:
 Net investment income ..............................       0.05         --         0.07         0.05         0.07         0.05
 Net gains or losses in securities (both realized and
 unrealized) ........................................       1.21       1.62         2.03         1.92         3.42         1.19
                                                          ------     ------       ------       ------       ------       ------
  Total from investment operations ..................       1.26       1.62         2.10         1.97         3.49         1.24
                                                          ------     ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ...............       0.07       0.01         0.07         0.05         0.06         0.08
 Distributions from capital gains ...................         --       1.06         0.95         1.66         1.89           --
                                                          ------     ------       ------       ------       ------       ------
  Total dividends and distributions .................       0.07       1.07         1.02         1.71         1.95         0.08
                                                          ------     ------       ------       ------       ------       ------
Net asset value, end of period ......................     $13.25     $16.65       $16.10       $15.02       $14.76       $13.22
                                                          ======     ======       ======       ======       ======       ======
Total return (1) ....................................      10.84%     10.47%       14.38%       14.71%       30.15%        6.66%
Ratios/supplemental data:
 Net assets, end of period (in millions) ............     $    8     $   30       $   35       $   10       $    5       $    1
Ratios to average net assets:#
 Expenses ...........................................       1.38%      1.32%        1.29%        1.35%        1.59%        1.88%
 Net investment income ..............................       0.84%      0.04%        0.28%        0.31%        0.15%        0.14%
 Expenses without waivers, reimbursements and
 earnings credits ...................................       1.87%      1.82%        1.79%        1.85%        2.09%        2.38%
 Net investment income without waivers,
 reimbursements and earnings credits ................       0.35%     (0.46%)      (0.22%)      (0.19%)      (0.35%)      (0.36%)
Portfolio turnover rate .............................         89%        19%          70%          72%          72%          89%
-----------------------------------------------------------------------------------------------------------------------------------
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Formerly known as the Vista Equity Fund.
 # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                           Large Cap Equity Fund (2)
                                                    ---------------------------------------
                                                     Class C                    Class I
                                                    -------------------------- ------------
                                                     11/1/99       11/11/98**    11/1/99
                                                     Through        Through      Through
                                                     4/30/00        10/31/99     4/30/00
                                                     -------       ---------     -------
Per share operating performance
Net asset value, beginning of period .............   $16.03          $15.21      $16.27
                                                     ------          ------      ------
 Income from investment operations:
 Net investment income ...........................       --            0.07        0.08
 Net gains or losses in securities (both realized
 and unrealized) .................................     1.61            1.79        1.63
                                                     ------          ------      ------
  Total from investment operations ...............     1.61            1.86        1.71
                                                     ------          ------      ------
Distributions to shareholders from:
 Dividends from net investment income ............     0.01            0.09        0.08
 Distributions from capital gains ................     1.06            0.95        1.06
                                                     ------          ------      ------
  Total dividends and distributions ..............     1.07            1.04        1.14
                                                     ------          ------      ------
Net asset value, end of period ...................   $16.57          $16.03      $16.84
                                                     ======          ======      ======
Total return (1) .................................    10.46%          12.62%      11.00%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........   $    2          $    1      $  141
Ratios to average net assets:#
 Expenses ........................................     1.32%           1.29%       0.40%
 Net investment income ...........................     0.01%           0.24%       0.94%
 Expenses without waivers, reimbursements and
 earnings credits ................................     1.82%           1.79%       0.90%
 Net investment income without waivers,
 reimbursements and earnings credits .............    (0.49%)         (0.26%)      0.44%
Portfolio turnover rate ..........................       19%             70%         19%

                                                                        Large Cap Equity Fund (2)
                                                    --------------------------------------------------------------
                                                                                  Class I
                                                     -------------------------------------------------------------

                                                                              Year Ended
                                                     -------------------------------------------------------------
                                                      10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                      --------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............     $15.15       $14.85       $13.27       $12.24       $13.16
                                                       ------       ------       ------       ------       ------
 Income from investment operations:
 Net investment income ...........................       0.19         0.18         0.18         0.23         0.28
 Net gains or losses in securities (both realized
 and unrealized) .................................       2.07         1.95         3.47         2.59         1.74
                                                       ------       ------       ------       ------       ------
  Total from investment operations ...............       2.26         2.13         3.65         2.82         2.02
                                                       ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............       0.19         0.17         0.18         0.22         0.28
 Distributions from capital gains ................       0.95         1.66         1.89         1.57         2.66
                                                       ------       ------       ------       ------       ------
  Total dividends and distributions ..............       1.14         1.83         2.07         1.79         2.94
                                                       ------       ------       ------       ------       ------
Net asset value, end of period ...................     $16.27       $15.15       $14.85       $13.27       $12.24
                                                       ======       ======       ======       ======       ======
Total return (1) .................................      15.37%       15.82%       31.50%       25.65%       20.41%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $  147      $   117      $   107      $    99      $    55
Ratios to average net assets:#
 Expenses ........................................       0.42%        0.47%        0.50%        0.40%        0.31%
 Net investment income ...........................       1.18%        1.19%        1.32%        1.86%        2.41%
 Expenses without waivers, reimbursements and
 earnings credits ................................       0.92%        0.97%        1.00%        0.96%        0.90%
 Net investment income without waivers,
 reimbursements and earnings credits .............       0.68%        0.69%        0.82%        1.30%        1.82%
Portfolio turnover rate ..........................         70%          72%          72%          89%          45%
--------------------------------------------------------------------------------------------------------------------
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Formerly known as the Vista Equity Fund.
 # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                       Focus Fund
                                                                                ------------------------
                                                                                        Class A
                                                                                ------------------------
                                                                                  11/1/99       Year
                                                                                  Through      Ended
                                                                                  4/30/00     10/31/99
                                                                                  -------     --------
Per share operating performance
Net asset value, beginning of period ..........................................   $ 9.83       $ 9.40
                                                                                  ------       ------
Income from investment operations:
 Net investment income ........................................................    (0.04)        0.01@
 Net gains or losses in securities
 (both realized and unrealized) ...............................................     1.54         0.43
                                                                                  ------       ------
  Total from investment operations ............................................     1.50         0.44
                                                                                  ------       ------
Distributions to shareholders from:
 Dividends from net investment income .........................................       --         0.01
 Distributions from capital gains .............................................       --           --
                                                                                  ------       ------
  Total dividends and distributions ...........................................       --         0.01
                                                                                  ------       ------
Net asset value, end of period ................................................   $11.33       $ 9.83
                                                                                  ======       ======
Total return (1) ..............................................................    15.26%        4.67%
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................    $  24       $   17
Ratios to average net assets:#
 Expenses .....................................................................     1.25%        1.25%
 Net investment income ........................................................    (0.69%)       0.07%
 Expenses without waivers, reimbursements and earnings credits ................     1.75%        1.81%
 Net investment income without waivers, reimbursements and earnings credits ...    (1.19%)      (0.49%)
Portfolio turnover rate .......................................................       57%         173%

                                                                                                     Focus Fund
                                                                                -------------------------------------------------
                                                                                  Class A                 Class B
                                                                                ----------- -------------------------------------
                                                                                  6/30/98*    11/1/99       Year        6/30/98*
                                                                                  Through     Through      Ended        Through
                                                                                  10/31/98    4/30/00     10/31/99      10/31/98
                                                                                  --------   ---------     --------     --------
Per share operating performance
Net asset value, beginning of period ..........................................    $10.00      $ 9.77      $ 9.38        $10.00
                                                                                   ------      ------      ------        ------
Income from investment operations:
 Net investment income ........................................................      0.01       (0.06)      (0.05)@          --
 Net gains or losses in securities
 (both realized and unrealized) ...............................................     (0.61)       1.51        0.44         (0.62)
                                                                                   ------      ------      ------        ------
  Total from investment operations ............................................     (0.60)       1.45        0.39         (0.62)
                                                                                   ------      ------      ------        ------
Distributions to shareholders from:
 Dividends from net investment income .........................................        --          --          --            --
 Distributions from capital gains .............................................        --          --          --            --
                                                                                   ------      ------      ------        ------
Net asset value, end of period ................................................    $ 9.40      $11.22      $ 9.77        $ 9.38
                                                                                   ======      ======      ======        ======
Total return (1) ..............................................................     (6.00%)     14.84%       4.16%        (6.20%)
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................    $   18       $  29      $   22        $   18
Ratios to average net assets:#
 Expenses .....................................................................      1.25%       1.85%       1.84%         1.85%
 Net investment income ........................................................      0.48%      (1.28%)     (0.51%)       (0.15%)
 Expenses without waivers, reimbursements and earnings credits ................      2.05%       2.25%       2.30%         2.54%
 Net investment income without waivers, reimbursements and earnings credits ...     (0.32%)     (1.68%)     (0.97%)       (0.84%)
Portfolio turnover rate .......................................................        33%         57%        173%           33%
----------------------------------------------------------------------------------------------------------------------------------
 * Commencement of operations.
 @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 # Short periods have been annualized.

                       See notes to financial statements.

       CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                              Focus Fund
                                                                                -------------------------------------
                                                                                               Class C
                                                                                -------------------------------------
                                                                                  11/1/99       Year       6/30/98*
                                                                                  Through      Ended       Through
                                                                                  4/30/00     10/31/99     10/31/98
                                                                                  -------     --------     --------
Per share operating performance
Net asset value, beginning of period ..........................................   $ 9.76       $ 9.38       $10.00
                                                                                  ------       ------       ------
Income from investment operations:
 Net investment income ........................................................    (0.07)       (0.05)@         --
 Net gains or losses in securities
 (both realized and unrealized) ...............................................     1.52         0.43        (0.62)
                                                                                  ------       ------       ------
  Total from investment operations ............................................     1.45         0.38        (0.62)
                                                                                  ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income .........................................       --           --           --
 Distributions from capital gains .............................................       --           --           --
                                                                                  ------       ------       ------
  Total dividends and distributions ...........................................       --           --           --
                                                                                  ------       ------       ------
Net asset value, end of period ................................................   $11.21       $ 9.76       $ 9.38
                                                                                  ======       ======       ======
Total return (1) ..............................................................    14.86%        4.05%       (6.20%)
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................   $    8       $    7       $    4
Ratios to average net assets:#
 Expenses .....................................................................     1.85%        1.84%        1.85%
 Net investment income ........................................................    (1.28%)      (0.55%)      (0.14%)
 Expenses without waivers, reimbursements and earnings credits ................     2.25%        2.29%        2.55%
 Net investment income without waivers, reimbursements and earnings credits ...    (1.68%)      (1.00%)      (0.84%)
Portfolio turnover rate .......................................................       57%         173%          33%

                                                                                                  Focus Fund
                                                                                ---------------------------------------------
                                                                                                   Class I
                                                                                ---------------------------------------------
                                                                                      11/1/99          Year       6/30/98*
                                                                                      Through         Ended       Through
                                                                                      4/30/00        10/31/99     10/31/98
                                                                                -------------       ---------     --------
Per share operating performance
Net asset value, beginning of period ..........................................     $    9.86       $    9.40       $10.00
                                                                                    ---------       ---------       ------
Income from investment operations:
 Net investment income ........................................................         (0.02)           0.03@        0.02
 Net gains or losses in securities
 (both realized and unrealized) ...............................................          1.53            0.45        (0.62)
                                                                                    ---------       ---------       ------
  Total from investment operations ............................................          1.51            0.48        (0.60)
                                                                                    ---------       ---------       ------
Distributions to shareholders from:
 Dividends from net investment income .........................................            --            0.02           --
 Distributions from capital gains .............................................            --              --           --
                                                                                    ---------       ---------       ------
  Total dividends and distributions ...........................................            --            0.02           --
                                                                                    ---------       ---------       ------
Net asset value, end of period ................................................         11.37            9.86       $ 9.40
                                                                                    =========       =========       ======
Total return (1) ..............................................................         15.31%           5.05%       (6.00%)
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................             1       $       1       $    1
Ratios to average net assets:#
 Expenses .....................................................................          0.87%           1.00%        1.00%
 Net investment income ........................................................       (  0.31%)          0.33%        0.78%
 Expenses without waivers, reimbursements and earnings credits ................       1245.59%        1007.71%        1.80%
 Net investment income without waivers, reimbursements and earnings credits ...      (1245.03%)      (1006.38%)      (0.02%)
Portfolio turnover rate .......................................................            57%            173%          33%
------------------------------------------------------------------------------------------------------------------------------
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                          Equity Income Fund
                                                                                -------------------------------------
                                                                                                Class A
                                                                                -------------------------------------
                                                                                   11/1/99          Year Ended
                                                                                   through     ---------------------
                                                                                   4/30/00     10/31/99     10/31/98
                                                                                   -------     --------     --------
Per share operating performance
Net asset value, beginning of period ..........................................    $21.06       $19.07       $19.23
                                                                                   ------       ------       ------
Income from investment operations:
 Net investment income ........................................................        --         0.15         0.22
 Net gains or losses in securities
 (both realized and unrealized) ...............................................      1.42         2.12         1.07
                                                                                   ------       ------       ------
  Total from investment operations ............................................      1.42         2.27         1.29
                                                                                   ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income .........................................        --         0.17         0.27
 Distributions from capital gains .............................................      2.40         0.11         1.18
                                                                                   ------       ------       ------
  Total dividends and distributions ...........................................      2.40         0.28         1.45
                                                                                   ------       ------       ------
Net asset value, end of period ................................................    $20.08       $21.06       $19.07
                                                                                   ======       ======       ======
Total return (1) ..............................................................      7.18%       11.92%        6.90%
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................     $  53       $   65       $   80
Ratios to average net assets:#
 Expenses .....................................................................      1.45%        1.45%        1.46%
 Net investment income ........................................................        --         0.70%        1.20%
 Expenses without waivers, reimbursements and earnings credits ................      1.46%        1.45%        1.46%
 Net investment income without waivers, reimbursements and earnings credits ...     (0.01%)       0.70%        1.20%
Portfolio turnover rate .......................................................        36%         172%         160%

                                                                                          Equity Income Fund
                                                                                -------------------------------------
                                                                                                Class A
                                                                                -------------------------------------

                                                                                              Year Ended
                                                                                   ----------------------------------
                                                                                   10/31/97     10/31/96     10/31/95
                                                                                   --------     --------     --------
Per share operating performance
Net asset value, beginning of period ..........................................     $15.98       $13.39       $12.12
                                                                                    ------       ------       ------
Income from investment operations:
 Net investment income ........................................................       0.26         0.35         0.35
 Net gains or losses in securities
 (both realized and unrealized) ...............................................       4.71         3.43         1.70
                                                                                    ------       ------       ------
  Total from investment operations ............................................       4.97         3.78         2.05
                                                                                    ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income .........................................       0.23         0.33         0.37
 Distributions from capital gains .............................................       1.49         0.86         0.41
                                                                                    ------       ------       ------
  Total dividends and distributions ...........................................       1.72         1.19         0.78
                                                                                    ------       ------       ------
Net asset value, end of period ................................................     $19.23       $15.98       $13.39
                                                                                    ======       ======       ======
Total return (1) ..............................................................      33.66%       29.79%       17.97%
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................     $   47       $   17       $   12
Ratios to average net assets:#
 Expenses .....................................................................       1.50%        1.50%        1.50%
 Net investment income ........................................................       1.65%        2.41%        2.81%
 Expenses without waivers, reimbursements and earnings credits ................       1.70%        2.32%        2.19%
 Net investment income without waivers, reimbursements and earnings credits ...       1.45%        1.59%        2.12%
Portfolio turnover rate .......................................................         75%         114%          91
----------------------------------------------------------------------------------------------------------------------
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                   Equity Income Fund
                                                     ------------------------------------------------
                                                                        Class B
                                                     ------------------------------------------------
                                                      11/1/99                   Year Ended
                                                      Through  --------------------------------------
                                                      4/30/00     10/31/99     10/31/98     10/31/97
                                                      -------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............    $20.88       $18.92       $19.09       $15.92
                                                      ------       ------       ------       ------
Income from investment operations:
 Net investment income ...........................     (0.06)        0.04         0.14         0.22
 Net gains or losses in securities
 (both realized and unrealized) ..................      1.41         2.10         1.05         4.62
                                                      ------       ------       ------       ------
  Total from investment operations ...............      1.35         2.14         1.19         4.84
                                                      ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............        --         0.07         0.18         0.18
 Distributions from capital gains ................      2.40         0.11         1.18         1.49
                                                      ------       ------       ------       ------
  Total dividends and distributions ..............      2.40         0.18         1.36         1.67
                                                      ------       ------       ------       ------
Net asset value, end of period ...................    $19.83       $20.88       $18.92       $19.09
                                                      ======       ======       ======       ======
Total return (1) .................................      6.88%       11.31%        6.42%       32.87%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........    $   24       $   28       $   26       $   15
Ratios to average net assets:#
 Expenses ........................................      1.95%        1.94%        1.96%        2.11%
 Net investment income ...........................     (0.51%)       0.20%        0.70%        1.06%
 Expenses without waivers, reimbursements
 and earnings credits ............................      1.96%        1.94%        1.96%        2.13%
 Net investment income without waivers,
 reimbursements and earnings credits .............     (0.52%)       0.20%        0.70%        1.04%
Portfolio turnover rate ..........................        36%         172%         160%          75%

                                                                   Equity Income Fund
                                                     ----------------------------------------------
                                                      Class B                           Class C
                                                     ----------------------------------------------
                                                      5/7/96**    11/1/99      Year      1/8/98**
                                                      Through     Through      Ended     Through
                                                      10/31/97    10/31/96    4/30/00    10/31/98
                                                      --------    --------    -------    --------
Per share operating performance
Net asset value, beginning of period .............     $14.56      $20.87     $18.91      $18.62
                                                       ------      ------     ------      ------
Income from investment operations:
 Net investment income ...........................       0.13       (0.06)      0.05        0.09
 Net gains or losses in securities
 (both realized and unrealized) ..................       1.38        1.41       2.09        0.31
                                                       ------      ------     ------      ------
  Total from investment operations ...............       1.51        1.35       2.14        0.40
                                                       ------      ------     ------      ------
Distributions to shareholders from:
 Dividends from net investment income ............       0.15          --       0.07        0.11
 Distributions from capital gains ................         --       2.40       0.11           --
                                                       ------      ------     ------      ------
  Total dividends and distributions ..............       0.15        2.40       0.18        0.11
                                                       ------      ------     ------      ------
Net asset value, end of period ...................     $15.92      $19.82     $20.87      $18.91
                                                       ======      ======     ======      ======
Total return (1) .................................      10.43%      6.89%      11.35%       2.13%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $    1      $   6      $    7      $    4
Ratios to average net assets:#
 Expenses ........................................       2.25%      1.96%       1.94%       1.95%
 Net investment income ...........................       1.75%     (0.53%)      0.20%       0.56%
 Expenses without waivers, reimbursements
 and earnings credits ............................       2.75%      1.97%       1.94%       1.95%
 Net investment income without waivers,
 reimbursements and earnings credits .............       1.25%     (0.54%)      0.20%       0.56%
Portfolio turnover rate ..........................        114%        36%        172%        160%
----------------------------------------------------------------------------------------------------
 ** Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                        Small Cap Opportunities Fund
                                                   ------------------------------------
                                                                 Class A
                                                   ------------------------------------
                                                    11/1/99          Year Ended
                                                    Through    ------------------------
                                                    4/30/00     10/31/99     10/31/98
                                                    -------     --------     --------
Per share operating performance
Net asset value, beginning of period .............  $15.98       $12.79       $13.85
                                                    ------       ------       ------
Income from investment operations:
 Net investment income ...........................   (0.12)@      (0.15)       (0.09)
 Net gains or losses in securities
 (both realized and unrealized) ..................    7.74         3.34        (0.97)
                                                    ------       ------       ------
 Total from investment operations ................    7.62         3.19        (1.06)
                                                    ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............      --           --           --
 Distributions from capital gains ................      --           --           --
                                                    ------       ------       ------
  Total dividends and distributions ..............      --           --           --
                                                    ------       ------       ------
Net asset value, end of period ...................  $23.60       $15.98       $12.79
                                                    ======       ======       ======
Total return (1) .................................   47.68%       24.94%       (7.65%)
Ratios/supplemental data:
 Net assets, end of period (in millions) .........  $  118       $   78       $   62
Ratios to average net assets:#
 Expenses ........................................    1.50%        1.49%        1.50%
 Net investment income ...........................   (1.14%)      (0.95%)      (0.91%)
 Expenses without waivers, reimbursements
 and earnings credits ............................    1.87%        1.89%        1.83%
 Net investment income without waivers,
 reimbursements and earnings credits .............   (1.51%)      (1.35%)      (1.24%)
Portfolio turnover rate ..........................      41%          92%          68%

                                                                       Small Cap Opportunities Fund
                                                    -------------------------------------------------------------
                                                     Class A                      Class B
                                                    ---------- --------------------------------------------------
                                                     5/19/97*    11/1/99       Year Ended              5/19/97*
                                                     Through     Through    -------------------------  Through
                                                     10/31/97    4/30/00      10/31/99     10/31/98    10/31/97
                                                     --------    -------      --------     --------    --------
Per share operating performance
Net asset value, beginning of period .............    $10.00      $15.71       $12.67       $13.81      $10.00
                                                      ------      ------       ------       ------      ------
Income from investment operations:
 Net investment income ...........................     (0.04)      (0.19)@      (0.27)       (0.17)      (0.06)
 Net gains or losses in securities
 (both realized and unrealized) ..................      3.89        7.60         3.31        (0.97)       3.87
                                                      ------      ------       ------       ------      ------
 Total from investment operations ................      3.85        7.41         3.04        (1.14)       3.81
                                                      ------      ------       ------       ------      ------
Distributions to shareholders from:
 Dividends from net investment income ............        --          --           --           --          --
 Distributions from capital gains ................        --          --           --           --          --
                                                      ------      ------       ------       ------      ------
  Total dividends and distributions ..............        --          --           --           --          --
                                                      ------      ------       ------       ------      ------
Net asset value, end of period ...................    $13.85      $23.12       $15.71       $12.67      $13.81
                                                      ======      ======       ======       ======      ======
Total return (1) .................................     38.50%      47.17%       23.99%       (8.25%)     38.10%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........    $   43      $   98       $   66       $   57      $   38
Ratios to average net assets:#
 Expenses ........................................      1.49%       2.23%        2.23%        2.24%       2.24%
 Net investment income ...........................     (1.16%)     (1.88%)      (1.69%)      (1.65%)     (1.93%)
 Expenses without waivers, reimbursements
 and earnings credits ............................      2.38%       2.36%        2.39%        2.33%       2.88%
 Net investment income without waivers,
 reimbursements and earnings credits .............     (2.05%)     (2.01%)      (1.85%)      (1.74%)     (2.57%)
Portfolio turnover rate ..........................         7%         41%          92%          68%          7%
------------------------------------------------------------------------------------------------------------------
  * Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                     Small Cap Opportunities Fund
                                                   --------------------------------------------------------------
                                                                   Class C                        Class I
                                                   ------------------------------------- ------------------------
                                                    11/1/99       Year       1/7/98**     11/1/99      4/5/99**
                                                    Through       Ended      Through      Through      Through
                                                    4/30/00     10/31/99     10/31/98     4/30/00      10/31/99
                                                    -------     --------     --------     -------      --------
Per share operating performance
Net asset value, beginning of period .............  $15.69       $12.66       $13.17       $15.98        $14.11
                                                    ------       ------       ------       ------        ------
Income from investment operations:
 Net investment income ...........................   (0.19)@      (0.26)       (0.08)       (0.06)@       (0.05)
 Net gains or losses in securities
 (both realized and unrealized) ..................    7.59         3.29        (0.43)        7.73          1.92
                                                    ------       ------       ------       ------        ------
 Total from investment operations ................    7.40         3.03        (0.51)        7.67          1.87
                                                    ------       ------       ------       ------        ------
Distributions to shareholders from:
 Dividends from net investment income ............      --           --           --           --            --
 Distributions from capital gains ................      --           --           --           --            --
                                                    ------       ------       ------       ------        ------
  Total dividends and distributions ..............      --           --           --           --            --
                                                    ------       ------       ------       ------        ------
Net asset value, end of period ...................  $23.09       $15.69       $12.66       $23.65        $15.98
                                                    ======       ======       ======       ======        ======
Total return (1) .................................   47.16%       23.93%       (3.87%)      48.00%        13.25%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........  $    9       $    6       $    5       $    1        $    1
Ratios to average net assets:#
 Expenses ........................................    2.24%        2.23%        2.24%        1.10%         1.91%
 Net investment income ...........................   (1.88%)      (1.69%)      (1.55%)      (0.74%)       (0.96%)
 Expenses without waivers, reimbursements
 and earnings credits ............................    2.37%        2.39%        2.29%       23.63%        34.70%
 Net investment income without waivers,
 reimbursements and earnings credits .............   (2.01%)      (1.85%)      (1.60%)     (23.27%)      (33.75%)
Portfolio turnover rate ..........................      41%          92%          68%          41%           92%
-----------------------------------------------------------------------------------------------------------------
 ** Commencement of offering class of shares.
  @ Calculated based upon average  shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                          Small Cap Equity Fund
                                                                                  ------------------------------------
                                                                                                 Class A
                                                                                  ------------------------------------
                                                                                   11/1/99          Year Ended
                                                                                   Through   -------------------------
                                                                                   4/30/00     10/31/99     10/31/98
                                                                                   -------     --------     --------
Per share operating performance
Net asset value, beginning of period ............................................  $22.77       $20.40       $23.57
                                                                                   ------       ------       ------
 Income from investment operations:
 Net investment income ..........................................................   (0.10)@      (0.13)@      (0.11)
  Net gains or losses in securities (both realized and unrealized) ..............    6.51         2.67        (2.42)
                                                                                   ------       ------       ------
  Total from investment operations ..............................................    6.41         2.54        (2.53)
                                                                                   ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ...........................................      --           --           --
 Distributions from capital gains ...............................................    2.65         0.17         0.64
                                                                                   ------       ------       ------
  Total dividends and distributions .............................................    2.65         0.17         0.64
                                                                                   ------       ------       ------
Net asset value, end of period ..................................................  $26.53       $22.77       $20.40
                                                                                   ======       ======       ======
Total return (1)                                                                    30.42%       12.49%      (10.93%)
Ratios/supplemental data:
 Net assets, end of period (in millions) ........................................  $   97       $   98       $  133
Ratios to average net assets:#
 Expenses .......................................................................    1.45%        1.40%        1.38%
 Net investment income ..........................................................   (0.84%)      (0.59%)      (0.43%)
 Expenses without waivers, reimbursements and earnings credits ..................    1.45%        1.40%        1.38%
 Net investment income without waivers, reimbursements and earnings credits .....   (0.84%)      (0.59%)      (0.43%)
Portfolio turnover rate .........................................................      41%          92%          74%

                                                                                          Small Cap Equity Fund
                                                                                  --------------------------------------
                                                                                                 Class A
                                                                                  --------------------------------------
                                                                                                              12/20/94*
                                                                                                              Through
                                                                                    10/31/97     10/31/96     10/31/95
                                                                                    --------     --------     ---------
Per share operating performance
Net asset value, beginning of period ............................................    $19.19       $15.07       $10.00
                                                                                     ------       ------       -------
 Income from investment operations:
 Net investment income ..........................................................     (0.05)        0.01         0.06
  Net gains or losses in securities (both realized and unrealized) ..............      4.72         4.32         5.06
                                                                                     ------       ------       ------
  Total from investment operations ..............................................      4.67         4.33         5.12
                                                                                     ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ...........................................        --         0.03         0.04
 Distributions from capital gains ...............................................      0.29         0.18         0.01
                                                                                     ------       ------       ------
  Total dividends and distributions .............................................      0.29         0.21         0.05
                                                                                     ------       ------       ------
Net asset value, end of period ..................................................    $23.57       $19.19       $15.07
                                                                                     ======       ======       ======
Total return (1)                                                                      24.61%       29.06%       51.25%
Ratios/supplemental data:
 Net assets, end of period (in millions) ........................................    $  174       $   145      $   44
Ratios to average net assets:#
 Expenses .......................................................................      1.45%        1.50%        1.51%
 Net investment income ..........................................................     (0.23%)       0.03%        0.52%
 Expenses without waivers, reimbursements and earnings credits ..................      1.45%        1.52%        2.67%
 Net investment income without waivers, reimbursements and earnings credits .....     (0.23%)       0.01%       (0.64%)
Portfolio turnover rate .........................................................        55%          78%          75%
-----------------------------------------------------------------------------------------------------------------------
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                        Small Cap Equity Fund
                                                   --------------------------------------------------------------
                                                                         Class B
                                                   --------------------------------------------------------------
                                                    11/1/99                      Year Ended
                                                    Through   ---------------------------------------------------
                                                    4/30/00     10/31/99     10/31/98     10/31/97     10/31/96
                                                    -------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............  $22.06       $19.91       $23.19       $19.00       $15.01
                                                    ------       ------       ------       ------       ------
 Income from investment operations:
 Net investment income ...........................   (0.19)@      (0.28)@      (0.31)       (0.27)       (0.08)
  Net gain or losses in securities
   (both realized and unrealized) ................    6.29         2.60        (2.33)        4.75         4.25
                                                    ------       ------       ------       ------       ------
  Total from investment operations ...............    6.10         2.32        (2.64)        4.48         4.17
                                                    ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............      --           --           --           --           --
 Distributions from capital gains ................    2.65         0.17         0.64         0.29         0.18
                                                    ------       ------       ------       ------       ------
  Total dividends and distributions ..............    2.65         0.17         0.64         0.29         0.18
                                                    ------       ------       ------       ------       ------
Net asset value, end of period ...................  $25.51       $22.06       $19.91       $23.19       $19.00
                                                    ======       ======       ======       ======       ======
Total return (1)                                     29.95%       11.69%      (11.60%)      23.84%       28.04%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........  $   59       $   57       $   80       $  100       $   73
Ratios to average net assets:#
 Expenses ........................................    2.18%        2.12%        2.10%        2.16%        2.22%
 Net investment income ...........................   (1.57%)      (1.31%)      (1.15%)      (0.94%)      (0.68%)
 Expenses without waivers, reimbursements
 and earnings credits ............................    2.18%        2.12%        2.10%        2.16%        2.25%
 Net investment income without waivers,
 reimbursements and earnings credits .............   (1.57%)      (1.31%)      (1.15%)      (0.94%)      (0.71)%
Portfolio turnover rate ..........................      41%          92%          74%          55%          78%

                                                                              Small Cap Equity Fund
                                                    ----------------------------------------------------------------------------
                                                                                       Class I
                                                    ----------------------------------------------------------------------------
                                                      3/28/95**   11/1/99                 Year Ended                  5/7/96*
                                                       Through    Through    --------------------------------------   Through
                                                      10/31/95    4/30/00     10/31/99     10/31/98      10/31/97     10/31/96
                                                      ---------   -------     --------     --------      --------     --------
Per share operating performance
Net asset value, beginning of period .............     $11.39      $23.10       $20.59       $23.71       $19.22       $18.44
                                                       ------      ------       ------       ------       ------       ------
 Income from investment operations:
 Net investment income ...........................      (0.02)      (0.03)@      (0.02)@      (0.02)        0.03         0.02
  Net gain or losses in securities
   (both realized and unrealized) ................       3.67        6.62         2.70        (2.46)        4.75         0.76
                                                       ------      ------       ------       ------       ------       ------
  Total from investment operations ...............       3.65        6.59         2.68        (2.48)        4.78         0.78
                                                       ------      ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ............       0.03          --           --           --            --           --
 Distributions from capital gains ................         --        2.65         0.17         0.64         0.29            --
                                                       ------      ------       ------       ------       ------       ------
  Total dividends and distributions ..............       0.03        2.65         0.17         0.64         0.29            --
                                                       ------      ------       ------       ------       ------       ------
Net asset value, end of period ...................     $15.01      $27.04       $23.10       $20.59       $23.71       $19.22
                                                       ======      ======       ======       ======       ======       ======
Total return (1)                                        32.09%      30.78%       13.06%      (10.64%)      25.15%        4.23%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   22      $  366       $  269       $  254       $  307       $   52
Ratios to average net assets:#
 Expenses ........................................       2.24%       0.88%        0.88%        1.04%        1.10%        1.10%
 Net investment income ...........................      (0.25%)     (0.24%)      (0.07%)      (0.09%)       0.13%        0.27%
 Expenses without waivers, reimbursements
 and earnings credits ............................       3.23%       1.13%        1.13%        1.13%        1.14%        1.27%
 Net investment income without waivers,
 reimbursements and earnings credits .............      (1.24%)     (0.49%)      (0.32%)      (0.18%)       0.09%        0.10%
Portfolio turnover rate ..........................         75%         41%          92%          74%          55%          78%
------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                            Balanced Fund
                                                                                --------------------------------------
                                                                                               Class A
                                                                                --------------------------------------
                                                                                 11/1/99           Year Ended
                                                                                 Through    ------------------------
                                                                                 4/30/00     10/31/99     10/31/98
                                                                                 -------     --------     --------
Per share operating performance
Net asset value, beginning of period ..........................................  $16.24       $15.44       $15.41
                                                                                 ------       ------       ------
 Income from investment operations:
  Net investment income .......................................................    0.16         0.35         0.38
  Net gains or losses in securities
  (both realized and unrealized) ..............................................    0.61         1.42         1.02
                                                                                 ------       ------       ------
  Total from investment operations ............................................    0.77         1.77         1.40
                                                                                 ------       ------       ------
Distributions to shareholders from:
  Dividends from net investment income ........................................    0.16         0.35         0.39
  Distributions from capital gains ............................................    1.28         0.62         0.98
                                                                                 ------       ------       ------
  Total dividends and distributions ...........................................    1.44         0.97         1.37
                                                                                 ------       ------       ------
Net asset value, end of period ................................................  $15.57       $16.24       $15.44
                                                                                 ======       ======       ======
Total return (1) ..............................................................    4.98%       11.71%        9.60%
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................  $  109       $  112       $   95
Ratios to average net assets:#
 Expenses .....................................................................    1.29%        1.25%        1.25%
 Net investment income ........................................................    2.01%        2.27%        2.51%
 Expenses without waivers, reimbursements and earnings credits ................    1.51%        1.44%        1.44%
 Net investment income without waivers, reimbursements and earnings credits ...    1.79%        2.08%        2.32%
Portfolio turnover rate .......................................................      92%          86%          94%

                                                                                            Balanced Fund
                                                                                 ------------------------------------
                                                                                               Class A
                                                                                 ------------------------------------
                                                                                   10/31/97     10/31/96     10/31/95
                                                                                   --------     --------     --------
Per share operating performance
Net asset value, beginning of period ..........................................     $13.83       $12.45       $11.09
                                                                                    ------       ------       ------
 Income from investment operations:
  Net investment income .......................................................       0.39         0.35         0.38
  Net gains or losses in securities
  (both realized and unrealized) ..............................................       2.39         1.69         1.52
                                                                                    ------       ------       ------
  Total from investment operations ............................................       2.78         2.04         1.90
                                                                                    ------       ------       ------
Distributions to shareholders from:
  Dividends from net investment income ........................................       0.39         0.34         0.41
  Distributions from capital gains ............................................       0.81         0.32         0.13
                                                                                    ------       ------       ------
  Total dividends and distributions ...........................................       1.20         0.66         0.54
                                                                                    ------       ------       ------
Net asset value, end of period ................................................     $15.41       $13.83       $12.45
                                                                                    ======       ======       ======
Total return (1) ..............................................................      21.48%       16.89%       17.70%
Ratios/supplemental data:
 Net assets, end of period (in millions) ......................................     $   93       $   55       $   34
Ratios to average net assets:#
 Expenses .....................................................................       1.25%        1.25%        1.06%
 Net investment income ........................................................       2.91%        2.97%        3.48%
 Expenses without waivers, reimbursements and earnings credits ................       1.52%        1.78%        2.20%
 Net investment income without waivers, reimbursements and earnings credits ...       2.64%        2.44%        2.34%
Portfolio turnover rate .......................................................        136%         149%          68%
---------------------------------------------------------------------------------------------------------------------
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                      Balanced Fund
                                                   -------------------------------------------------
                                                                         Class B
                                                   -------------------------------------------------
                                                    11/1/99            Year Ended
                                                    Through     ------------------------------------
                                                    4/30/00     10/31/99     10/31/98     10/31/97
                                                    -------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .............    $15.94     $15.19       $15.21       $13.70
                                                      ------     ------       ------       ------
 Income from investment operations:
  Net investment income ..........................      0.10       0.25         0.28         0.32
  Net gains or losses in securities
  (both realized and unrealized) .................      0.60       1.37         1.00         2.33
                                                      ------     ------       ------       ------
  Total from investment operations ...............      0.70       1.62         1.28         2.65
                                                      ------     ------       ------       ------
Distributions to shareholders from:
  Dividends from net investment income ...........      0.10       0.25         0.32         0.33
  Distributions from capital gains ...............      1.28       0.62         0.98         0.81
                                                      ------     ------       ------       ------
  Total dividends and distributions ..............      1.38       0.87         1.30         1.14
                                                      ------     ------       ------       ------
Net asset value, end of period ...................    $15.26     $15.94       $15.19       $15.21
                                                      ======     ======       ======       ======
Total return (1) .................................      4.63%     10.88%        8.89%       20.55%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........    $   28     $   31       $   23       $   15
Ratios to average net assets:#
 Expenses ........................................      1.84%      1.93%        1.93%        2.04%
 Net investment income ...........................      1.46%      1.56%        1.81%        2.26%
 Expenses without waivers, reimbursements and
 earnings credits ................................      1.84%      1.93%        1.93%        2.06%
 Net investment income without waivers,
 reimbursements and earnings credits .............      1.46%      1.56%        1.81%        2.24%
Portfolio turnover rate ..........................        92%        86%          94%         136%

                                                                      Balanced Fund
                                                     ---------------------------------------------------
                                                                         Class C
                                                     ---------------------------------------------------
                                                                                11/1/99       11/20/98**
                                                                                Through       Through
                                                      10/31/96     10/31/95     04/30/00      10/31/99
                                                      --------     --------     --------      --------
Per share operating performance
Net asset value, beginning of period .............     $12.36       $11.03       $15.89        $ 15.59
                                                       ------       ------       ------        -------
 Income from investment operations:
  Net investment income ..........................       0.28         0.31         0.11           0.24
  Net gains or losses in securities
  (both realized and unrealized) .................       1.66         1.50         0.58           0.97
                                                       ------       ------       ------        -------
  Total from investment operations ...............       1.94         1.81         0.69           1.21
                                                       ------       ------       ------        -------
Distributions to shareholders from:
  Dividends from net investment income ...........       0.28         0.13         0.10           0.29
  Distributions from capital gains ...............       0.32         0.35         1.28           0.62
                                                       ------       ------       ------        -------
  Total dividends and distributions ..............       0.60         0.48         1.38           0.91
                                                       ------       ------       ------        -------
Net asset value, end of period ...................     $13.70       $12.36       $15.20        $ 15.89
                                                       ======       ======       ======        =======
Total return (1) .................................      16.10%       16.93%        4.62%          7.95%
Ratios/supplemental data:
 Net assets, end of period (in millions) .........     $   10       $    6       $    2        $     1
Ratios to average net assets:#
 Expenses ........................................       2.00%        1.82%        1.83%          2.06%
 Net investment income ...........................       2.21%        2.68%        1.47%          1.67%
 Expenses without waivers, reimbursements and
 earnings credits ................................       2.29%        2.72%        1.83%          2.06%
 Net investment income without waivers,
 reimbursements and earnings credits .............       1.92%        1.78%        1.47%          1.67%
Portfolio turnover rate ..........................        149%          68%          92%            86%
-------------------------------------------------------------------------------------------------------
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


   Shares     Issuer                                        Value
-----------------------------------------------------------------
     Long-Term Investments -- 97.4%
-----------------------------------------------------------------
              Common Stock -- 96.4%
              ---------------------
              Aerospace -- 0.6%
      387     Boeing Co.                                 $ 15,359
              Automotive -- 3.0%
      830     Ford Motor Co.                               45,391
      282     General Motors Corp.                         26,430
                                                         --------
                                                           71,821
              Banking -- 5.2%
      240     Bank of America Corp.                        11,775
    1,035     Bank of New York Co., Inc.                   42,500
      420     Firstar Corp.                                10,444
    1,410     Wells Fargo Co.                              57,898
                                                         --------
                                                          122,617
              Broadcasting/Cable -- 2.5%
      675     CBS Corp. *                                  39,656
      462     Comcast Corp., Class A *                     18,493
                                                         --------
                                                           58,149
              Chemicals -- 2.3%
      115     Dow Chemical Co.                             13,029
      859     E.I. DuPont de Nemours Co.                   40,763
                                                         --------
                                                           53,792
                            Computer Software -- 0.4%
      179     Computer Associates International, Inc.       9,990
              Computers/Computer Hardware -- 1.1%
      100     Hewlett-Packard Co.                          13,500
      106     International Business Machines Corp.        11,832
                                                         --------
                                                           25,332
                            Consumer Products -- 0.4%
      428     Philip Morris Companies, Inc.                 9,369
              Diversified -- 1.9%
      198     General Electric Co.                         31,135
      290     Tyco International LTD (Bermuda)             13,322
                                                         --------
                                                           44,457
              Electronics/Electrical Equipment -- 1.7%
      355     Teradyne, Inc.*                              39,050
              Financial Services -- 16.5%
      419     American Express Co.                         62,861
    1,981     Citigroup, Inc.                             117,770
      446     Fannie Mae                                   26,905
      286     Freddie Mac                                  13,138
      288     J.P. Morgan & Co.                            36,972
      520     Merrill Lynch & Co., Inc.                    53,008
    1,071     Morgan Stanley Dean Witter & Co.             82,199
                                                         --------
                                                          392,853
              Food/Beverage Products -- 1.3%
      250     Anheuser-Busch Companies, Inc.               17,641
      339     Sysco Corp.                                  12,755
                                                         --------
                                                           30,396
              Insurance -- 5.6%
      976     American International Group, Inc.          107,022
      264     Marsh & McLennan Companies                   25,991
                                                         --------
                                                          133,013

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


   Shares    Issuer                                                   Value
---------------------------------------------------------------------------
    Long-Term Investments -- Continued
---------------------------------------------------------------------------
             Machinery & Engineering Equipment -- 0.8%
      375    Dover Corp.                                           $ 19,055
             Manufacturing -- 0.8%
      353    Honeywell International, Inc.                           19,768
             Metals/Mining -- 0.6%
      210    Alcoa, Inc.                                             13,598
             Multi-Media -- 3.3%
    1,013    The Walt Disney Co.                                     43,875
      146    Time Warner, Inc.                                       13,131
      400    Viacom, Inc., Class B *                                 21,750
                                                                   --------
                                                                     78,756
             Oil & Gas -- 11.3%
      213    BP Amoco PLC, ADR (United Kingdom)                      10,873
      603    Chevron Corp.                                           51,320
    1,283    Exxon Mobil Corp.                                       99,701
      450    Halliburton Co.                                         19,884
    1,077    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                           61,816
      303    Schlumberger LTD                                        23,198
                                                                   --------
                                                                    266,792
             Paper/Forest Products -- 2.0%
      470    International Paper Co.                                 17,288
      308    Weyerhaeuser Co.                                        16,459
      335    Willamette Industries                                   12,793
                                                                   --------
                                                                     46,540
             Pharmaceuticals -- 5.5%
      836    Abbott Laboratories                                     32,133
      564    American Home Products Corp.                            31,690
      333    Pfizer, Inc.                                            14,028
    1,065    Pharmacia Corp.                                         53,184
                                                                   --------
                                                                    131,035
             Printing & Publishing -- 1.1%
      613    New York Times Co., Class A                             25,231
             Restaurants/Food Services -- 1.1%
      703    McDonald's Corp.                                        26,806
             Retailing -- 1.7%
      231    Costco Wholesale Corp. *                                12,488
      434    Target Corp.                                            28,889
                                                                   --------
                                                                     41,377
             Semi-Conductors -- 7.1%
      280    Altera Corp. *                                          28,630
      175    Intel Corp.                                             22,192
      600    KLA-Tencor Corp. *                                      44,925
      439    Texas Instruments, Inc.                                 71,421
                                                                   --------
                                                                    167,168

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Shares      Issuer                                            Value
-------------------------------------------------------------------
   Long-Term Investments -- Continued
-------------------------------------------------------------------
            Telecommunications -- 11.5%
   719      AT&T Corp.                                   $   33,574
   424      Bell Atlantic Corp.                              25,122
 1,109      BellSouth Corp.                                  53,995
   330      Global Crossing LTD *                            10,395
   711      GTE Corp.                                        48,170
 1,007      MCI WorldCom, Inc. *                             45,733
   627      SBC Communications, Inc.                         27,470
   441      Sprint Corp. (FON Group)                         27,103
                                                         ----------
                                                            271,562
            Telecommunications Equipment -- 4.3%
   466      Motorola, Inc.                                   55,483
   400      Nortel Networks Corp., (Canada)                  45,300
                                                         ----------
                                                            100,783
            Utilities -- 2.8%
   400      DQE, Inc.                                        15,300
   284      Duke Energy Corp.                                16,330
   491      Enron Corp.                                      34,217
                                                         ----------
                                                             65,847
            -------------------------------------------------------
            Total Common Stock                            2,280,516
            (Cost $1,793,610)
            -------------------------------------------------------
            Convertible Preferred Stock -- 1.0%
            -----------------------------------
            Broadcasting/Cable -- 0.2%
    80      UnitedGlobalCom, Inc., 7.00%, 12/31/49, #         5,540
            Telecommunications -- 0.8%
   250      Qwest Trends Trust, 5.75%, 11/17/03, #           17,250
            -------------------------------------------------------
            Total Convertible Preferred Stock                22,790
            (Cost $14,438)
-------------------------------------------------------------------
            Total Long-Term Investments                   2,303,306
            (Cost $1,808,048)
-------------------------------------------------------------------
   Short-Term Investment -- 2.6%
-------------------------------------------------------------------

Principal
   Amount
            Repurchase Agreement -- 2.6%
            ----------------------------
   $61,783  Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
              (Dated 4/28/00, Proceeds $61,813, Secured by GNMA
              and FHLMC, $62,821, 7.50%, due 07/16/24 through
              04/15/29; Market Value $63,020)                           61,783
            (Cost $61,783)
------------------------------------------------------------------------------
            Total Investments -- 100.0%                             $2,365,089
            (Cost $1,869,831)
------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


   Shares     Issuer                                               Value
------------------------------------------------------------------------
    Long-Term Investments -- 93.6%
------------------------------------------------------------------------
              Common Stock -- 93.6%
              ---------------------
              Advertising -- 1.6%
      350     True North Communications                          $14,416
              Apparel -- 1.2%
      350     Jones Apparel Group, Inc. *                         10,391
              Automotive -- 0.8%
      460     Tower Automotive, Inc. *                             7,188
              Banking -- 3.2%
      300     Cullen/Frost Bankers, Inc.                           7,406
      250     SouthTrust Corp.                                     5,969
      211     TCF Financial Corp.                                  4,924
      250     Zions Bancorp.                                      10,375
                                                                 -------
                                                                  28,674
              Biotechnology -- 1.3%
      250     Chiron Corp. *                                      11,313
              Broadcasting/Cable -- 3.1%
      225     AT&T Corp. -- Liberty Media Group, Class A *        11,235
      200     Comcast Corp., Class A *                             8,013
      364     USA Networks, Inc. *                                 8,372
                                                                 -------
                                                                  27,620
              Business Services -- 5.0%
      400     ACNielsen Corp. *                                    9,225
      250     Affiliated Computer Services, Inc., Class A *        8,281
      325     American Management Systems, Inc. *                 12,026
      350     Concord EFS, Inc. *                                  7,831
      209     Manpower Inc.                                        7,389
                                                                 -------
                                                                  44,752
              Chemicals -- 2.2%
      275     Cytec Industries, Inc.*                              8,284
      520     Wellman, Inc.                                       11,120
                                                                 -------
                                                                  19,404
              Computer Software -- 6.9%
       53     Allaire Corp. *                                      2,905
      175     Computer Associates International, Inc.              9,767
      100     Electronic Arts, Inc. *                              6,050
      900     Informix Corp. *                                     9,899
      175     Rational Software Corp. *                           14,897
      200     Symantec Corp. *                                    12,487
      140     Synopsys, Inc. *                                     5,880
                                                                 -------
                                                                  61,885
              Computers/Computer Hardware -- 1.0%
      175     Electronics For Imaging, Inc. *                      9,144
              Electronics/Electrical Equipment -- 8.3%
      232     Amphenol Corp., Class A *                           14,796
      210     PerkinElmer, Inc.                                   11,498
      225     Sanmina Corp. *                                     13,513
      350     Sensormatic Electronics Corp. *                      5,841
      105     Symbol Technologies, Inc.                            5,854
      275     Vishay Intertechnology, Inc. *                      23,065
                                                                 -------
                                                                  74,567

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


Shares       Issuer                                               Value
-----------------------------------------------------------------------
      Long-Term Investments -- Continued
-----------------------------------------------------------------------
             Entertainment/Leisure -- 2.0%
      350    Harrah's Entertainment, Inc. *                      $7,197
      850    Park Place Entertainment Corp. *                    10,891
                                                                 ------
                                                                 18,088
             Financial Services -- 3.2%
      245    A.G. Edwards, Inc.                                   9,218
      285    Knight/Trimark Group, Inc., Class A *               10,741
      100    Lehman Brothers Holdings, Inc.                       8,206
                                                                 ------
                                                                 28,165
             Health Care/Health Care Services -- 2.5%
      950    Health Management Associates, Inc., Class A *       15,141
       97    Stryker Corp.                                        6,972
                                                                 ------
                                                                 22,113
             Insurance -- 4.2%
      300    AXA Financial, Inc.                                  9,788
      240    Radian Group, Inc.                                  12,225
      350    Reliastar Financial Corp.                           15,071
                                                                 ------
                                                                 37,084
             Internet Services/Software -- 0.7%
      130    Lycos, Inc. *                                        6,045
             Machinery & Engineering Equipment -- 2.2%
      225    Dover Corp.                                         11,433
      140    Zebra Technologies Corp., Class A *                  7,980
                                                                 ------
                                                                 19,413
             Manufacturing -- 1.4%
      316    Pentair, Inc.                                       12,087
             Metals/Mining -- 0.7%
      670    Freeport-McMoRan Copper & Gold, Inc., Class B *      6,449
             Oil & Gas -- 10.1%
      381    Anadarko Petroleum Corp.                            16,550
      120    BJ Services Co. *                                    8,430
      350    Cooper Cameron Corp. *                              26,249
      500    Global Marine, Inc. *                               12,000
      400    Tosco Corp.                                         12,825
      800    Union Pacific Resources Group                       15,350
                                                                 ------
                                                                 91,404
             Paper/Forest Products -- 1.5%
       85    Temple-Inland, Inc.                                  4,261
      250    Willamette Industries                                9,547
                                                                 ------
                                                                 13,808
             Pharmaceuticals -- 5.9%
      301    Biovail Corp. International (Canada) *              14,340
      210    Forest Laboratories Inc., Class A *                 17,653
      275    King Pharmaceuticals, Inc. *                        13,578
       45    MedImmune, Inc. *                                    7,197
                                                                 ------
                                                                 52,768
             Pipelines -- 2.2%
      154    Columbia Energy Group                                9,664
      235    El Paso Energy Corp.                                 9,987
                                                                 ------
                                                                 19,651
             Real Estate Investment Trust -- 0.6%
      250    Beacon Capital Partners, Inc. #                      5,125
       11    Beacon Capital Partners, Inc., Voting Trust #-           0
       45    Cypress Voting Trust #-                                  0
                                                                 ------
                                                                  5,125

                      See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


Shares     Issuer                                           Value
-----------------------------------------------------------------
    Long-Term Investments -- Continued
-----------------------------------------------------------------
           Restaurants/Food Services -- 1.5%
  425      Brinker International, Inc. *                 $ 13,547
           Retailing -- 2.9%
  450      BJ's Wholesale Club, Inc. *                     15,947
  375      Ethan Allen Interiors, Inc.                     10,008
                                                          -------
                                                           25,955
           Semi-Conductors -- 9.8%
  200      Altera Corp. *                                  20,449
  225      ASM Lithography Holding NV (Netherlands) *       9,000
  375      Atmel Corp. *                                   18,351
  100      KLA-Tencor Corp. *                               7,488
  300      Microchip Technology, Inc. *                    18,618
  200      Vitesse Semiconductor Corp. *                   13,613
                                                          -------
                                                           87,519
           Shipping/Transportation -- 0.9%
  153      C.H. Robinson Worldwide, Inc.                    7,625
           Telecommunications -- 1.9%
   90      Nextlink Communications, Class A *               7,588
  150      U.S. Cellular Corp. *                            9,010
                                                          -------
                                                           16,598
           Telecommunications Equipment -- 1.3%
  130      Comverse Technology, Inc. *                     11,594
           Utilities -- 3.5%
  275      AGL Resources, Inc.                              4,812
  301      Alliant Energy Corp.                             9,039
  200      American Water Works, Inc.                       4,538
  200      Energy East Corp.                                4,175
  350      Scana Corp.                                      9,056
                                                          -------
                                                           31,620
-----------------------------------------------------------------
           Total Long-Term Investments                    836,012
           (Cost $660,577)
-----------------------------------------------------------------
    Short-Term Investment -- 6.4%
-----------------------------------------------------------------

Principal
   Amount
                Repurchase Agreement -- 6.4%
                ----------------------------
   $57,424      Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                  (Dated 04/28/00, Proceeds $57,452, Secured by FHLMC
                  and GNMA, $60,988, 6.00% through 11.88%, due
                  05/15/15 through 05/15/29; Market Value $58,575)         57,424
                (Cost $57,424)
---------------------------------------------------------------------------------
                Total Investments -- 100.0%                              $893,436
                (Cost $718,001)
---------------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
#     -- Security may only be sold to qualified institutional buyers.
~     -- Security fair valued by, or at the direction of, the Board of Trustees.
ADR   -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA  -- Federal National Mortgage Association.
GNMA  -- Government National Mortgage Association.

                       See notes to financial statements.

--------------------------------------------------------------------------------

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Assets and Liabilities April 30, 2000 (unaudited)
--------------------------------------------------------------------------------


(Amounts in Thousands)

                                                       Growth and     Capital
                                                         Income       Growth
                                                       Portfolio     Portfolio
----------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) ......... $2,365,089    $893,436
    Other assets .....................................         12           4
    Receivables:
     Interest and dividends ..........................      2,326         406
----------------------------------------------------------------------------------
       Total Assets ..................................  2,367,427     893,846
----------------------------------------------------------------------------------
   LIABILITIES:
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................        783         285
     Administration fees .............................         98          36
     Custodian fees ..................................         65          29
     Other ...........................................        238         210
----------------------------------------------------------------------------------
       Total Liabilities .............................      1,184         560
----------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS .............................. $2,366,243    $893,286
----------------------------------------------------------------------------------
    Cost of investments .............................. $1,869,831    $718,001
----------------------------------------------------------------------------------






                       See notes to financial statements.

--------------------------------------------------------------------------------

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Operations For the six months ended April 30, 2000 (unaudited)
--------------------------------------------------------------------------------


(Amounts in Thousands)

                                                              Growth and       Capital
                                                                Income         Growth
                                                               Portfolio      Portfolio
-------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ...............................................  $ 15,995       $  3,142
    Interest ...............................................     1,665          1,108
    Foreign taxes withheld .................................        (5)            --
-------------------------------------------------------------------------------------------
       Total investment income .............................    17,655          4,250
-------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ...............................     4,963          1,819
    Administration fees ....................................       620            227
    Custodian fees .........................................       112             54
    Professional fees ......................................        38             29
    Trustees' fees .........................................        26              9
    Other ..................................................        62             13
-------------------------------------------------------------------------------------------
       Total expenses ......................................     5,821          2,151
-------------------------------------------------------------------------------------------
    Less earnings credits (Note 2B) ........................        40             14
-------------------------------------------------------------------------------------------
      Net expenses .........................................     5,781          2,137
-------------------------------------------------------------------------------------------
        Net investment income ..............................    11,874          2,113
-------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments .......................   221,284        166,490
    Change in net unrealized appreciation/depreciation
    of investments .........................................   (47,753)        (5,394)
-------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments .........   173,531        161,096
-------------------------------------------------------------------------------------------
    Net increase in net assets from operations .............  $185,405       $163,209
-------------------------------------------------------------------------------------------






                       See notes to financial statements.

--------------------------------------------------------------------------------

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Changes in Net Assets For the periods indicated (unaudited)
--------------------------------------------------------------------------------


(Amounts in Thousands)

                                            Growth and Income                Capital Growth
                                                Portfolio                      Portfolio
--------------------------------------------------------------------------- -----------------------
                                           11/01/99         Year         11/01/99         Year
                                           Through         Ended          Through        Ended
                                           4/30/00        10/31/99        4/30/00       10/31/99
---------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
    Net investment income ..............  $   11,874     $   34,082    $  2,113     $     3,754
    Net realized gain on investments         221,284        426,148     166,490         185,113
    Change in net unrealized
    appreciation (depreciation) of
    investments ........................     (47,753)       (86,911)     (5,394)        (28,226)
---------------------------------------------------------------------------------------------------
       Increase in net assets from
       operations ......................     185,405        373,319     163,209         160,641
---------------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS:
    Contributions ......................      78,560        480,886     235,870         877,944
    Withdrawals ........................    (521,476)      (982,596)   (447,089)     (1,288,947)
---------------------------------------------------------------------------------------------------
      Net decrease from transactions
      in investors' beneficial
      interests ........................    (442,916)      (501,710)   (211,219)       (411,003)
---------------------------------------------------------------------------------------------------
      Total decrease in net assets .....    (257,511)      (128,391)    (48,010)       (250,362)
   NET ASSETS:
    Beginning of period ................   2,623,754      2,752,145     941,296       1,191,658
---------------------------------------------------------------------------------------------------
    End of period ......................  $2,366,243     $2,623,754    $893,286     $   941,296
---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

       GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
       Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   Index futures contracts are used to control the asset mix of the Portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index

PORTFOLIOS
Notes to Financial Statements (unaudited) (continued)


   futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Portfolios to risk of loss up to the nominal value of the contract. Use of short futures contracts subject the Portfolios to unlimited losses.

   The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. As of April 30, 2000, the Portfolios had no outstanding futures contracts.

   D. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   E. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   F. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.


2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of each Portfolio's average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

PORTFOLIOS
Notes to Financial Statements (unaudited) (continued)

   B. Custodian fees -- Chase, as Custodian, provides safekeeping services for the Portfolios' securities. Compensation for such services is presented in the Statement of Operations as custodian fees. In addition, custodian fees are subject to reduction by credits earned by each Portfolio, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Portfolios could have invested the cash balances utilized in connection with the earnings credits arrangements in income producing assets if they had not entered into such arrangements.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.


3. Investment Transactions

For the six months ended April 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


                                                       GIP         CGP
-----------------------------------------------------------------------------
   Purchases (excluding U.S. Government)...........  $568,020    $350,972
   Sales (excluding U.S. Government) ..............   936,247     573,180
   Purchases of U.S. Government ...................        --          --
   Sales of U.S. Government .......................        --         586

The portfolio turnover rates of GIP and CGP for the six months ended April 30, 2000, were 23% and 40% respectively.


4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2000, are as follows (in thousands):


                                                GIP         CGP
-----------------------------------------------------------------------------
   Aggregate cost .........................  $1,869,831     $718,001
                                             ----------     --------
   Gross unrealized appreciation...........  $  572,438     $217,623
   Gross unrealized depreciation...........     (77,180)     (42,188)
                                             ----------     --------
   Net unrealized appreciation ............  $  495,258     $175,435
                                             ==========     ========

5. Retirement Plan

The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows (in thousands):

PORTFOLIOS
Notes to Financial Statements (unaudited) (continued)


                                                                   Accrued
                                                       Pension     Pension
                                                       Expenses   Liability
-------------------------------------------------------------------------------
    GIP............................................      $10        $112
    CGP............................................        4          52

6. Bank Borrowings

The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolios also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at April 30, 2000, nor at any point during the six months then ended.


7. Concentrations

At April 30, 2000, CGP invested 28.1% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

--------------------------------------------------------------------------------

CORE EQUITY PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
Amounts in Thousands)


   Shares     Issuer                                            Value
---------------------------------------------------------------------
        Long-Term Investments -- 95.7%
---------------------------------------------------------------------
              Common Stock -- 95.7%
              ---------------------
              Advertising -- 0.6%
       15     Omnicom Group                                   $ 1,370
              Airlines -- 1.2%
      137     Southwest Airlines, Inc.                          2,960
              Automotive -- 1.2%
       32     Ford Motor Co.                                    1,724
       13     General Motors Corp.                              1,196
                                                              -------
                                                                2,920
              Banking -- 1.5%
       32     Bank of America Corp.                             1,548
       53     Bank of New York Co., Inc.                        2,182
                                                              -------
                                                                3,730
              Biotechnology -- 0.9%
       39     Amgen, Inc. *                                     2,201
              Broadcasting/Cable -- 1.0%
       49     AT&T Corp. -- Liberty Media Group, Class A *      2,437
                            Computer Networks -- 3.6%
      126     Cisco Systems, Inc. *                             8,763
                            Computer Software -- 5.0%
      102     Microsoft Corp. *                                 7,148
       45     Oracle Corp. *                                    3,593
       25     Symantec Corp. *                                  1,545
                                                              -------
                                                               12,286
              Computers/Computer Hardware -- 8.5%
       65     Dell Computer Corp. *                             3,274
       42     EMC Corp. *                                       5,892
       20     Hewlett-Packard Co.                               2,761
       44     International Business Machines Corp.             4,925
       11     Lexmark International Group Inc., Class A *       1,298
       30     Sun Microsystems, Inc. *                          2,726
                                                              -------
                                                               20,876
                            Consumer Products -- 1.8%
       52     Colgate-Palmolive Co.                             2,955
       24     Procter & Gamble Co.                              1,450
                                                              -------
                                                                4,405
              Diversified -- 5.5%
       71     General Electric Co.                             11,086
       53     Tyco International LTD (Bermuda)                  2,437
                                                              -------
                                                               13,523
              Electronics/Electrical Equipment -- 2.7%
       22     Molex Inc.                                        1,187
       29     Sanmina Corp. *                                   1,766
       76     Solectron Corp. *                                 3,555
                                                              -------
                                                                6,508
              Financial Services -- 7.7%
       29     American Express Co.                              4,397
       62     Charles Schwab Corp.                              2,770
       92     Citigroup, Inc.                                   5,465
       29     Merrill Lynch & Co., Inc.                         2,956
       41     Morgan Stanley Dean Witter & Co.                  3,170
                                                              -------
                                                               18,758

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


   Shares    Issuer                                                  Value
--------------------------------------------------------------------------
    Long-Term Investments -- Continued
--------------------------------------------------------------------------
             Food/Beverage Products -- 2.5%
       29    Anheuser-Busch Companies, Inc.                        $ 2,076
       47    Coca-Cola Co.                                           2,233
       49    PepsiCo, Inc.                                           1,798
                                                                   -------
                                                                     6,107
             Health Care/Health Care Services -- 2.3%
       43    Guidant Corp. *                                         2,490
       59    Medtronic, Inc.                                         3,088
                                                                   -------
                                                                     5,578
             Insurance -- 2.8%
       63    American International Group, Inc.                      6,947
             Internet Services/Software -- 1.6%
       43    America Online, Inc. *                                  2,557
       10    Yahoo Inc. *                                            1,296
                                                                   -------
                                                                     3,853
             Metals/Mining -- 0.9%
       32    Alcoa, Inc.                                             2,091
             Multi-Media -- 2.7%
       71    The Walt Disney Co.                                     3,060
       39    Time Warner, Inc.                                       3,532
                                                                   -------
                                                                     6,592
             Oil & Gas -- 5.2%
       28    BJ Services Co. *                                       1,949
       20    Chevron Corp.                                           1,681
       96    Exxon Mobil Corp.                                       7,428
       29    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                           1,647
                                                                   -------
                                                                    12,705
             Pharmaceuticals -- 5.4%
       39    Bristol-Myers Squibb Co.                                2,059
       24    Johnson & Johnson                                       2,003
       44    Merck & Co., Inc.                                       3,074
       90    Pfizer, Inc.                                            3,804
       21    Warner-Lambert Co.                                      2,367
                                                                   -------
                                                                    13,307
             Retailing -- 9.1%
       44    Best Buy Co., Inc. *                                    3,583
       46    Costco Wholesale Corp. *                                2,493
       79    Home Depot, Inc.                                        4,449
       33    Target Corp.                                            2,203
      127    Wal-Mart Stores, Inc.                                   7,054
       92    Walgreen Co.                                            2,575
                                                                   -------
                                                                    22,357
             Semi-Conductors -- 7.7%
       30    Altera Corp. *                                          3,047
       34    Applied Materials, Inc. *                               3,436
       67    Intel Corp.                                             8,532
       23    Texas Instruments, Inc.                                 3,697
                                                                   -------
                                                                    18,712

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


Shares    Issuer                                    Value
---------------------------------------------------------
  Long-Term Investments -- Continued
---------------------------------------------------------
          Telecommunications -- 6.2%
  59      AT&T Corp.                             $  2,743
  49      BellSouth Corp.                           2,388
  30      GTE Corp.                                 2,048
  56      MCI WorldCom, Inc. *                      2,555
  69      SBC Communications, Inc.                  3,005
  41      Sprint Corp. (FON Group)                  2,525
                                                 --------
                                                   15,264
          Telecommunications Equipment -- 5.1%
  35      ADC Telecommunications, Inc. *            2,144
  71      Lucent Technologies, Inc.                 4,414
  24      Motorola, Inc.                            2,852
  26      Nortel Networks Corp., (Canada)           2,973
                                                 --------
                                                   12,383
          Utilities -- 3.0%
  23      AES Corp. *                               2,042
  76      Enron Corp.                               5,289
                                                 --------
                                                    7,331
---------------------------------------------------------
          Total Long-Term Investments             233,964
          (Cost $169,023)
---------------------------------------------------------
    Short-Term Investment -- 4.3%
---------------------------------------------------------

  rincipal
    Amount
                 Repurchase Agreement -- 4.3%
                 ----------------------------
   $10,593       Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                   (Dated 04/28/00, Proceeds $10,598, Secured by GNMA,
                   $11,223, 5.50% through 8.05%, due 01/15/09 through
                   09/15/29; Market Value $10,809)                          10,593
                 (Cost $10,593)
----------------------------------------------------------------------------------
                 Total Investments -- 100.0%                              $244,557
                 (Cost $179,616)
----------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------


As of April 30, 2000 (unaudited)
Amounts in Thousands)


   Shares     Issuer                                         Value
------------------------------------------------------------------
      Long-Term Investments -- 99.2%
------------------------------------------------------------------
              Common Stock -- 99.2%
              ---------------------
              Biotechnology -- 2.9%
      226     Amgen, Inc. *                                $12,681
              Computer Networks -- 6.3%
      400     Cisco Systems, Inc. *                         27,742
              Computer Software -- 6.6%
      205     Microsoft Corp. *                             14,292
      186     Oracle Corp. *                                14,900
                                                           -------
                                                            29,192
              Computers/Computer Hardware -- 11.1%
      164     Dell Computer Corp. *                          8,200
      150     EMC Corp. *                                   20,901
       95     International Business Machines Corp.         10,629
      103     Sun Microsystems, Inc. *                       9,497
                                                           -------
                                                            49,227
              Consumer Products -- 1.9%
      114     Gillette Co.                                   4,223
       73     Procter & Gamble Co.                           4,360
                                                           -------
                                                             8,583
              Diversified -- 6.5%
      159     General Electric Co.                          25,015
       83     Tyco International LTD (Bermuda)               3,799
                                                           -------
                                                            28,814
              Electronics/Electrical Equipment -- 1.1%
       92     Molex Inc.                                     5,038
              Financial Services -- 5.0%
      224     Charles Schwab Corp.                           9,989
       56     Merrill Lynch & Co., Inc.                      5,683
       86     Morgan Stanley Dean Witter & Co.               6,635
                                                           -------
                                                            22,307
              Food/Beverage Products -- 2.2%
       94     Coca-Cola Co.                                  4,411
      141     PepsiCo, Inc.                                  5,176
                                                           -------
                                                             9,587
              Health Care/Health Care Services -- 0.4%
       35     Medtronic, Inc.                                1,823
              Multi-Media -- 4.0%
      217     The Walt Disney Co.                            9,414
       90     Time Warner, Inc.                              8,074
                                                           -------
                                                            17,488
              Pharmaceuticals -- 10.0%
       81     Bristol-Myers Squibb Co.                       4,262
       74     Eli Lilly & Co.                                5,748
       54     Johnson & Johnson                              4,461
      105     Merck & Co., Inc.                              7,271
      264     Pfizer, Inc.                                  11,100
       83     Pharmacia Corp.                                4,130
       63     Warner-Lambert Co.                             7,196
                                                           -------
                                                            44,168
              Restaurants/Food Services -- 1.5%
      191     Tricon Global Restaurants, Inc. *              6,516

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)
(Amounts in Thousands)


Shares       Issuer                                       Value
---------------------------------------------------------------
     Long-Term Investments -- Continued
---------------------------------------------------------------
             Retailing -- 10.0%
  111        Best Buy Co., Inc. *                      $  8,971
  181        Costco Wholesale Corp. *                     9,769
  178        Home Depot, Inc.                             9,972
  283        Wal-Mart Stores, Inc.                       15,672
                                                       --------
                                                         44,384
             Semi-Conductors -- 20.3%
  232        Applied Materials, Inc. *                   23,621
  211        Intel Corp.                                 26,785
  143        KLA-Tencor Corp. *                          10,703
  310        Novellus Systems, Inc. *                    20,698
   52        Texas Instruments, Inc.                      8,518
                                                       --------
                                                         90,325
             Telecommunications -- 3.5%
  185        AT&T Corp.                                   8,626
   39        Nextel Communications, Inc., Class A *       4,227
   39        Sprint Corp. (FON Group)                     2,418
                                                       --------
                                                         15,271
             Telecommunications Equipment -- 5.9%
   38        ADC Telecommunications, Inc. *               2,321
   47        JDS Uniphase Corp. *                         4,918
  148        Lucent Technologies, Inc.                    9,178
   85        Nortel Networks Corp., (Canada)              9,649
                                                       --------
                                                         26,066
---------------------------------------------------------------
             Total Long-Term Investments                439,212
             (Cost $295,035)
---------------------------------------------------------------
     Short-Term Investment -- 8.8%
---------------------------------------------------------------

 Principal
    Amount
                Repurchase Agreement -- 8.8%
                ----------------------------
   $38,850      Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                  (Dated 04/28/00, Proceeds $38,869, Secured by GNMA
                  and FNMA, $41,391, 6.00% through 9.50%, due
                  03/15/09 through 04/15/30; Market Value $39,630)         38,850
                (Cost $38,850)
---------------------------------------------------------------------------------
                Total Investments -- 108.0%                              $478,062
                (Cost $333,885)
---------------------------------------------------------------------------------

INDEX:
*    -- Non-income producing security.
FNMA -- Federal National Mortgage Association.
GNMA -- Government National Mortgage Association.

                   See notes to financial statements.

--------------------------------------------------------------------------------

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Assets and Liabilities April 30, 2000 (unaudited)
--------------------------------------------------------------------------------


(Amounts in Thousands)

                                                         Core       Equity
                                                        Equity      Growth
                                                       Portfolio   Portfolio
--------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) ......... $244,557    $478,062
    Cash .............................................        1           1
    Receivables:
     Investment securities sold ......................       --      47,493
     Interest and dividends ..........................      127         177
--------------------------------------------------------------------------------
       Total Assets ..................................  244,685     525,733
--------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities purchased .................       --      82,911
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................      138         260
     Administration fees .............................       10          18
     Custodian fees ..................................        6          14
     Other ...........................................       30           8
--------------------------------------------------------------------------------
       Total Liabilities .............................      184      83,211
--------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS .............................. $244,501    $442,522
--------------------------------------------------------------------------------
    Cost of investments .............................. $179,616    $333,885
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CORE EQUITY PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------


As of December 31, 1999
(Amounts in Thousands)


   Shares     Issuer                                            Value
---------------------------------------------------------------------
        Long-Term Investments -- 95.2%
---------------------------------------------------------------------
              Common Stock -- 95.2%
              ---------------------
              Advertising -- 0.6%
       13     Omnicom Group                                   $ 1,305
              Airlines -- 0.9%
      120     Southwest Airlines, Inc.                          1,936
              Automotive -- 1.1%
       28     Ford Motor Co.                                    1,482
       11     General Motors Corp.                                790
                                                              -------
                                                                2,272
              Banking -- 2.4%
       28     Bank of America Corp.                             1,395
       47     Bank of New York Co., Inc.                        1,865
       46     Wells Fargo Co.                                   1,861
                                                              -------
                                                                5,121
              Biotechnology -- 1.0%
       34     Amgen, Inc. *                                     2,054
              Broadcasting/Cable -- 1.6%
       43     AT&T Corp. -- Liberty Media Group, Class A *      2,435
       12     Clear Channel Communications, Inc. *              1,071
                                                              -------
                                                                3,506
              Chemicals -- 0.8%
       26     E.I. DuPont de Nemours Co.                        1,726

              Computer Networks -- 2.8%
       55     Cisco Systems, Inc. *                             5,924

              Computer Software -- 6.6%
      121     Microsoft Corp. *                                14,077
              Computers/Computer Hardware -- 6.2%
       57     Dell Computer Corp. *                             2,913
       37     EMC Corp. *                                       4,053
       18     Hewlett-Packard Co.                               2,034
       39     International Business Machines Corp.             4,172
                                                              -------
                                                               13,172
              Consumer Products -- 1.1%
       21     Procter & Gamble Co.                              2,336
              Diversified -- 5.7%
       62     General Electric Co.                              9,548
       65     Tyco International LTD (Bermuda)                  2,513
                                                              -------
                                                               12,061
              Electronics/Electrical Equipment -- 1.5%
       33     Solectron Corp. *                                 3,146

              Financial Services -- 7.1%
       26     American Express Co.                              4,289
       54     Charles Schwab Corp.                              2,090
       81     Citigroup, Inc.                                   4,475
       37     Fannie Mae                                        2,310
       15     Morgan Stanley Dean Witter & Co.                  2,113
                                                              -------
                                                               15,277

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)


As of December 31, 1999
(Amounts in Thousands)


   Shares    Issuer                                             Value
--------------------------------------------------------------------------------
        Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Food/Beverage Products -- 2.7%
  26         Anheuser-Busch Companies, Inc.                   $ 1,837
  42         Coca-Cola, Co.                                     2,421
  43         PepsiCo, Inc.                                      1,519
                                                               ------
                                                                5,777
             Health Care/Health Care Services -- 2.3%
  45         Colgate-Palmolive Co.                              2,953
  24         Guidant Corp. *                                    1,118
  23         Medtronic, Inc.                                      831
                                                               ------
                                                                4,902
             Insurance -- 4.0%
  33         American General Corp.                             2,530
  55         American International Group, Inc.                 5,995
                                                               ------
                                                                8,525
             Internet Services/Software -- 1.3%
  37         America Online, Inc. *                             2,818

             Machinery & Engineering Equipment -- 0.9%
  15         Applied Materials, Inc. *                          1,846

             Manufacturing -- 0.8%
  31         Honeywell International Inc.                       1,761

             Metals/Mining -- 1.1%
  28         Alcoa, Inc.                                        2,359

             Multi-Media -- 1.2%
  34         Time Warner, Inc.                                  2,476

             Oil & Gas -- 7.0%
  17         Chevron Corp.                                      1,494
  67         Enron Corp.                                        2,960
  84         Exxon Mobil Corp.                                  6,760
  25         Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                      1,529
  18         Texaco, Inc.                                         983
  44         Williams Companies, Inc.                           1,352
                                                               ------
                                                               15,078
             Pharmaceuticals -- 7.0%
  29         Abbot Laboratories                                 1,059
  26         American Home Products Corp.                       1,017
  34         Bristol-Myers Squibb Co.                           2,194
  20         Eli Lilly & Co.                                    1,313
  21         Johnson & Johnson                                  1,981
  39         Merck & Co., Inc.                                  2,597
  67         Pfizer, Inc.                                       2,178
  37         Schering-Plough Corp.                              1,556
  14         Warner-Lambert Co.                                 1,131
                                                               ------
                                                               15,026
             Restaurants/Food Services -- 0.7%
  35         McDonald's Corp.                                   1,410

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)


As of December 31, 1999
(Amounts in Thousands)


   Shares  Issuer                                             Value
--------------------------------------------------------------------------------
        Long-Term Investments -- Continued
--------------------------------------------------------------------------------
           Retailing -- 10.8%
   29      Bed Bath & Beyond, Inc. *                           $1,016
   39      Best Buy Co., Inc. *                                 1,951
   29      Dayton-Hudson Corp.                                  2,144
   47      Gap, Inc.                                            2,155
   69      Home Depot, Inc.                                     4,750
   58      Kroger Co. *                                         1,100
  111      Wal-Mart Stores, Inc.                                7,702
   80      Walgreen Co.                                         2,344
                                                              -------
                                                               23,162
           Semi-Conductors -- 3.8%
   26      Altera Corp. *                                       1,303
   59      Intel Corp.                                          4,846
   20      Texas Instruments, Inc.                              1,928
                                                              -------
                                                                8,077
           Telecommunications -- 6.8%
   51      AT&T Corp.                                           2,601
   43      BellSouth Corp.                                      2,020
   27      GTE Corp.                                            1,879
   49      MCI WorldCom, Inc. *                                 2,597
   60      SBC Communications, Inc.                             2,934
   36      Sprint Corp. (FON Group)                             2,413
                                                              -------
                                                               14,444
           Telecommunications Equipment -- 4.7%
   62      Lucent Technologies, Inc.                            4,651
   21      Motorola, Inc.                                       3,085
   23      Nortel Networks Corp. (Canada)                       2,318
                                                              -------
                                                               10,054
           Utilities -- 0.7%
   20      AES Corp. *                                         1,488
--------------------------------------------------------------------------------
           Total Long-Term Investments                        203,116
           (Cost $142,453)
--------------------------------------------------------------------------------
        Short-Term Investments -- 4.9%
--------------------------------------------------------------------------------

  Principal
  Amount
           Repurchase Agreement -- 4.9%
           ------------------------------
$10,464    Greenwich Capital Markets, Inc., in a joint trading
             account at 3.50%, due 01/03/00, (Dated 12/31/99,
             Proceeds $10,467, Secured by FHLMC, $10,938,
             5.75%, due 09/15/22; Market Value $10,678)         10,464
           (Cost $10,464)
--------------------------------------------------------------------------------
           Total Investments -- 100.1%                        $213,580
           (Cost $152,917)
--------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of December 31, 1999
(Amounts in Thousands)

   Shares     Issuer                                       Value
--------------------------------------------------------------------------------
        Long-Term Investments -- 95.0%
--------------------------------------------------------------------------------
              Common Stock -- 95.0%
              -----------------------------------------
              Airlines -- 0.6%
      126     Southwest Airlines, Inc.                       $ 2,045
              Biotechnology -- 5.0%
      203     Amgen, Inc. *                                   12,189
       54     Biogen, Inc. *                                   4,593
       28     Genzyme Corp. -- General Division *              1,250
                                                              ------
                                                              18,032
              Broadcasting/Cable -- 0.5%
       19     Clear Channel Communications, Inc. *             1,682

              Computer Networks -- 3.1%
      106     Cisco Systems, Inc. *                           11,347

              Computer Software -- 6.8%
       27     Citrix Systems, Inc. *                           3,312
      184     Microsoft Corp. *                               21,435
                                                              ------
                                                              24,747
              Computers/Computer Hardware -- 8.4%
      127     Dell Computer Corp. *                            6,473
      135     EMC Corp. *                                     14,730
       85     International Business Machines Corp.            9,215
                                                              ------
                                                              30,418
              Consumer Products -- 2.6%
       60     Gillette Co.                                     2,460
       66     Procter & Gamble Co.                             7,179
                                                              ------
                                                               9,639
              Diversified -- 5.6%
      113     General Electric Co.                            17,560
       74     Tyco International LTD (Bermuda)                 2,885
                                                              ------
                                                              20,445
              Electronics/Electrical Equipment -- 1.9%
       72     Solectron Corp. *                                6,809

              Financial Services -- 5.3%
       22     American Express Co.                             3,583
      155     Charles Schwab Corp.                             5,939
       50     Merrill Lynch & Co., Inc.                        4,179
       39     Morgan Stanley Dean Witter & Co.                 5,528
                                                              ------
                                                              19,229
              Food/Beverage Products -- 2.4%
       16     Anheuser-Busch Companies, Inc.                   1,155
       84     Coca-Cola, Co.                                   4,894
       76     PepsiCo, Inc.                                    2,689
                                                              ------
                                                               8,738
              Health Care/Health Care Services -- 0.7%
       27     Guidant Corp. *                                  1,256
       32     Medtronic, Inc.                                  1,148
                                                              ------
                                                               2,404
              Insurance -- 0.9%
       32     American International Group, Inc.               3,444

              Internet Services/Software -- 3.1%
      151     America Online, Inc. *                          11,402

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of December 31, 1999
(Amounts in Thousands)


   Shares    Issuer                                            Value
--------------------------------------------------------------------------------
    Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Machinery & Engineering Equipment -- 3.6%
      104    Applied Materials, Inc. *                       $13,176
             Multi-Media -- 1.6%
       80    Time Warner, Inc.                                 5,829
             Pharmaceuticals -- 9.5%
       53    Abbot Laboratories                                1,941
       63    American Home Products Corp.                      2,489
       73    Bristol-Myers Squibb Co.                          4,671
       51    Eli Lilly & Co.                                   3,375
       48    Johnson & Johnson                                 4,514
       94    Merck & Co., Inc.                                 6,286
      141    Pfizer, Inc.                                      4,570
       75    Schering-Plough Corp.                             3,164
       44    Warner-Lambert Co.                                3,624
                                                             -------
                                                              34,634
             Restaurants/Food Services -- 0.4%
       32    McDonald's Corp.                                  1,293
             Retailing -- 9.5%
       73    Bed Bath & Beyond, Inc. *                         2,548
       46    Best Buy Co., Inc. *                              2,316
      148    Gap, Inc.                                         6,817
       82    Home Depot, Inc.                                  5,641
      206    Kroger Co. *                                      3,896
      199    Wal-Mart Stores, Inc.                            13,763
                                                             -------
                                                              34,981
             Semi-Conductors -- 9.5%
      172    Intel Corp.                                      14,177
       64    KLA-Tencor Corp. *                                7,136
       93    Novellus Systems, Inc. *                         11,362
       25    Texas Instruments, Inc.                           2,393
                                                             -------
                                                              35,068
             Telecommunications -- 9.1%
      166    AT&T Corp.                                        8,401
       44    Bell Atlantic Corp.                               2,698
       54    BellSouth Corp.                                   2,507
       29    GTE Corp.                                         2,060
       75    MCI WorldCom, Inc. *                              3,992
       35    Nextel Communications, Inc., Class A *            3,571
      113    SBC Communications, Inc.                          5,494
       35    Sprint Corp. (FON Group)                          2,371
       38    Vodafone AirTouch PLC, ADR (United Kingdom)       1,902
                                                             -------
                                                              32,996
             Telecommunications Equipment -- 4.9%
      132    Lucent Technologies, Inc.                         9,889
       53    Motorola, Inc.                                    7,871
                                                             -------
                                                              17,760
--------------------------------------------------------------------------------
             Total Long-Term Investments                     346,118
             (Cost $200,787)
--------------------------------------------------------------------------------

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)


As of December 31, 1999
(Amounts in Thousands)


Principal
Amount       Issuer                                            Value
--------------------------------------------------------------------------------
        Short-Term Investments -- 5.0%
--------------------------------------------------------------------------------
             Repurchase Agreement -- 5.0%
             --------------------------------
$18,146      Greenwich Capital Markets, Inc., in a
               joint trading account at 3.50%, due
               01/03/00, (Dated 12/31/99, Proceeds $18,151,
               Secured by FHLMC, $18,959, 5.75%,
               due 09/15/22; Market Value $18,509)
             (Cost $18,146)                                   $ 18,146
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                      $364,264
             (Cost $218,933)
--------------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
ADR   -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.


                       See notes to financial statements.

--------------------------------------------------------------------------------

       CORE EQUITY AND EQUITY GROWTH PORTFOLIOS Statement of Assets and Liabilities As of December 31, 1999
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                        Equity
                                                         Core Equity    Growth
                                                          Portfolio    Portfolio
--------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value (Note 1) .........   $213,580      $364,264
    Cash .............................................         --             1
    Receivable for interest and dividends ............         83           160
--------------------------------------------------------------------------------
       Total Assets ..................................    213,663       364,425
--------------------------------------------------------------------------------
   LIABILITIES:
    Payable to Custodian .............................        181            --
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................        113           212
     Administration fees .............................          9            15
     Other ...........................................         31            17
--------------------------------------------------------------------------------
       Total Liabilities .............................        334           244
--------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS ..............................   $213,329      $364,181
--------------------------------------------------------------------------------
    Cost of investments ..............................   $152,917      $218,933
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Operations For the period from August 12, 1999 to December 31, 1999
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                      Core         Equity
                                                                     Equity        Growth
                                                                   Portfolio      Portfolio
   INVESTMENT INCOME:
    Dividend ....................................................    $   522          $ 570
    Interest ....................................................        192            290
    Foreign taxes withheld ......................................         (2)            (1)
----------------------------------------------------------------------------------------------
       Total investment income ..................................        712            859
----------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ....................................        524            863
    Administration fees .........................................         35             58
    Custody and accounting fees .................................         18             28
    Professional fees ...........................................         22             22
    Trustees' fees and expenses .................................          4              2
    Other .......................................................          6              6
----------------------------------------------------------------------------------------------
       Total expenses ...........................................        609            979
----------------------------------------------------------------------------------------------
    Less amounts waived (Note 2A) ...............................         70             35
----------------------------------------------------------------------------------------------
      Net expenses ..............................................        539            944
----------------------------------------------------------------------------------------------
       Net investment income (loss) .............................        173            (85)
----------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .........      2,121           (283)
    Change in net unrealized appreciation of
   investments ..................................................     23,715         67,192
----------------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments .............     25,836         66,909
----------------------------------------------------------------------------------------------
    Net increase in net assets from operations ..................    $26,009        $66,824
----------------------------------------------------------------------------------------------

                      See notes to financial statements.

--------------------------------------------------------------------------------

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Changes in Net Assets For the periods indicated
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                                          Equity
                                                                   Core Equity            Growth
                                                                    Portfolio            Portfolio
--------------------------------------------------------------------------------------------------------
                                                                    08/12/99*            08/12/99*
                                                                     Through              Through
                                                                    12/31/99             12/31/99
--------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .................................   $    173           $    (85)
    Net realized gain (loss) on investments ......................      2,121               (283)
    Change in net unrealized appreciation of investments .........     23,715             67,192
--------------------------------------------------------------------------------------------------------
      Increase in net assets from operations .....................     26,009             66,824
--------------------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS (Note 1):
    Contributions ................................................    207,886            332,120
    Withdrawals ..................................................    (20,566)           (34,763)
--------------------------------------------------------------------------------------------------------
     Net increase from transactions in investors'
     beneficial interests ........................................    187,320            297,357
--------------------------------------------------------------------------------------------------------
      Total increase in net assets ...............................    213,329            364,181
   NET ASSETS:
    Beginning of period ..........................................         --                 --
--------------------------------------------------------------------------------------------------------
    End of period ................................................   $213,329           $364,181
--------------------------------------------------------------------------------------------------------

* Commencement of operations.


                       See notes to financial statements.

--------------------------------------------------------------------------------

PORTFOLIOS
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Master Investment Trust (the "Trust") was organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Core Equity Portfolio ("CEP") and Equity Growth Portfolio ("EGP"), collectively the "Portfolios," are separate series of the Trust. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolios.

On August 12, 1999, the Chase Core Equity Fund and Chase Equity Growth Fund (separate portfolios of Mutual Fund Investment Trust) contributed 100% of their investable net assets ($156,409,317 and $240,616,354, respectively) to the newly created CEP and EGP, in a tax-free exchange.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading accounts by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

PORTFOLIOS
Notes to Financial Statements


   C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   D. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   E. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.


2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.75% of the Portfolios' average daily net assets.

   Chase Bank of Texas N.A. ("Chase Texas"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between Chase Texas and Chase. Chase Texas is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.375% of each Portfolio's average daily net assets.

   For the period from August 12, 1999 to December 31, 1999, the Advisor voluntarily waived advisory fees of $69,918 and $34,534 for CEP and EGP, respectively.

   B. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

PORTFOLIOS
Notes to Financial Statements


3. Investment Transactions

For the period from August 12, 1999 to December 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


                                                       CEP        EGP
--------------------------------------------------------------------------------
   Purchases (excluding U.S. Government)...........  $43,236    $52,438
   Sales (excluding U.S. Government) ..............   11,187      1,116

The portfolio turnover rates of CEP and EGP for the period from August 12, 1999 to December 31, 1999, were 6% and 1% respectively.

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 1999, are as follows (in thousands):

                                                       CEP        EGP
--------------------------------------------------------------------------------
   Aggregate cost ................................   $152,948   $219,810
                                                     --------   --------
    Gross unrealized appreciation.................   $ 62,562   $145,253
    Gross unrealized depreciation.................     (1,930)      (799)
                                                     ---------  --------
   Net unrealized appreciation ...................    $60,632   $144,454
                                                     =========  ========

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees and Beneficial Unit Holders of
Mutual Fund Master Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Core Equity Portfolio and Equity Growth Portfolio (separate portfolios of Mutual Fund Master Investment Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the period August 12, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 10, 2000

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

BACK COVER

--------------------------------------------------------------------------------

CHASE VISTA EQUITY FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENT ADVISER,
ADMINISTRATOR,
SHAREHOLDER AND FUND SERVICING
AGENT AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
Vista Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



(C) The Chase Manhattan Corporation, 2000. All Rights Reserved.        June 2000

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CHASE VISTA FUNDS(SM)

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039